Mellon Private Asset Management(sm)

MPAM(sm) Family of Mutual Funds
MPAM Large Cap Stock Fund
MPAM Income  Stock Fund
MPAM Mid Cap Stock Fund
MPAM Small Cap Stock Fund
MPAM International Fund
MPAM Emerging Markets Fund
MPAM Balanced Fund
MPAM Bond Fund
MPAM Intermediate Bond Fund
MPAM Short-Term U.S. Government Securities Fund
MPAM National Intermediate Municipal Bond Fund
MPAM National Short-Term Municipal Bond Fund
MPAM Pennsylvania Intermediate Municipal Bond Fund

SEMIANNUAL REPORTS
February 28, 2001

                                             Mellon Private Asset Management(sm)





Contents


The Funds
--------------------------------------------------------------------------------

Letter from the President                    2

Discussion of Funds' Performance
   MPAM Large Cap Stock Fund                 3
   MPAM Income Stock Fund                    5
   MPAM Mid Cap Stock Fund                   7
   MPAM Small Cap Stock Fund                 9
   MPAM International Fund                  11
   MPAM Emerging Markets Fund               13
   MPAM Balanced Fund                       15
   MPAM Bond Fund                           17
   MPAM Intermediate Bond Fund              19
   MPAM Short-Term U.S.
      Government Securities Fund            21
   MPAM National Intermediate
      Municipal Bond Fund                   23
   MPAM National Short-Term
      Municipal Bond Fund                   25
   MPAM Pennsylvania Intermediate
      Municipal Bond Fund                   27

Statements of Investments                   29

Statements of Assets and Liabilities        91

Statements of Operations                    94

Statements of Changes in Net Assets         97

Financial Highlights                       100

Notes to Financial Statements              103


For More Information
--------------------------------------------------------------------------------
Back cover




The views expressed herein are current to the date of this report. These views and the composition of the funds' portfolios are subject to change at any time based on market and other conditions.


  o Not FDIC-Insured
  o Not Bank-Guaranteed
  o May Lose Value

The Funds

LETTER FROM
THE PRESIDENT

Dear Shareholder:
We are pleased to present this semiannual report for the Mellon Private Asset Management ("MPAM") Family of Mutual Fundssm, covering the period from October 2, 2000 (the date the funds began operations as registered, open-end mutual funds) through February 28, 2001. Inside, you'll find valuable information about how the funds were managed during the reporting period, including discussions with each fund's portfolio manager(s).

The MPAM fund family encompasses a wide range of equity and fixed-income investment alternatives, including domestic and international equity funds, a balanced fund and taxable and municipal bond funds. During the reporting period market performance was mixed. For example, certain fixed-income securities, such as municipal bonds and high quality, short-term U.S. Government securities, produced relatively attractive returns in a declining interest-rate environment. Conversely, valuations of stocks fell as slower economic growth adversely influenced corporate profits and investor sentiment.

A market environment such as this one provides a vivid reminder of the importance of adhering to certain fundamental investment principles. Chief among them are broad diversification and a long-term investment perspective. Diversification can help reduce the impact of declines in any particular asset class or investment style on an overall portfolio. A time horizon of at least three to five years can help investors withstand the sometimes disconcerting short-term fluctuations of the financial markets. Both can be important strategies for managing investment risk over time, regardless of whether markets are rising or falling from day to day.

We appreciate your support and confidence, and we look forward to helping you achieve your long-term investment goals.

Sincerely,



David F. Lamere
President
MPAM Funds Trust
March 15, 2001


DISCUSSION OF
FUND PERFORMANCE

MPAM Equity Management Team,
Portfolio Managers

How did MPAM Large Cap Stock Fund perform relative to its benchmark?

For the period from October 2, 2000 (the date the fund began operations as a registered, open-end mutual fund) through February 28, 2001, the fund produced a total return of -16.06%.1 In comparison, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the fund's benchmark, provided a total return of -13.26% for the same period.2

We attribute the fund's overall performance to a slowing economy and general weakness in the U.S. stock market, especially among large-capitalization growth stocks. The fund's relative performance compared to that of its benchmark is primarily the result of the fund's security selection strategy.

What is the fund's investment approach?

The fund seeks investment returns, consisting of capital appreciation and income, that are consistently superior to those of the S&P 500 Index. To pursue its goal, the fund normally invests at least 65% of its total assets in a blended portfolio of growth and value stocks chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.

When selecting securities, we use a computer model to identify and rank stocks within each industry or sector, based on:

o Value, or how a stock is priced relative to its perceived intrinsic worth,

o  Growth,  in  this  case  the suitability or growth of earnings,  and

o  Financial profile,  which measures the financial health of the company.

Next, a team of experienced analysts examines the fundamentals of the higher ranked candidates. The portfolio manager then decides which stocks to purchase and whether any current holdings should be sold.

We also attempt to manage the risks associated with market timing and sector and industry exposure. We do not believe that the advantages of attempting to time the market or rotate in and out of various industry groups outweigh the risks of such moves. Instead, our goal typically is to remain close to the industry and sector allocations of the S&P 500 Index.

What other factors influenced the fund's performance?

Since the beginning of the reporting period, the U.S. stock market has declined sharply. Technology stocks in particular were among the most severely affected of all industry groups. In general, such high levels of market volatility undermined the effectiveness of our quantitative model, which use data from one month to seek to identify stocks that will outperform during the next month.

The fund's performance relative to that of the benchmark was hampered by the fund's investments in technology companies, health care companies, utilities and long-distance telephone companies, the last of which were hurt by price competition in the long-distance market. On the other hand, the fund's performance was enhanced by its holdings of interest-rate-sensitive companies, including financial services firms and consumer services companies. For example, the fund benefited from good results in its investments in retailer Target and financial services giant Morgan Stanley Dean Witter.

What is the fund's current strategy?

As of February 28, 2001, we have continued to employ our sector-neutral asset allocation strategy, which is designed to manage certain risks by apportioning assets among various industry groups in a way that is consistent with our benchmark, the S&P 500 Index. Our stock selection strategy has continued to employ our quantitative model, which we use

                                                                       The Funds
DISCUSSION OF FUND PERFORMANCE (continued)

for distinguishing between what we believe are attractive and unattractive stocks. However, we also are looking for ways to increase our model's effectiveness in volatile market environments.

March 15, 2001



1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: LIPPER INC. -- Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.



DISCUSSION OF
FUND PERFORMANCE

Bert J. Mullins, Portfolio Manager

How did MPAM Income Stock Fund perform relative to its benchmark?

For the period from October 2, 2000 (the date the fund began operations as a registered, open-end mutual fund) through February 28, 2001, the fund produced a total return of -10.18%.1 In comparison, the Russell 1000 Value Index ("Russell 1000"), the fund's benchmark, provided a total return of 1.10% for the same period.2

We attribute the fund's overall performance to a slowing economy and general weakness in the U.S. stock market. The fund's performance lagged that of its benchmark due primarily to the fund's security selection strategy, especially among technology companies.

What is the fund's investment approach?

The fund seeks to exceed the total return performance of the Russell 1000 over time. To pursue its goal, the fund normally invests at least 65% of its total assets in dividend-paying stocks. Stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. Because the fund invests primarily in dividend-paying stocks, it generally emphasizes stocks with value characteristics, although it may also purchase growth stocks.

When selecting securities, we use a computer model to identify and rank stocks within each industry or sector, based on:

o Value, or how a stock is priced relative to its perceived intrinsic worth,

o  Growth,  in  this  case  the sustainability or growth of earnings,  and

o  Financial  profile,  which measures the financial health of the company.

Next, a team of experienced analysts examines the fundamentals of the higher ranked securities. The portfolio manager then decides which stocks to purchase and whether any current holdings should be sold. We also attempt to manage risks by diversifying broadly across companies and industries, limiting the potential adverse impact of any one stock or industry on the overall portfolio. In an attempt to earn higher yields, the fund may at times invest a higher percentage of assets than its benchmark in certain industry groups.

What other factors influenced the fund's performance?

Since the beginning of the reporting period, the U.S. stock market has declined sharply. Although dividend-paying and value-oriented stocks held up considerably better than growth stocks, they generally ended the period at lower price levels than where they began. In general, high levels of market volatility undermined the effectiveness of our quantitative model, which uses data from one month to seek to identify stocks that will outperform during the next month.

The fund's performance during the reporting period was hurt by its holdings of technology stocks, including large, bellwether companies such as Cisco, Sun Microsystems, Corning and EMC. Although these industry leaders held up better than smaller technology companies early in the period, they later declined sharply in the wake of disappointing earnings announcements throughout the technology group.

On a more positive note, we experienced success with individual holdings in a variety of other industry groups. Performance was enhanced by our holdings of certain interest-rate-sensitive companies, including consumer services companies. For example, we received good results from our investments in retailer Target and financial services giant Morgan Stanley Dean Witter.

                                                                       The Funds

DISCUSSION OF FUND PERFORMANCE (continued)

What is the fund's current strategy?

Our stock selection strategy has continued to employ our quantitative model, which we use for distinguishing between what we believe are attractive and unattractive stocks. We are currently looking for ways to increase our model's effectiveness in volatile market environments.

March 15, 2001



1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE:   LIPPER  INC.  --  Reflects  the reinvestment of dividends and, where applicable, capital gain distributions. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.



DISCUSSION OF
FUND PERFORMANCE

Anthony J. Galise, Portfolio Manager

How did MPAM Mid Cap Stock Fund perform relative to its benchmark?

For the period from October 2, 2000 (the date the fund began operations as a registered, open-end mutual fund) through February 28, 2001, the fund produced a total return of -10.47%.1 In comparison, the Standard & Poor's MidCap 400 Index ("S&P MidCap 400"), the fund's benchmark, provided a total return of -7.32% for the same period.2

We attribute the fund's overall performance to a slowing economy and general weakness in the U.S. stock market, especially among growth stocks. The fund's performance lagged that of its benchmark due primarily to the fund's security selection strategy, especially among technology companies in the software and semiconductor industries.

What is the fund's investment approach?

The fund seeks investment returns, consisting of capital appreciation and income, that are consistently superior to those of the S&P MidCap 400. To pursue its goal, the fund normally invests at least 65% of its total assets in a blended portfolio of growth and value stocks of small and midsize domestic companies, whose market capitalizations generally range between $500 million and $5 billion. Stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.

When selecting securities, we use a computer model to identify and rank stocks within each industry or sector, based on:

o Value, or how a stock is priced relative to its perceived intrinsic worth,

o Growth,  in  this  case  the suitability or growth of earnings,  and

o Financial profile,  which measures the financial health of the company.

Next, a team of experienced analysts examines the fundamentals of the higher ranked securities. Using their insights, we select what we believe are the most attractive securities identified by the model. Finally, we use portfolio construction techniques to manage sector and industry risks. Our goal is to keep those risks at levels that are similar to those of the S&P MidCap 400. For example, if the Index has a 10% weighting in a particular industry group, about 10% of the fund's assets will also normally be invested in that group.

What other factors influenced the fund's performance?

Since the beginning of the reporting period, the U.S. stock market has declined sharply. Although midcap stocks generally held up considerably better than large-cap stocks, they generally ended the period at lower price levels than where they began. Midcap stocks outperformed large-cap stocks during the reporting period primarily because midcap stocks began the reporting period with lower valuations than large-cap stocks, and many midcap companies continued to provide good relative earnings growth.

The fund's performance was hurt by its holdings of technology stocks, especially those of software developers such as Vignette and semiconductor manufacturers like Qlogic. Indeed, our technology investments were responsible for two percentage points of underperformance relative to our benchmark. The fund's returns were also hindered by our holdings of interest-rate-sensitive stocks, including banks, insurers and financial services companies.

On the other hand, the fund benefited from better than average performance from its health care holdings, including pharmaceutical companies such as AmeriSource Health, Genzyme (General Division) and Biovail. In this sector, we generally emphasized generic drug companies and drug distributors, and we de-emphasized biotechnology companies. We also enjoyed solid returns from medical services companies such as Lincare Holdings and Laboratory

                                                                       The Funds

DISCUSSION OF FUND PERFORMANCE (continued)

Corporation of America Holdings. Our energy holdings also performed well, driven higher by the effects of high crude oil and natural gas prices. Positive contributors included natural gas distributor Kinder Morgan and energy services provider BJ Services.


What is the fund's current strategy?

As of the end of the reporting period, we have maintained our strategy of seeking companies that we believe have good earnings growth potential and are selling at reasonable valuations. We continue to invest in industries and sectors generally in the same proportion as the S&P MidCap 400 -- including certain technology stocks that meet the funds criteria, despite the sector's recent difficulties. By carefully selecting those technology stocks that, in our view, offer good relative value, we believe that this exciting sector can offer investors potential opportunities.

As of the end of the reporting period, the fund primarily emphasized value-oriented stocks in the utilities, energy and producer goods industry groups. Value measures for the fund, such as price-to-earnings and price-to-book ratios, are modestly lower than those of our benchmark. At the same time, we continue to hold many traditional growth companies because of their relatively attractive valuations after the recent market decline.

March 15, 2001



1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. -- Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Standard & Poor's MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market.



DISCUSSION OF
FUND PERFORMANCE

Gene F. Cervi, Portfolio Manager

How did MPAM Small Cap Stock Fund perform relative to its benchmark?

For the period from October 2, 2000 (the date the fund began operations as a registered, open-end mutual fund) through February 28, 2001, the fund produced a total return of -6.48%.1 In comparison, the Standard & Poor's SmallCap 600 Index ("S&P SmallCap 600"), the fund's benchmark, provided a total return of -0.85% for the same period.2

We attribute the fund's overall performance to a slowing economy and general weakness in the small-cap sector of the U.S. stock market, especially among growth stocks. The fund's lagging relative performance compared to its benchmark is primarily the result of the fund's security selection strategy, particularly among technology companies.

What is the fund's investment approach?

The fund seeks investment returns, consisting of capital appreciation and income, that surpass those of the S&P SmallCap 600. To pursue its goal, the fund normally invests at least 65% of its total assets in a blended portfolio of growth and value stocks of small-capitalization companies, whose market capitalizations generally range between $100 million and $2 billion. Stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.

When selecting securities, we use a computer model to identify and rank stocks within each industry or sector, based on:

o Value, or how a stock is priced relative to its perceived intrinsic worth,

o  Growth,  in  this  case  the suitability or growth of earnings,  and

o  Financial profile,  which measures the financial health of the company.

Next, a team of experienced analysts examines the fundamentals of the higher ranked securities. Using their insights, we select what we believe are the most attractive securities identified by the model. Finally, we use portfolio construction techniques to manage sector and industry risks. We attempt to keep those risks at levels that are similar to those of the S&P SmallCap 600. For example, if the Index has a 10% weighting in a particular industry group, about 10% of the fund's assets will also normally be invested in that group.

What other factors influenced the fund's performance?

Since the beginning of the reporting period, the U.S. stock market has declined sharply. Although small-cap stocks generally held up better than large-cap stocks, they generally ended the period at lower price levels than where they began. Small-cap stocks outperformed large-cap stocks during the reporting period primarily because small-cap stocks began the period with lower valuations than large-cap stocks, and many small-cap companies continued to provide good relative earnings growth.

In general, high levels of market volatility undermined the effectiveness of our model during the reporting period, which uses data from one month to seek to identify stocks that will outperform during the next month. Fundamental stock analysis helped us to compensate for these difficulties. We are currently engaged in a research project that is designed to improve the model's effectiveness within individual market sectors, including technology.

The fund's performance was hurt by its holdings of technology stocks, especially among contract manufacturers such as Merix, Plexus Corp. and Viasystems Group. The fund's returns were also hindered by our holdings in other technology segments. For example, IP telephony provider Audiocodes saw its stock price fall when it warned of slower profit growth, and the stock prices of enterprise infrastructure company MarchFirst declined after the company announced that it was realigning its business strategy.

                                                                       The Funds

DISCUSSION OF FUND PERFORMANCE (continued)

On the other hand, the fund benefited from better than average performance from its health care holdings, including Priority Healthcare, which acquired a company that gives them a leadership position in the female infertility market. Our energy holdings also performed well, driven higher by the effects of high crude oil and natural gas prices. Positive contributors included energy services companies such as drillers UTI Energy and Helmerich & Payne.

In the retail group, returns were driven by stores targeting the teen market, including Pacific Sunwear of California and Hot Topic. Both businesses met their revenue and earnings targets. In the financial services group, reinsurer RenaissanceRe Holdings benefited from declining interest rates and a relatively uneventful hurricane season.

What is the fund's current strategy?

As of the end of the reporting period, we have maintained our strategy of seeking companies that we believe have good earnings growth potential and are selling at reasonable valuations. We continue to invest in more than 100 different companies, and our industry and sector allocations generally remain in line with those of the S&P SmallCap 600. By diversifying broadly and maintaining neutral sector exposures relative to our benchmark, we hope to reduce the risks of small-cap investing during turbulent times like these.

March 15, 2001


1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of fund expenses by Mellon Bank, N.A. pursuant to an agreement in effect through September 30, 2003, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund's return would have been lower.
2 SOURCE: LIPPER INC.-- Reflects the reinvestment of dividends and, where applicable, capital gain distributions. The Standard & Poor's SmallCap 600 Index is a widely accepted, unmanaged index of overall small-cap stock market performance.


DISCUSSION OF
FUND PERFORMANCE

Sandor Cseh, Portfolio Manager

How did MPAM International Fund perform relative to its benchmark?

For the period from October 2, 2000 (the date the fund began operations as a registered, open-end mutual fund) through February 28, 2001, the fund produced a total return of 1.39%.1 The fund's benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI EAFE") Index, produced a total return of -9.93% for the same period.2 The MSCI EAFE Value Index produced a total return of -3.38% for the same period.3

We attribute the fund's performance to an especially difficult worldwide stock market environment during the reporting period. However, we are pleased to report that the fund's performance exceeded that of both of the indices noted above, primarily because we limited our exposure to the technology and telecommunications sectors.

What is the fund's investment approach?

The fund seeks long-term capital growth. To pursue this goal, the fund normally invests primarily in stocks of foreign issuers that we consider to be "value" companies. The fund normally invests in companies in a broad range of countries and generally limits its investments in any single company to no more than 5% of its assets at the time of purchase.

The fund's investment approach is value oriented, research driven and risk averse. When selecting stocks, we identify potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection over economic or industry trends, the fund focuses on three key factors:

o Value, or how a stock is priced relative to traditional business performance measures,

o Business health, or overall efficiency and profitability as measured by return on assets and return on equity, and o Business momentum, or the presence of a catalyst (such as corporate restructuring or changes in management) that may potentially trigger a price increase in the near- to mid-term.

The fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of our expectations.

What other factors influenced the fund's performance?

Several factors influenced the fund's performance during the reporting period. First, the value style of investing returned to favor, and, as a value fund, that environment helped our performance. Second, the way we allocated our assets among industry groups also positively affected our performance. For example, by limiting exposure to stocks in the technology and telecommunications sectors, we were able to mitigate the effect of those sectors' declines on the overall fund. In addition, our continued emphasis on financial companies helped boost our returns.

The strength of the U.S. dollar, however, hurt the fund's performance. As the dollar strengthened relative to local currencies, investments denominated in local currencies translated into fewer dollars. The U.S. dollar generally appreciated relative to the euro and the Japanese yen, and remained flat relative to the British pound during the reporting period.

In response to these market influences, we made adjustments to several of the fund's country allocations. For example, we continued to reduce our

                                                                       The Funds

DISCUSSION OF FUND PERFORMANCE (continued)

exposure to Japan. That decision proved beneficial for the fund, as Japan was the worst performing market during the reporting period. On the other hand, we benefited from our increased exposure to better stock market conditions in the United Kingdom and Europe. In the U.K., we emphasized financial stocks, particularly banks that were targeted for acquisition. In France, we benefited from our investments in several pharmaceutical stocks and a major industrial gas company. Finally, our investments in German bank stocks flourished in the wake of recently implemented tax and financial reform laws.

What is the fund's current strategy?

We believe that lower stock valuations have now expanded the universe of value stocks in which the fund can invest. For instance, the recent decline of technology and telecommunications stocks may give us an opportunity to increase our holdings in those areas. Going forward, we plan to continue to concentrate on companies with reasonable valuations, sound fundamentals and improving earnings momentum, believing that these types of stocks can have the potential to generate strong returns for our shareholders.

March 15, 2001



1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of fund expenses by Mellon Bank, N.A. pursuant to an agreement in effect through September 30, 2003, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund's return would have been lower.
2 SOURCE: LIPPER INC. -- Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries.
3 SOURCE: LIPPER INC. -- Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Value Index is an unmanaged index composed of a sample of value companies representative of the market structure of European and Pacific Basin countries.


DISCUSSION OF
FUND PERFORMANCE

D. Kirk Henry, Portfolio Manager

How did MPAM Emerging Markets Fund perform relative to its benchmark?

For the period from October 2, 2000 (the date the fund began operations as a registered, open-end mutual fund) through February 28, 2001, the fund produced a total return of 1.03%.1 In comparison, the Morgan Stanley Capital International Emerging Markets (Free) Index ("MSCI EMF Index"), the fund's benchmark, provided a total return of -9.59% for the same period.2

We attribute the fund's overall performance to difficult stock market conditions throughout the world, especially among technology-oriented stocks. The fund's good relative performance compared to that of its benchmark is primarily the result of our company-by-company security selection strategy, which focused on value-oriented stocks that performed relatively well.

What is the fund's investment approach?

The fund seeks long-term capital growth. To pursue its goal, the fund invests primarily in stocks of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets. Normally, the fund will not invest more than 25% of its total assets in the securities of companies in any one emerging market country.

When choosing stocks, we use a value-oriented, research-driven approach. We identify potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection rather than economic and industry trends, we focus on three key factors:

o Value, or how a stock is priced relative to its intrinsic worth based on traditional value measures,

o Business Health, or overall efficiency and profitability as measured by return on assets and return on equity, and

o Business momentum, or the presence of catalysts expected to trigger price increases.

We  typically  sell a stock when it is no longer  considered  a value  company, appears less likely to benefit from the current market and economic environments, shows deteriorating fundamentals or declining momentum, or falls short of our expectations.

What other factors influenced the fund's performance?

Since the beginning of the reporting period, global stock markets have generally declined, including many, but not all, in the world's emerging markets. However, on average, the emerging markets generally fared better than major stock market indices in the United States and elsewhere during the reporting period. That's primarily because the emerging markets began the period at relatively low valuations in the wake of previous market declines.

In this environment, we received the highest returns from Asia, where economies were generally recovering and existing problems -- such as slowing exports to the United States and high energy prices -- were already priced into the market. We enjoyed particularly strong returns from the Philippines, a country whose stocks we emphasized during the reporting period. The Philippines benefited from a change of government leadership that left investors more optimistic about its ability to participate in international trade. Thailand also posted strong returns because of a new Prime Minister and the passage of banking reforms. Although China's stock market generally declined, the fund's investments there prospered and were the largest single positive contributor to the fund's performance.

In Latin America, we reduced our exposure to the region's largest country, Brazil, by taking profits in stocks that had done well. Latin American economies, with the exception of Mexico, generally

                                                                       The Funds

DISCUSSION OF FUND PERFORMANCE (continued)

grew during the reporting period. That is due, in part, to their relative independence from the U.S. economy. Eastern Europe, which is also largely independent of the U.S. economy, provided attractive returns as well. Growth there was primarily driven by exports to the more industrialized nations in Western Europe.

In terms of industry groups, the fund's performance was driven by its investments in technology, telecommunications and financial services. While both technology and telecommunications suffered as a group in a challenging market environment, the fund's investments in these areas generally performed better than average for the sector. That's because we choose investments after rigorous company-by-company analysis, not according to macroeconomic or market trends.

What is the fund's current strategy?

Although the fund is broadly diversified among both emerging market countries and industry groups, we have recently begun to increase our investments in cyclical companies, which we believe are likely to benefit from an economic recovery. While there is no way to predict with certainty when the global recovery will begin, we believe that much of the current economic weakness has already been "discounted" into many emerging market companies' stock valuations.

March 15, 2001


1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of fund expenses by Mellon Bank, N.A. pursuant to an agreement in effect through September 30, 2003, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund's return would have been lower.
2 SOURCE: LIPPER INC. -- Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index is a market capitalization-weighted index composed of companies representative of the market structure of 26 emerging market countries in Europe, Latin America and the Pacific Basin.




DISCUSSION OF
FUND PERFORMANCE

Bert J. Mullins and Lawrence R. Dunn,
Portfolio Managers

How did MPAM Balanced Fund perform relative to its benchmark?

For the period from October 2, 2000 (the date the fund began operations as a registered, open-end mutual fund) through February 28, 2001, the fund produced a total return of -4.39%.1 In comparison, the fund's benchmark, a blended index composed of 55% Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and 45% Lehman Brothers Aggregate Bond Index, provided a total return of -4.22% for the same period.2 Separately, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index provided total returns of -13.26% and 6.83%, respectively, for the same period.

We attribute the fund's overall performance to a slowing economy and general weakness in the U.S. stock market, especially among large-capitalization growth stocks. The fund's slightly lagging performance compared to that of its benchmark is primarily the result of the fund's stock selection strategy, especially within the technology group.

What is the fund's investment approach?

The fund seeks long-term growth of principal in conjunction with current income. To pursue its goal, the fund may invest in equity securities, income-producing bonds and other MPAM funds, including MPAM Mid Cap Stock Fund, MPAM International Fund and MPAM Emerging Markets Fund. The fund normally allocates approximately 55% of its assets to equity investments and 45% to bonds and money market instruments. The fund may deviate from these targets by +/-10%. The fund's investment in each of MPAM Mid Cap Stock Fund, MPAM International Fund and MPAM Emerging Markets Fund is subject to a separate limit of 20% of the fund's total assets, as is the fund's investment in money market instruments.

With respect to the equity portion of the fund's portfolio, individual stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. Our computer model identifies and ranks stocks within each industry or sector, based on a variety of criteria. A team of experienced analysts then examines the fundamentals of the higher ranked candidates. Finally, the portfolio managers decide which stocks to purchase or sell. The equity portion of the fund's portfolio is structured so that its allocations of assets to industry groups are similar to those of the S&P 500 Index.

With respect to the fixed-income portion of the fund's portfolio, the fund's investments in debt securities must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's effective duration will not exceed eight years. We choose debt securities based on their yields, credit quality, the level of interest rates and inflation, general economic and financial trends, and our outlook for the securities markets.

What other factors influenced the fund's performance?

Since the beginning of the reporting period, the U.S. stock market has declined sharply, while high quality bonds have generally rallied. That's primarily because, as economic conditions worsened, the Federal Reserve Board (the "Fed") reduced short-term interest rates, generally causing bond prices to rise. On the other hand, faced with the likelihood of lower earnings, many stocks lost value, especially growth stocks that were previously selling at relatively high valuations. Technology stocks in particular were among the most severely affected of all industry groups. In general, such high levels of market volatility undermined the effectiveness of our quantitative model, which uses data from one month to seek to identify stocks that will outperform during the next month.

                                                                       The Funds

DISCUSSION OF FUND PERFORMANCE (continued)

In the equity portion of the fund's portfolio, performance was hampered by the fund's investments in technology companies, health care companies, utilities and long-distance telephone companies, the last of which were hurt by price competition in the long-distance market. On the other hand, the fund's performance was enhanced by its holdings of interest-rate-sensitive companies, including financial services firms and consumer services companies. For example, the fund benefited from good results in its investments in retailer Target and financial services giant Morgan Stanley Dean Witter.

With respect to the fixed-income portion of the fund's portfolio, we maintained a modestly long average duration. This position was designed to lock in prevailing yields and capture opportunities for higher total returns. We focused primarily on corporate bonds and mortgage-backed securities because of their relatively high yields. In the corporate bond segment, we emphasized high quality issuers, including domestic banks and European banks with a U.S. presence. We tended to avoid riskier industrial names, especially in the retail, automobile and auto parts industries.

What is the fund's current strategy?

As of February 28, 2001, approximately 52% of the fund's assets were allocated to stocks and 48% were invested in bonds and money market instruments. This structure reflects our belief that the economy may continue to slow, and interest rates may decline further when the Fed meets in March.

With respect to the equity portion of the fund's portfolio, we have continued to employ our sector-neutral asset allocation strategy, which is designed to manage certain risks by apportioning assets among various industry groups in a way that is consistent with our equity benchmark, the S&P 500 Index. Our stock selection strategy has continued to employ our quantitative model, which we use for distinguishing between what we believe are attractive and unattractive stocks. However, we also are looking for ways to increase our model's effectiveness in volatile market environments.

March 15, 2001



1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of fund expenses by Mellon Bank, N.A. pursuant to an agreement in effect through September 30, 2003, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund's return would have been lower.
2 SOURCE: LIPPER INC. -- Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. The Lehman Brothers Aggregate Bond Index is a widely accepted, unmanaged total return index of corporate, U.S. Government and U.S. Government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.



DISCUSSION OF
FUND PERFORMANCE

Daniel J. Fasciano and Stephen P. Fiorella, Portfolio Managers

How did MPAM Bond Fund perform relative to its benchmark?

For the period from October 2, 2000 (the date the fund began operations as a registered, open-end mutual fund) through February 28, 2001, the fund produced a total return of 6.40%.1 In comparison, the Lehman Brothers Aggregate Bond Index, the fund's benchmark, provided a total return of 6.83% for the same period.2

We attribute the fund's performance to its modestly long average duration -- a measure of sensitivity to changing interest rates -- in a slowing economy and a declining interest-rate environment.

What is the fund's investment approach?

The fund seeks to outperform the Lehman Brothers Aggregate Bond Index while maintaining a similar risk level. To pursue its goal, the fund actively manages bond market and maturity exposure, and invests at least 65% of its total assets in debt securities such as U.S. Government and government agency bonds, corporate bonds, mortgage-related securities and foreign corporate and government bonds. The fund's investments in debt securities must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's effective duration will not exceed eight years.

What other factors influenced the fund's performance?

At the beginning of the reporting period, the economy was in the early stages of a slowdown. As economic conditions worsened during the fourth quarter of 2000, prices of most high quality bonds rose modestly, even though the Federal Reserve Board (the "Fed") held interest rates steady. Faced with the potential for deteriorating credit quality in a slowing economy, many corporate bonds lost value, especially those at the lower end of the investment-grade range.

At the start of 2001, the Fed cut short-term interest rates by 50 basis points in a surprise move between regularly scheduled meetings of the Federal Open Market Committee ("FOMC"), the Fed's policy-making arm. At the end of January, the Fed cut interest rates again by another 50 basis points during its regularly scheduled FOMC meeting. As a result, high quality bonds such as U.S. Treasury securities continued to rally. In a reversal of previous trends, corporate bonds rebounded strongly in January, primarily because investors were attracted to their relatively high yields and low prices as interest rates fell. On the other hand, mortgage-backed securities generally suffered as an increasing number of homeowners refinanced their mortgages at lower rates, returning principal to holders of mortgage-backed bonds.

In this environment, we maintained the fund's average duration at a point that was modestly longer than that of its benchmark. This position was designed to lock in prevailing yields for as long as practical, while balancing the risks that longer term securities usually entail. Our duration management strategy also enhanced the fund's return as the market rallied.

In terms of security selection, we focused primarily on corporate bonds and mortgage-backed securities because of their relatively high yields compared to those of U.S. Treasury securities. In the corporate bond segment of the fund's portfolio, we emphasized high quality issuers, including domestic banks and European banks with a U.S. presence. We tended to avoid riskier industrial names, especially in the retail, automobile and auto parts industries. As a result, at the end of the reporting period the average credit quality of the fund's corporate bond holdings, which comprised about 30% of its total assets, was single-A. In comparison, the approximate average credit quality for the entire portfolio was double-A, the second-highest rating available.

                                                                       The Funds

DISCUSSION OF FUND PERFORMANCE (continued)

With only about 15% of the fund's portfolio invested in U.S. Treasury securities at the end of the reporting period, we maintained a relatively light exposure to direct obligations of the federal government. That's primarily because supply-and-demand factors unique to the treasury market have depressed yields, making treasuries relatively unattractive to income-oriented investors.

What is the fund's current strategy?

Because we expect interest rates to decline further when the Fed meets in March, we have maintained the fund's average duration at a slightly long position. We have also maintained our emphasis on corporate and mortgage-backed securities because we believe that, at current price and yield levels, they should perform well even in a slower economy. In the mortgage sector, we have focused primarily on lower coupon securities, which are less likely to be affected by mortgage prepayments.

In addition, we have recently been finding what we believe to be the best relative values in bonds with maturities of 15 years or more. That's primarily because the differences in yields between short-term and long-term bonds have widened, and longer term bonds have recently been providing significantly higher levels of income than their shorter term counterparts.

March 15, 2001


1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of fund expenses by Mellon Bank, N.A. pursuant to an agreement in effect through September 30, 2003, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund's return would have been lower.
2 SOURCE: LIPPER INC. -- Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Lehman Brothers Aggregate Bond Index is a widely accepted, unmanaged total return index of corporate, U.S. Government and U.S. Government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.



DISCUSSION OF
FUND PERFORMANCE

Stephen P. Fiorella and Lawrence R. Dunn, Portfolio Managers

How did MPAM Intermediate Bond Fund perform relative to its benchmark?

For the period from October 2, 2000 (the date the fund began operations as a registered, open-end mutual fund) through February 28, 2001, the fund produced a total return of 5.83%.1 In comparison, the Lehman Brothers Intermediate Government/ Credit Bond Index, the fund's benchmark, provided a total return of 6.39% for the same period.2

We attribute the fund's performance to its modestly long average duration -- a measure of sensitivity to changing interest rates -- in a slowing economy and a declining interest-rate environment.

What is the fund's investment approach?

The fund seeks to outperform the Lehman Brothers Intermediate Government/Credit Bond Index while maintaining a similar risk level. To pursue its goal, the fund actively manages bond market and maturity exposure, and invests at least 65% of its total assets in debt securities such as U.S. Government and agency bonds, corporate bonds, mortgage-related securities, foreign corporate and government bonds, and municipal bonds. The fund's investments in debt securities must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's effective duration will be between 2.5 and 5.5 years.

When managing the fund, we use a disciplined process to select securities and manage risk. We generally choose individual securities based on their yields, credit quality, the level of interest rates and inflation, general economic and financial trends, and our outlook for the securities markets. Our management process also includes computer modeling and scenario testing of possible changes in market conditions.

What other factors influenced the fund's performance?

At the beginning of the reporting period, the economy was in the early stages of a slowdown. As economic conditions worsened during the fourth quarter of 2000, the prices of most high quality bonds rose modestly, even though the Federal Reserve Board (the "Fed") held interest rates steady. Faced with the potential for deteriorating credit quality in a slowing economy, many corporate bonds lost value, especially those at the lower end of the investment-grade range.

At the start of 2001, the Fed cut short-term interest rates by 50 basis points in a surprise move between regularly scheduled meetings of the Federal Open Market Committee ("FOMC"), the Fed's policy-making arm. At the end of January, the Fed cut interest rates again by 50 basis points at its regularly scheduled FOMC meeting. As a result, high quality bonds such as U.S. Treasury securities continued to rally. In a reversal of previous trends, corporate bonds rebounded strongly in January and February, primarily because investors were attracted to their relatively high yields and low prices as general interest rates fell. On the other hand, higher yielding mortgage-backed securities generally suffered as an increasing number of homeowners refinanced their mortgages at lower rates, returning principal to holders of mortgage-backed bonds.

In this environment, we maintained the fund's average duration at a point that was modestly longer than that of its benchmark. This position was designed to lock in prevailing yields for as long as practical. Our duration management strategy also enhanced the fund's return as the market rallied.

In terms of security selection, we focused primarily on corporate bonds and mortgage-backed securities because of their relatively higher yields compared to

                                                                       The Funds

DISCUSSION OF FUND PERFORMANCE (continued)

those of U.S. Treasury securities. In the corporate bond segment of the fund's portfolio, we emphasized high quality issuers, including domestic banks and European banks with a U.S. presence. We tended to avoid riskier industrial names, especially in the retail, automobile and auto parts industries.

What is the fund's current strategy?

Because we expect interest rates to decline further when the Fed meets in March, we have maintained the fund's average duration at a slightly long position. We have also maintained our emphasis on corporate and mortgage-backed securities because we believe that, at current price and yield levels, they can perform well even in a slower economy. In the mortgage sector, we have focused primarily on lower coupon securities, which are less likely to be affected by mortgage prepayments. In the U.S. Treasury securities portion of the fund's portfolio, we recently increased the fund's exposure to direct obligations of the federal government to a level that was generally in line with that of our benchmark. We purchased long-term U.S. Treasury bonds toward the end of the reporting period primarily because of our expectations of further interest-rate reductions by the Fed.

March 15, 2001



1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of fund expenses by Mellon Bank, N.A. pursuant to an agreement in effect through September 30, 2003, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund's return would have been lower.
2 SOURCE: LIPPER INC. -- Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Lehman Brothers Intermediate Government/Credit Bond Index is a widely accepted, unmanaged index of government and corporate bond market performance composed of U.S. Government, Treasury and agency securities and nonconvertible investment-grade corporate debt, with an average maturity of 1-10 years.



DISCUSSION OF
FUND PERFORMANCE

Carol Miltenberger and Lawrence R. Dunn, Portfolio Managers

How did MPAM Short-Term U.S. Government Securities Fund perform relative to its benchmark?

For the period from October 2, 2000 (the date the fund began operations as a registered, open-end mutual fund) through February 28, 2001, the fund produced a total return of 4.55%.1 In comparison, the Lehman Brothers 1-3 Year U.S. Government Index, the fund's benchmark, provided a total return of 4.80% for the same period.2

We attribute the fund's performance to its relatively long average duration -- a measure of sensitivity to changing interest rates -- in a slowing economy and a declining interest-rate environment, as well as to our emphasis on higher yielding segments of the U.S. Government securities marketplace.

What is the fund's investment approach?

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. To pursue this goal, the fund invests primarily in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and in repurchase agreements. The fund may invest up to 35% of its net assets in mortgage-related securities issued by U.S. Government agencies or instrumentalities, such as mortgage pass-through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and collateralized mortgage obligations ("CMOs"), including stripped mortgage-backed securities. Generally, the fund's effective duration will be less than three years.

When choosing securities, we typically first examine U.S. and global economic conditions and other market factors to estimate long- and short-term interest rates. Using a research-driven investment process, we then seek to identify potentially profitable sectors before they are widely perceived by the market. We also seek to identify underpriced or mispriced securities that appear likely to perform well over time.

What other factors influenced the fund's performance?

At the beginning of the reporting period, the economy was in the early stages of a slowdown. As economic conditions worsened during the fourth quarter of 2000, the prices of most high quality bonds rose modestly, even though the Federal Reserve Board (the "Fed") held interest rates steady. U.S. Treasury securities were particularly good performers in this environment. The reason is twofold. First, U.S. Treasuries are highly sensitive to changing interest rates, and their prices tend to rise more than those of other types of bonds when interest rates fall. Second, U.S. Treasuries benefited from supply-and-demand factors, including robust demand from U.S. and foreign investors, as well as from a more limited supply of new securities.

At the start of 2001, the Fed cut short-term interest rates by 50 basis points in a surprise move between regularly scheduled meetings of the Federal Open Market Committee ("FOMC"), the Fed's policy-making arm. At the end of January, the Fed cut interest rates again by 50 basis points at its regularly scheduled FOMC meeting. As a result, high quality bonds such as U.S. Treasury securities continued to rally. On the other hand, higher yielding mortgage-backed securities generally suffered as an increasing number of homeowners refinanced their mortgages at lower rates, returning principal to holders of mortgage-backed securities.

In this environment, we maintained the fund's average duration at a point that was modestly longer than that of its benchmark. This position was designed to lock in prevailing yields for as long as practical and enhance the fund's return as the market rallied.

                                                                       The Funds

DISCUSSION OF FUND PERFORMANCE (continued)

In terms of security selection, as of the end of the reporting period, approximately 65% of the fund's assets were invested in U.S. Treasury securities and about 35% of the fund's assets were invested in other areas, primarily U.S. Government agency securities. This compares to allocations of 70% and 30%, respectively, for the fund's benchmark. In the mortgage-backed segment of the fund's portfolio, we invested about 5% of the fund's assets in balloon mortgages and approximately 2% in CMOs because of their higher yields.

What is the fund's current strategy?

Because we expect interest rates to decline further when the Fed meets in March, we have maintained the fund's average duration at a slightly long position. We have also maintained our modest emphasis on U.S. Government agency securities because we believe that at current price and yield levels they can perform well even in a slower economy.

In addition, we recently adopted a "barbell" structure for the fund in which longer term bonds are balanced by very short-term securities, producing an average duration that is well within the parameters for the fund. This structure enables us to capture the attractively high yields longer term bonds currently offer.

March 15, 2001



1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of fund expenses by Mellon Bank, N.A. pursuant to an agreement in effect through September 30, 2003, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund's return would have been lower.
2 SOURCE: LEHMAN BROTHERS -- Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Lehman Brothers 1-3 Year U.S. Government Index is a widely accepted, unmanaged index of government bond market performance composed of U.S. Treasury and agency securities, with maturities of 1-3 years.



DISCUSSION OF
FUND PERFORMANCE

John F. Flahive and Kristin D. Lindquist, Portfolio Managers

How did MPAM National Intermediate Municipal Bond Fund perform during the period?

For the period from October 2, 2000 (the date the fund began operations as a registered, open-end mutual fund) through February 28, 2001, the fund produced a total return of 5.58%.1 In comparison, the Lipper Intermediate Municipal Debt Funds category average produced a total return of 4.78% for the same period.2

We attribute the fund's performance to its modestly long average duration -- a measure of sensitivity to changing interest rates -- in a declining interest-rate environment. The fund's returns were also driven by the fund's focus on bonds with competitive yields and high levels of credit quality.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax. The fund may occasionally invest in taxable bonds for temporary defensive purposes. The fund's investments in municipal and taxable bonds must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's effective duration will not exceed eight years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund's yield without sacrificing quality.

Management uses a more tactical approach with respect to the fund's average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund's average duration to make cash available for the purchase of higher yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we typically try to maintain a neutral average duration.

What other factors influenced the fund's performance?

At the beginning of the reporting period, the economy was in the early stages of a slowdown. As economic conditions worsened during the fourth quarter of 2000, tax-exempt bond prices rose modestly, even though the Federal Reserve Board (the "Fed") held interest rates steady.

At the start of 2001, however, the Fed cut short-term interest rates by 50 basis points in a surprise move between regularly scheduled meetings of the Federal Open Market Committee ("FOMC"), the Fed's policy-making arm. At the end of January, the Fed cut interest rates again by another 50 basis points during its regularly scheduled FOMC meeting. As a result, tax-exempt bond prices continued to rally.

At the same time, demand for intermediate-maturity municipal bonds was very strong from individual investors fleeing a declining stock market. This surge in demand further supported the municipal bond rally. Because yields and prices of bonds generally move in opposite directions, higher bond prices produced lower yields.

In this environment, we maintained the fund's average duration at a point that was modestly longer than that of its Lipper peer group. This position was designed to lock in prevailing yields for as long as practical, while balancing the risks that longer term securities usually entail. Our duration management strategy also enhanced the fund's return as the market rallied.

                                                                       The Funds

DISCUSSION OF FUND PERFORMANCE (continued)

In terms of security selection, we focused primarily on high quality securities offering competitive yields. We emphasized revenue bonds secured by earnings from essential services and general obligation bonds backed by municipalities' tax receipts. We generally avoided market sectors that we considered relatively risky, including bonds issued by hospitals and industrial business development projects.

What is the fund's current strategy?

Because we expect interest rates to decline further when the Fed meets in March, we have maintained the fund's average duration at a slightly long position. However, we are currently prepared to change our duration strategy in advance of April's income tax season, when investors typically sell fixed-income investments to pay their income taxes. This often causes municipal bond yields to rise temporarily, providing potential opportunities to purchase higher yielding securities. We may reduce the fund's average duration at that time to take advantage of such opportunities.

In addition, we have recently been finding what we believe to be the best relative values among intermediate-term tax-exempt bonds in the 12-year maturity range. That's primarily because the differences in yields between short-term and long-term municipal bonds have widened, and longer term bonds have recently been providing significantly higher levels of income than their shorter term counterparts.

March 15, 2001



1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the Federal Alternative Minimum Tax
(AMT) for certain investors. Capital gains, if any, are fully taxable. Return figures provided reflect the absorption of fund expenses by Mellon Bank, N.A. pursuant to an agreement in effect through September 30, 2003, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund's return would have been lower.
2 Source: Lipper Inc.



DISCUSSION OF
FUND PERFORMANCE

M. Collette O'Brien and Tim J. Sanville,
Portfolio Managers

How did MPAM National Short-Term Municipal Bond Fund perform during the period?

For the period from October 2, 2000 (the date the fund began operations as a registered, open-end mutual fund) through February 28, 2001, the fund produced a total return of 3.69%.1 In comparison, the Lipper Short-Intermediate Municipal Debt Funds category average produced a total return of 3.81% for the same period.2

We attribute the fund's  performance to its modestly long average  duration -- a
measure  of   sensitivity   to  changing   interest  rates  --  in  a  declining
interest-rate environment.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests primarily in municipal bonds that provide income exempt from federal income tax. The fund may occasionally invest in taxable bonds for temporary defensive purposes. The fund's investments in municipal and taxable bonds must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's effective duration will be less than three years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund's yield without sacrificing quality.

Management uses a more tactical approach with respect to the fund's average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund's average duration to make cash available for the purchase of higher yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we typically try to maintain a neutral average duration.

What other factors influenced the fund's performance?

At the beginning of the reporting period, the economy was in the early stages of a slowdown. As economic conditions worsened during the fourth quarter of 2000, tax-exempt bond prices rose modestly, even though the Federal Reserve Board (the "Fed") held interest rates steady.

At the start of 2001, however, the Fed cut short-term interest rates by 50 basis points in a surprise move between regularly scheduled meetings of the Federal Open Market Committee ("FOMC"), the Fed's policy-making arm. At the end of January, the Fed cut interest rates again by another 50 basis points during its regularly scheduled FOMC meeting. As a result, tax-exempt bond prices continued to rally.

At the same time, demand for municipal bonds was very strong from individual investors fleeing a declining stock market. This surge in demand further supported the municipal bond rally. Because yields and prices of bonds generally move in opposite directions, higher bond prices produced lower yields.

In this environment, we generally maintained the fund's average duration at a point that was modestly longer than that of its Lipper peer group. This position was designed to lock in prevailing yields for as long as practical, while balancing the risks that longer term securities usually entail. Our duration management strategy also enhanced the fund's return as the market rallied.

In terms of security selection, we focused primarily on high quality securities offering competitive yields. We emphasized revenue bonds secured by earnings from essential services and general obligation bonds backed by municipalities' tax receipts. We generally avoided market sectors that we considered

                                                                       The Funds

DISCUSSION OF FUND PERFORMANCE (continued)

relatively risky, including bonds issued by hospitals and industrial business development projects.

What is the fund's current strategy?

Because we expect interest rates to decline further when the Fed meets in March, we have maintained the fund's average duration at a slightly long position. However, we are prepared to change our duration strategy in advance of April's income tax season, when investors typically sell short-term investments to pay their taxes. This often causes municipal bond yields to rise temporarily, providing potential opportunities to purchase higher yielding securities. We may reduce the fund's average duration at that time to take advantage of such opportunities.

In addition, we have recently found what we believe to be the best relative values among intermediate-term tax-exempt bonds in the five- to seven-year maturity range.

That's primarily because the differences in yields between short- and intermediate-term municipal bonds have widened. To take advantage of that disparity while maintaining the risk management benefits of a short-term average duration, we have employed a "barbell" strategy in which bonds in the five- to seven-year maturity range are offset by bonds in the two-year range.

March 15, 2001



1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the Federal Alternative Minimum Tax
(AMT) for certain investors. Capital gains, if any, are fully taxable. Return figures provided reflect the absorption of fund expenses by Mellon Bank, N.A. pursuant to an agreement in effect through September 30, 2003, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund's return would have been lower.
2 Source: Lipper Inc.



DISCUSSION OF
FUND PERFORMANCE

John F. Flahive and M. Collette O'Brien, Portfolio Managers

How did MPAM Pennsylvania Intermediate Municipal Bond Fund perform during the period?

For the period from October 2, 2000 (the date the fund began operations as a registered, open-end mutual fund) through February 28, 2001, the fund produced a total return of 5.09%.1 In comparison, the Lipper Pennsylvania Intermediate Municipal Debt Funds category average produced a total return of 4.77% for the same period.2

We attribute the fund's  performance to its modestly long average  duration -- a
measure  of   sensitivity   to  changing   interest  rates  --  in  a  declining
interest-rate environment.

What is the fund's investment approach?

The fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 65% of its net assets in municipal bonds, the interest from which is exempt from federal and Pennsylvania state personal income taxes. The fund may also invest in municipal bonds that are exempt from federal income taxes, but not Pennsylvania personal income taxes, and in taxable bonds. The fund's investments in municipal and taxable bonds must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's effective duration will not exceed eight years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund's yield without sacrificing quality.

Management uses a more tactical approach with respect to the fund's average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund's average duration to make cash available for the purchase of higher yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we typically try to maintain a neutral average duration.

What other factors influenced the fund's performance?

At the beginning of the reporting period, the economy was in the early stages of a slowdown. As economic conditions worsened during the fourth quarter of 2000, tax-exempt bond prices rose modestly, even though the Federal Reserve Board (the "Fed") held interest rates steady.

At the start of 2001, however, the Fed cut short-term interest rates by 50 basis points in a surprise move between regularly scheduled meetings of the Federal Open Market Committee ("FOMC"), the Fed's policy-making arm. At the end of January, the Fed cut interest rates again by another 50 basis points during its regularly scheduled FOMC meeting. As a result, tax-exempt bonds continued to rally.

At the same time, demand for intermediate-maturity municipal bonds was very strong from individual investors fleeing a declining stock market, while the supply of new bonds from Pennsylvania issuers remained low. This imbalance further supported the municipal bond rally. However, the lack of supply made it more difficult for us to find Pennsylvania bonds that met our criteria.

In this environment, we maintained the fund's average duration at a point that was modestly longer than that of its Lipper peer group. This position was designed to lock in prevailing yields for as long as practical. Our duration management strategy also enhanced the fund's return as the market rallied.

                                                                       The Funds

DISCUSSION OF FUND PERFORMANCE (continued)

In terms of security selection, we focused primarily on high quality securities offering competitive yields whenever we could find them. We emphasized relatively conservative investments, such as revenue bonds secured by earnings from essential services and general obligation bonds backed by municipalities' tax receipts.

What is the fund's current strategy?

Because we expect interest rates to decline further when the Fed meets in March, we have maintained the fund's average duration at a slightly long position. However, we are prepared to change our duration strategy in advance of April's income tax season, when investors typically sell fixed-income investments to pay their income taxes. This often causes municipal bond yields to rise temporarily, providing potential opportunities to purchase higher yielding securities. We may reduce the fund's average duration at that time to take advantage of such opportunities.

In addition, we have recently been finding what we believe to be the best relative values among longer term tax-exempt bonds in the 12-year maturity range. That's primarily because the differences in yields between short-term and long-term municipal bonds have widened, and longer term bonds have recently been providing significantly higher levels of income than their shorter term counterparts.

March 15, 2001



1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Pennsylvania residents, and some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figures provided reflect the absorption of fund expenses by Mellon Bank, N.A. pursuant to an agreement in effect through September 30, 2003, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund's return would have been lower.
2 Source: Lipper Inc.


STATEMENT OF INVESTMENTS
February 28, 2001 (Unaudited)

MPAM Large Cap Stock Fund

Common Stocks-99.4%                     Shares       Value ($)

Alcohol & Tobacco--1.0%
Philip Morris Cos.                     440,200     21,208,836
Consumer Cyclical--9.1%
Best Buy                               195,080 a    7,990,477
CVS                                    104,400      6,368,400
Costco Wholesale                       306,890 a   12,812,657
Federated Department Stores            182,200 a    8,809,370
Harley-Davidson                        223,520      9,689,592
Home Depot                             407,670     17,325,975
Kohl's                                 113,100 a    7,454,421
Limited                                538,220      9,499,583
Lowe's Cos.                            266,050     14,866,874
RadioShack                             198,930      8,514,204
Safeway                                222,384 a   12,077,675
Target                                 624,730     24,364,470
US Airways Group                       176,900 a    7,305,970
Wal-Mart Stores                      1,008,604     50,520,974
                                                  197,600,642
Consumer Staples--6.1%
Archer-Daniels-Midland                 595,110      8,956,405
Avon Products                          143,950      6,112,117
Coca-Cola                              503,403     26,695,461
Estee Lauder Cos.                      138,280      5,343,139
General Mills                          241,800     10,844,730
Heinz (H.J.)                           201,890      8,596,476
PepsiCo                                346,680     15,975,014
Procter & Gamble                       354,488     24,991,404
Quaker Oats                            153,890     15,007,353
Ralston Purina Group                   329,010     10,258,532

                                                  132,780,631
Energy Related--7.9%
Diamond Offshore Drilling              136,200      5,706,780
El Paso                                170,474     11,984,322
Exxon Mobil                            723,710     58,656,695
Halliburton                            159,700      6,359,254
Kerr-McGee                             175,560     11,348,198
Nabors Industries                       96,200 a    5,454,540
Noble Drilling                         178,390 a    8,304,054
Royal Dutch Petroleum
  (New York Shares)                    446,228     26,028,479
Texaco                                 364,280     23,350,348
USX-Marathon Group                     331,090      9,144,706
Valero Energy                          143,520      5,260,008
                                                  171,597,384
Health Care--12.7%
ALZA                                   173,600 a    6,865,880
Abbott Laboratories                    460,780     22,573,612
American Home Products                 427,918     26,432,495
Amgen                                  331,100 a   23,859,894
Cardinal Health                        133,640     13,564,460
Elan, ADS                              179,282 a    9,853,339
Genentech                              102,780 a    5,395,950
Genzyme-General Division                91,900 a    8,081,456
Guidant                                150,830 a    7,687,805
Lilly (Eli) & Co.                      246,100     19,555,106
Medtronic                              375,930     19,240,097
Pfizer                               1,462,300     65,803,500
Pharmacia                              379,050     19,596,885
Quest Diagnostics                       80,200 a    8,453,080
Schering-Plough                        512,980     20,647,445
                                                  277,611,004
Interest Sensitive--22.0%
ACE                                    199,035      7,284,681
Allstate                               308,182     12,284,135
Ambac Financial Group                  153,989      8,684,980
American General                       199,720     15,226,653
Bank of America                        509,540     25,451,523
CIGNA                                  138,316     15,169,116
Citigroup                            1,054,409     51,855,835
Fannie Mae                             268,570     21,405,029
First Data                             158,530      9,790,813
FleetBoston Financial                  680,510     28,071,037
General Electric                     2,143,216     99,659,544
Hartford Financial Services Group      273,696     17,475,490
J.P. Morgan Chase & Co.                538,793     25,140,081
Lehman Brothers Holdings               218,860     15,024,739
MBNA                                   593,770     19,523,158
MGIC Investment                        115,070      6,668,307
Merrill Lynch                          334,090     20,011,991
PNC Financial Services Group           172,108     11,961,506
Providian Financial                    347,880     17,397,479
U.S. Bancorp                           457,690     10,618,400
UnitedHealth Group                     140,160      8,301,677
Washington Mutual                      123,000      6,318,510
Wells Fargo                            535,750     26,594,630
                                                  479,919,314

                                                                       The Funds



STATEMENT OF INVESTMENTS (Unaudited) (continued)

MPAM Large Cap Stock Fund (continued)

Common Stocks (continued)

                                       Shares      Value ($)

Internet Related--1.9%
AOL Time Warner                        907,925 a   39,975,938
Juniper Networks                        26,470 a    1,708,969
                                                   41,684,907
Producer Goods--7.6%
Alcoa                                  254,794      9,111,433
Boeing                                 126,930      7,895,046
Canadian National Railway              139,270      5,237,945
Caterpillar                            141,740      5,896,384
Eastman Chemical                       163,400      8,406,930
General Dynamics                        67,500      4,602,150
International Paper                    219,080      8,250,553
Lockheed Martin                        170,900      6,401,914
Minnesota Mining & Manufacturing       149,740     16,883,185
Praxair                                233,250     10,402,950
Temple-Inland                           94,330      4,489,165
Tidewater                              153,000      7,451,100
Tyco International                     732,900     40,052,985
United Parcel Service, Cl. B           145,100      8,202,503
United Technologies                    206,070     16,054,914
Westvaco                               255,820      6,705,042
                                                  166,044,199
Services--4.9%
Automatic Data Processing              232,020     13,689,180
Clear Channel Communications           204,728 a   11,700,205
Disney (Walt)                          589,180     18,235,121
Gannett                                165,640     10,955,430
Omnicom Group                          144,594     13,113,230
Univision Communications, Cl. A        117,400 a    3,874,200
Viacom, Cl. B                          373,350 a   18,555,495
Vodafone Group, ADR                    241,450      6,594,000
VoiceStream Wireless                    44,940 a    4,269,300
Western Wireless, Cl. A                135,910 a    5,733,703
                                                  106,719,864
Technology--18.3%
Acclaim Entertainment(Warrants)             37 a            4
Altera                                 332,510 a    7,689,294
Amdocs                                 122,780 a    7,981,928
Analog Devices                         187,870 a    7,007,551
CIENA                                   57,680 a    3,875,375
Cisco Systems                        1,644,444 a   38,952,767
Comverse Technology                     76,750 a    5,751,453
Technology (continued)
Corning                                316,270      8,570,917
Danaher                                 92,450      5,865,028
Dell Computer                          580,052 a   12,688,637
EMC                                    303,848 a   12,080,996
Harris                                 274,430      6,890,937
Hewlett-Packard                        277,400      8,002,990
Intel                                1,145,088     32,706,576
International Business Machines        381,740     38,135,826
Linear Technology                      222,240      8,806,260
Maxim Integrated Products              186,788 a    8,615,597
Microsoft                            1,008,098 a   59,477,782
Network Appliance                      138,480 a    4,119,780
Nokia, ADS                             204,800      4,505,600
Nortel Networks                        485,580      8,978,374
Oracle                               1,461,288 a   27,764,472
QUALCOMM                               192,610 a   10,557,436
Sanmina                                238,930 a    7,123,101
Siebel Systems                         192,460 a    7,361,595
Solectron                              327,180 a    8,915,655
Sun Microsystems                       872,070 a   17,332,391
Tech Data                              135,700 a    4,147,331
Tellabs                                168,092 a    7,322,508
Texas Instruments                      477,570     14,112,194
Unisys                                 262,500 a    4,299,750
                                                  399,640,105
Utilities--7.9%
Calpine                                346,500 a   15,415,785
Exelon                                 246,740     16,129,394
GPU                                    265,862      8,239,063
Public Service Enterprise Group        163,470      7,325,091
Qwest Communications International     536,024 a   19,816,807
Reliant Energy                         306,400     12,871,864
SBC Communications                     938,299     44,756,862
Sprint (FON Group)                     504,240     11,274,806
Verizon Communications                 446,750     22,114,125
WorldCom                               814,461 a   13,540,414
                                                  171,484,211
Total Common Stocks
  (cost $1,579,501,904)                         2,166,291,097


MPAM Large Cap Stock Fund (continued)
                                        Principal
Short-Term Investments-1.0%             Amount ($)       Value ($)
Repurchase Agreement;
  Salomon Smith Barney,Tri-Party
  Repurchase Agreement, 5.48%,
  dated 2/28/2001, due 3/1/2001,
  in the amount of $22,008,350
  (fully collateralized by various
  U.S. Government Securities &
  Agencies, value $22,445,796)
  (cost $22,005,000)                  22,005,000    22,005,000
-------------------------------------------------------------------

Total Investments
  (cost $1,601,506,904)                  100.4%  2,188,296,097

Liabilities, Less Cash and Receivables     (.4%)   (8,032,000)

Net Assets                               100.0%  2,180,264,097

a Non-income producing.
See notes to financial statements.


                                                                       The Funds

STATEMENT OF INVESTMENTS
February 28, 2001 (Unaudited)

MPAM Income Stock Fund

Common Stocks-97.6%                     Shares      Value ($)

Alcohol & Tobacco--.9%
Philip Morris Cos.                     147,300      7,096,914
Consumer Cyclical--7.7%
Best Buy                                59,700 a    2,445,312
Ford Motor                             123,735      3,441,070
Home Depot                             134,600      5,720,500
Limited                                358,104      6,320,536
Lowe's Cos.                             92,872      5,189,687
May Department Stores                   71,700      2,838,603
RadioShack                              96,451      4,128,103
Target                                 276,096     10,767,744
Wal-Mart Stores                        341,327     17,097,069
                                                   57,948,624
Consumer Staples--7.0%
Archer-Daniels-Midland                 186,900      2,812,845
Avon Products                           83,000      3,524,180
Coca-Cola                              156,176      8,282,013
General Mills                          139,688      6,265,007
Heinz (H.J.)                            88,500      3,768,330
PepsiCo                                142,045      6,545,433
Procter & Gamble                       146,426     10,323,033
Quaker Oats                             64,086      6,249,667
Ralston-Purina Group                   175,627      5,476,050
                                                   53,246,558
Energy Related--8.8%
Exxon Mobil                            302,813     24,542,994
Halliburton                             57,800      2,301,596
Kerr-McGee                              97,250      6,286,240
Phillips Petroleum                     104,800      5,586,888
Royal Dutch Petroleum, ADR             245,611     14,326,490
Texaco                                 119,664      7,670,462
USX-Marathon Group                     137,500      3,797,750
Valero Energy                           46,600      1,707,890
                                                   66,220,310
Health Care--12.1%
Abbott Laboratories                    176,200      8,632,038
American Home Products                 200,299     12,372,469
Baxter International                    28,360      2,611,673
Bristol-Myers Squibb                   128,218      8,130,303
Guidant                                 54,600 a    2,782,962
Lilly (Eli) & Co.                      132,420     10,522,093
Medtronic                              150,652      7,710,369
Pfizer                                 502,082     22,593,690
Health Care (continued)
Pharmacia                              140,000      7,238,000
Schering-Plough                        224,242      9,025,741
                                                   91,619,338
Interest Sensitive--23.9%
Allstate                               153,492      6,118,191
American General                        77,036      5,873,225
American National Insurance             56,435      4,120,637
Bank of America                        237,700     11,873,115
Block (H&R)                             87,030      4,290,579
CIGNA                                   79,068      8,671,387
Citigroup                              342,075     16,823,249
Federal National Mortgage Association  148,666     11,848,680
Fleet Boston Financial                 367,759     15,170,059
General Electric                       751,742     34,956,003
Hartford Financial Services Group      117,030      7,472,366
J.P. Morgan Chase & Co.                254,532     11,876,463
MBNA                                   269,604      8,864,580
MGIC Investment                         38,300      2,219,485
PNC Financial Services Group           103,917      7,222,232
Providian Financial                    107,700      5,386,077
Safeco                                  67,855      1,475,846
U.S. Bancorp                           152,306      3,533,499
Washington Mutual                       44,000      2,260,280
Wells Fargo                            207,482     10,299,406
                                                  180,355,359
Internet Related--1.4%
AOL Time Warner                        244,592 a   10,769,386

Producer Goods & Services--8.6%
Alcoa                                   76,144      2,722,909
Boeing                                  60,800      3,781,760
Canadian National Railway               89,676      3,372,714
Caterpillar                             47,100      1,959,360
Eastman Chemical                        75,100      3,863,895
Emerson Electric                        42,835      2,865,662
General Dynamics                        22,800      1,554,504
International Paper                     85,500      3,219,930
Lockheed Martin                         68,500      2,566,010
Minnesota Mining & Manufacturing        58,360      6,580,090
Praxair                                 78,000      3,478,800
Temple-Inland                           30,500      1,451,495
Tidewater                               58,100      2,829,470
Tyco International                     221,894     12,126,507

MPAM Income Stock Fund (continued)

Common Stocks (continued)

Producer Goods & Services (continued)

                                        Shares       Value($)

United Parcel Service, Cl. B            45,600      2,577,768
United Technologies                     96,038      7,482,321
Westvaco                                85,500      2,240,955
                                                   64,674,150
Securities and Asset Management--1.7%
Lehman Brothers Holdings                77,466      5,318,041
Merrill Lynch                          124,470      7,455,753
                                                   12,773,794
Services--3.9%
Automatic Data Processing              149,600      8,826,400
Disney (Walt)                          216,000      6,685,200
McGraw-Hill Cos.                        94,277      5,558,572
Omnicom Group                           48,876      4,432,564
Tribune                                 93,090      3,779,454
                                                   29,282,190
Technology--12.2%
Agilent Technologies                    23,721 a      853,956
Altera                                 111,100 a    2,569,188
Analog Devices                          64,400 a    2,402,120
Avnet                                  140,600      3,444,700
Cisco Systems                          500,900 a   11,865,069
Compaq Computer                        165,000      3,333,000
Corning                                113,039      3,063,357
EMC                                     98,600 a    3,920,336
Harris                                  87,400      2,194,614
Hewlett-Packard                        145,440      4,195,944
Intel                                  418,676     11,958,433
International Business Machines        168,676     16,850,732
Linear Technology                       71,300      2,825,262
Nokia, ADR                              57,000      1,254,000
Pitney Bowes                           109,123      3,715,638
Qualcomm                                54,400 a    2,981,800
Solectron                              133,200 a    3,629,700
Sun Microsystems                       301,500 a    5,992,313
Texas Instruments                      173,572      5,129,053
                                                   92,179,215
Utilities--9.5%
BellSouth                              111,707      4,687,226
GPU                                    240,617      7,456,721
Public Service Enterprise Group        181,178      8,118,586
Qwest Communications International     128,542 a    4,752,198
Utilities (continued)
Reliant Energy                         150,600      6,326,706
SBC Communications                     403,525     19,248,142
Sprint (FON Group)                     143,500      3,208,660
Verizon Communications                 357,951     17,718,574
                                                   71,516,813
Total Common Stocks
  (cost $529,027,881)                             737,682,651
------------------------------------------------------------------


Preferred Stocks--1.3%
-------------------------------------------------------------------
Banking--.3%
Suiza Capital Trust II, Conv.,
  5.50%, 4/1/2028                       55,900      1,956,500
Energy--.3%
El Paso Energy Capital Trust I, Conv.,
  4.75%, 3/31/2028                      22,300      1,944,560
Telecommunications--.7%
Cox Communications, Conv.,
  7%, 8/16/2002                         99,810      5,576,385
Total Preferred Stocks
  (cost $8,237,319)                                 9,477,445
-------------------------------------------------------------------

                                    Principal
Corporate Bonds--.5%                 Amount ($)      Value ($)
--------------------------------------------------------------------
Industrial;
Waste Management, Conv. Sub. Notes,
  4%, 2/1/2002
  (cost $4,369,980)                  3,795,000      3,714,356
-------------------------------------------------------------------


Short-Term Investments--.9%
--------------------------------------------------------------------
Repurchase Agreements;  Salomon
  Smith Barney,  Tri-Party  Repurchase
  Agreement,  5.48%  dated   2/28/2001
  to  be   repurchased   at  $6,355,967
  on  3/1/2001,  collateralized by
  $6,564,000 Federal Home Mortgage Corp.
  Discounted Notes due
  5/31/2001, value $6,482,981
  (cost $6,355,000)                    6,355,000      6,355,000
-------------------------------------------------------------------

Total Investments
  (cost $547,990,180)                     100.2%  757,229,452

Liabilities, Less Cash and Receivables      (.2%)  (1,487,481)

Net Assets                                100.0%  755,741,971



                                                                       The Funds

a Non-income producing.

See notes to financial statements.



STATEMENT OF INVESTMENTS
February 28, 2001 (Unaudited)

MPAM Mid Cap Stock Fund

Common Stocks-96.9%                       Shares       Value ($)

Alcohol & Tobacco--1.9%
Constellation Brands, Cl. B             57,800 a    3,690,530
Coors (Adolph), Cl. B                   46,800      3,133,260
R.J. Reynolds Tobacco Holdings         147,200      8,316,800
                                                   15,140,590
Consumer Cyclical--8.9%
BJ's Wholesale Club                    139,120 a    6,331,351
Brinker International                  177,600 a    5,249,856
CDW Computer Centers                    82,800 a    2,753,100
Chico's FAS                            157,200 a    6,513,975
Continental Airlines, Cl. B            103,100 a    4,613,725
Darden Restaurants                     166,600      3,620,219
Dollar Tree Stores                     131,100 a    3,646,219
Ethan Allen Interiors                  156,100      5,301,156
Family Dollar Stores                   234,300      6,152,718
Herman Miller                          143,100      3,666,937
International Game Technology          127,600 a    6,890,400
Liz Claiborne                           96,400      4,694,680
Michaels Stores                         98,600 a    3,229,150
Office Depot                           552,400 a    5,082,080
Ryan's Family Steak Houses             410,900 a    4,134,681
                                                   71,880,247
Consumer Staples--2.6%
Newell Rubbermaid                      185,600      4,883,136
Pepsi Bottling Group                   169,700      6,847,395
SUPERVALU                              339,301      4,760,393
Suiza Foods                             96,855 a    4,742,989
                                                   21,233,913
Energy--9.7%
BJ Services                            149,800 a   11,384,800
Devon Energy                            70,100      3,995,700
Grant Prideco                          209,000 a    3,818,430
Kerr-McGee                              43,130      2,787,923
KeySpan                                151,300      5,893,135
Kinder Morgan                          243,600     13,495,440
Nabors Industries                       82,700 a    4,689,090
Newfield Exploration                   133,500 a    4,675,170
Nobel Drilling                         174,100 a    8,104,355
Precision Drilling                     116,400 a    4,935,360
Energy (continued)
Smith International                    106,700 a    8,066,520
Ultramar Diamond Shamrock              168,300      6,126,120
                                                   77,972,043
Health Care--13.0%
AmeriSource Health, Cl. A              218,690 a   11,748,027
Andrx Group                             83,700 a    4,793,133
Bard (C.R.)                            100,800      4,472,496
Biovail                                129,000 a    5,953,350
Edwards Lifesciences                   229,000      4,797,550
Genzyme (General Division)             126,200 a   11,097,712
Health Management Associates           340,700 a    5,894,110
IDEC Pharmaceuticals                   142,300 a    8,022,163
IDEXX Laboratories                     176,000 a    4,147,000
IVAX                                   182,500 a    6,843,750
Laboratory Corporation
  of America Holdings                   39,000 a    6,259,500
Lincare Holdings                       156,300 a    9,211,931
Orthodontic Centers of America         312,600 a    7,346,100
Regeneron Pharmaceuticals               87,300 a    2,739,037
St. Jude Medical                        70,700 a    3,967,684
Waters                                 118,100 a    7,778,066
                                                  105,071,609
Interest Sensitive--16.7%
Allied Capital                         201,500      4,810,812
Allmerica Financial                     47,700      2,535,255
Ambac Financial Group                  117,150      6,607,260
Banknorth Group                        287,400      5,801,888
Block (H&R)                            134,800      6,645,640
Charter One Financial                  242,900      6,937,224
City National                          201,500      7,300,345
Crescent Real Estate Equities          227,400      4,829,976
Dime Bancorp                            30,380        908,362
Edwards (A.G.)                         101,720      3,953,856
Equity Residential Properties Trust     86,600      4,511,860
First Tennessee National               161,400      5,003,400
Gallagher (Arthur J.) & Co.            203,900      5,205,567
GreenPoint Financial                   167,900      5,792,550
Investment Technology Group             70,964 a    3,654,646

MPAM Mid Cap Stock Fund (continued)

Common Stocks (continued)               Shares       Value ($)

Interest Sensitive (continued)
M&T Bank                               126,610      8,672,785
Mack-Cali Realty                       108,500      2,907,800
Mercantile Bankshares                  177,300      6,859,294
Mutual Risk Management                 364,832      4,140,843
North Fork Bancorporation              190,300      4,757,500
PartnerRe                               58,800      3,105,228
People's Bank                          127,850      3,396,016
Radian Group                           149,794      9,264,759
TCF Financial                          188,500      6,955,650
Waddell & Reed Financial, Cl. A        152,300      4,678,656
Washington Federal                      26,350        685,100
Wilmington Trust                        83,000      4,930,200
                                                  134,852,472

Internet Related--.4%
Art Technology Group                    28,600 a      695,338
Macromedia                              58,000 a    1,700,125
SonicWALL                               86,800 a    1,057,875
                                                    3,453,338
Producer Goods--11.6%
American Standard                      116,300 a    6,586,069
AptarGroup                             138,400      3,972,080
Arch Coal                              142,400      3,353,520
Boise Cascade                           73,600      2,361,088
Bowater                                 87,200      4,388,776
CNF                                    145,400      5,022,116
CSX                                    209,600      7,009,024
Cytec Industries                       145,100 a    4,868,105
FMC                                     65,800 a    5,050,808
Fluor                                  132,200 a    5,039,464
Genuine Parts                          189,100      5,098,136
Goodrich (B.F.)                        113,900      4,606,116
Jacobs Engineering                      89,800 a    5,052,148
Lennar                                 118,400      4,203,200
Lyondell Chemical                      338,100      5,409,600
Pentair                                109,500      3,033,150
Quanta Services                        102,700 a    2,835,547
Teekay Shipping                        113,400      4,672,080
Temple-Inland                           51,000      2,427,090
Producer Goods (continued)
Terex                                  184,600 a    3,405,870
Tidewater                              108,400      5,279,080
                                                   93,673,067
Services--11.9%
Acclaim Entertainment (Warrants)           185 a           18
Affiliated Computer Services, Cl. A     86,500 a    5,439,985
Avis Group Holdings                    146,700 a    4,838,166
CSG Systems International              155,700 a    5,867,944
Convergys                              162,400 a    6,879,264
DST Systems                            142,200 a    8,674,200
E.W. Scripps, Cl. A                     44,300      2,787,799
Fiserv                                 117,900 a    5,836,050
GATX                                    94,600      4,135,912
Hispanic Broadcasting                  169,400 a    3,811,500
KPMG Consulting                        142,930      3,296,323
R.R. Donnelley & Sons                  163,500      4,847,775
Reader's Digest Association, Cl. A     141,100      4,527,899
Republic Services                      307,700 a    5,120,128
Robert Half International              229,800 a    5,528,988
Ryder System                           121,900      2,501,388
SunGard Data Systems                   156,700 a    8,728,190
Telephone and Data Systems              53,800      5,027,610
Viad                                   157,400      3,838,986
Westwood One                           216,500 a    4,663,410
                                                   96,351,535
Technology--13.2%
APW                                    111,100 a    3,170,794
Acxiom                                  90,900 a    2,533,838
Avnet                                  276,800      6,781,600
Cadence Design Systems                 229,800 a    5,825,430
Diebold                                140,400      3,896,100
International Rectifier                 74,000 a    2,442,000
Jack Henry & Associates                 84,000      3,837,750
L-3 Communications Holdings             69,800 a    5,722,204
Macrovision                             46,200 a    1,850,887
Microchip Technology                   200,700 a    4,791,713
Micromuse                               86,900 a    3,568,331
National Instruments                   101,600 a    4,940,300

                                                                       The Funds

STATEMENT OF INVESTMENTS (Unaudited) (continued)

MPAM Mid Cap Stock Fund (continued)

Common Stocks (continued)

Technology (continued)

                                        Shares      Value ($)
NVIDIA                                  72,300 a    3,230,906
Plantronics                            154,900 a    4,097,105
Polycom                                162,400 a    3,532,200
Powerwave Technologies                  93,700 a    1,465,527
RadiSys                                 51,800 a    1,139,600
Rational Software                      183,200 a    6,400,550
SCI Systems                            133,200 a    2,726,604
SPX                                     44,300      4,297,100
SanDisk                                 63,700 a    1,377,513
Sawtek                                  63,500 a    1,047,750
Semtech                                 85,400 a    2,140,337
Symantec                               128,300 a    5,845,669
3Com                                   171,400 a    1,564,025
Therma-Wave                            169,480      1,853,687
TranSwitch                             140,300 a    2,814,769
TriQuint Semiconductor                 138,900 a    2,526,244
Vignette                               864,700 a    5,323,309
Vishay Intertechnology                 140,150 a    2,514,291
Zebra Technologies, Cl. A               73,200 a    3,298,575
                                                  106,556,708
Utilities--7.0%
Allegheny Energy                       199,500      9,466,275
Utilities (continued)
Ameren                                 167,700      7,071,909
Broadwing                              242,300 a    5,698,896
Calpine                                393,700 a   17,515,713
Dynegy                                 166,200      7,811,400
TECO Energy                            294,300      8,590,617
                                                   56,154,810
Total Common Stocks
  (cost 647,114,051)                              782,340,332
---------------------------------------------------------------------

                                       Principal
Short-Term Investments--3.1%           Amount ($)      Value ($)
--------------------------------------------------------------------
Repurchase Agreement;
  Salomon Smith Barney, Tri-Party
  Repurchase Agreement,  5.48%,
  dated 2/28/2001, due  3/1/2001
  in  the  amount  of  $24,833,780  ,
 (fully  collateralized  by
  $2,438,000 Federal Home Loan Mortgage
  Corp. Discount Notes,  5/31/2001,
  value  $2,407,908 and by $22,780,000
  Federal Home Loan Bank Bonds, 6.95%,
  2/14/2011,
  value $22,857,794)
  (cost $24,830,000)                 24,830,000     24,830,000
-----------------------------------------------------------------------

Total Investments
  (cost $671,944,051)                     100.0%   807,170,332

Liabilities, Less Cash and Receivables        .0%     (10,298)

Net Assets                                 100.0%  807,160,034

a Non-income producing.
See notes to financial statements.



STATEMENT OF INVESTMENTS
February 28, 2001 (Unaudited)

MPAM Small Cap Stock Fund

Common Stocks-97.4%                       Shares      Value ($)

Alcohol & Tobacco--1.2%
Constellation Brands, Cl. A             24,250 a    1,548,362

Consumer Cyclical--14.2%
AirTran Holdings                        34,000 a      312,800
AnnTaylor Stores                        25,190 a      650,658
Bebe Stores                             18,500 a      523,781
Brown Shoe                              76,500      1,327,275
Callaway Golf                           36,400        875,420
Cheesecake Factory (The)                19,200 a      759,600
Cooper Tire & Rubber                   116,800      1,560,448
Direct Focus                            21,700 a      577,762
HON INDUSTRIES                          21,400        531,790
Harman International Industries         34,400      1,028,560
Haverty Furniture                       44,200        609,960
Hot Topic                               21,500 a      564,375
Jack in the Box                         65,600 a    1,956,192
Kellwood                                32,600        722,090
Michaels Stores                         12,500 a      409,375
Pacific Sunwear of California           22,200 a      733,988
Pep Boys--Manny, Moe & Jack             82,600        457,604
Pier 1 Imports                          95,900      1,246,700
Russell                                 48,800        927,200
ShopKo Stores                           69,700 a      676,090
Too                                     29,910 a      578,759
Zale                                    47,140 a    1,483,024
                                                   18,513,451
Consumer Staples--2.8%
Dean Foods                               9,600        316,416
Hain Celestial Group                    17,070 a      529,170
Libbey                                   8,000        253,200
Michael Foods                           61,000      1,795,687
Smithfield Foods                        25,800 a      758,778
                                                    3,653,251
Energy--9.3%
Cross Timbers Oil                       35,600        878,252
Energen                                 23,400        654,498
Helmerich & Payne                       34,600      1,795,394
Louis Dreyfus Natural Gas               42,300 a    1,529,568


Energy (continued)
Newfield Exploration                    40,400 a    1,414,808
ONEOK                                   22,200        975,690
Remington Oil & Gas                     70,100 a      937,588
Seitel                                  51,500 a      963,050
UTI Energy                              18,300 a      657,702
Valero Energy                           61,000      2,235,650
                                                   12,042,200
Health Care--11.1%
Alpharma, Cl. A                         39,530      1,314,373
Cooper                                  31,300      1,280,170
IDEXX Laboratories                      74,060 a    1,745,039
Medicis Pharmaceutical, Cl. A           27,420 a    1,442,292
Mentor                                  17,800        410,512
NBTY                                    55,500 a      386,765
Orthodontic Centers of America          34,200 a      803,700
Patterson Dental                        52,460 a    1,659,048
PolyMedica                              12,700 a      492,125
Priority Healthcare, Cl. B              30,700 a    1,254,863
STERIS                                  73,400 a    1,372,580
Stewart Enterprises, Cl. A             199,900 a      668,415
Sunrise Assisted Living                 17,400 a      413,250
Syncor International                    11,200 a      392,000
Triad Hospitals                         27,030 a      883,543
                                                   14,518,675
Interest Sensitive--12.7%
Allied Capital                          59,290      1,415,549
Banco Latinoamericano
  de Exportaciones, Cl. E               40,300      1,352,468
BlackRock                               27,300 a    1,075,620
Commerce Bancorp                        30,800      1,832,600
Cullen/Frost Bankers                    62,390      2,237,305
Eaton Vance                             59,580      1,822,552
iStar Financial                         37,800        945,000
MONY Group                              30,230      1,118,510
Radian Group                            21,900      1,354,515
RenaissanceRe Holdings                  23,150      1,721,203
Webster Financial                       57,130      1,624,634
                                                   16,499,956

                                                                       The Funds


STATEMENT OF INVESTMENTS (Unaudited) (continued)

MPAM Small Cap Stock Fund (continued)

Common Stocks (continued)               Shares       Value ($)
Internet Related--.2%
---------------------------------------------------------------------
Inet Technologies                       14,500 a      218,406

Producer Goods & Services--18.7%
Arch Chemicals                          50,840      1,014,258
Arkansas Best                           28,700 a      480,725
Astec Industries                        49,140 a      654,176
Beazer Homes USA                        18,000 a      822,600
C&D Technologies                        28,100        927,300
Cambrex                                 30,600      1,276,326
Cymer                                   19,000 a      406,125
Hughes Supply                           34,900        612,495
Insituform Technologies, Cl. A          17,240 a      581,850
Lone Star Technologies                  15,800 a      702,942
Lubrizol                                 7,110        229,440
M.D.C. Holdings                         13,600        486,200
Manitowoc                               33,730        951,186
Milacron                                68,460      1,359,616
NCI Building Systems                    65,730 a    1,288,308
NVR                                      4,200 a      611,100
Reliance Steel & Aluminum               68,010      1,741,056
Roadway Express                        107,300      2,769,681
Standard Pacific                        17,100        410,400
Stanley Works                           24,300        845,640
Stewart & Stevenson Services            40,500      1,042,875
Stillwater Mining                       10,400 a      346,216
Teekay Shipping                         43,700      1,800,440
Terex                                   76,960 a    1,419,912
Timken                                  27,670        442,720
United Stationers                       45,100 a    1,130,319
                                                   24,353,906
Services--7.9%
Armor Holdings                          59,260 a      885,937
Audiovox, Cl. A                         89,300 a      965,556
BARRA                                    6,400 a      280,800
Consolidated Graphics                   55,300 a      747,656
Cox Radio, Cl. A                        49,970 a    1,099,840
Deluxe                                  13,500        328,725
Services (continued)
Dollar Thrifty Automotive Group         71,300 a    1,422,435
Entercom Communications                 19,440 a      792,180
Galileo International                   39,900        907,725
Pre-Paid Legal Services                 52,900 a    1,044,775
R.H. Donnelley                          36,900 a    1,011,060
Tetra Tech                              47,200 a      817,150
                                                   10,303,839
Technology--17.4%
Aeroflex                                20,700 a      276,862
Advanced Energy Industries              12,400 a      281,325
Amphenol, Cl. A                         13,200 a      471,240
Anixter International                   18,300 a      391,620
AremisSoft                              46,800 a    1,158,300
Axcelis Technologies                    67,100 a      618,578
Black Box                               19,100 a      785,487
Brightpoint                            114,600 a      401,100
CACI International, Cl. A               41,400 a    1,128,150
Cabot Microelectronics                   6,500        393,656
Catapult Communications                 15,100 a      254,812
Cerner                                   7,300 a      373,669
Checkpoint Systems                      54,100 a      489,605
Coherent                                 8,700 a      364,312
Cohu                                    17,700        288,731
DDi                                     17,000        362,313
DMC Stratex Networks                    48,400 a      441,650
DuPont Photomasks                       17,190 a    1,133,466
ESS Technology                          73,500 a      496,125
Electro Scientific Industries           11,100 a      311,494
General Cable                           63,800        682,660
General Semiconductor                   36,300 a      324,885
Integrated Silicon Solution             24,600 a      329,025
Jack Henry & Associates                 16,500        753,844
KEMET                                   25,100 a      422,182
Lightbridge                             29,100 a      345,562
MKS Instruments                         15,700 a      274,750
Mercury Computer Systems                 8,900 a      338,200

MPAM Small Cap Stock Fund (continued)

Common Stocks (continued)               Shares       Value ($)

Technology (continued)
Merix                                   28,100 a      351,250
National Instruments                    13,800 a      671,025
Nu Horizons Electronics                 61,400 a      629,350
Park Electrochemical                    12,900        380,550
Pioneer-Standard Electronics            73,000        894,250
Planar Systems                          12,600 a      298,463
RSA Security                            22,800 a    1,083,000
RadiSys                                 18,100 a      398,200
Rainbow Technologies                    25,900 a      166,731
Read-Rite                               44,400 a      342,713
Remedy                                  36,260 a      881,571
Rudolph Technologies                     7,700 a      276,238
Silicon Storage Technology              25,200 a      252,000
Technitrol                              13,200        460,020
TranSwitch                              17,500 a      351,094
Trimble Navigation                      40,400 a      709,525
Varian Semiconductor Equipment          13,800 a      388,988
Zebra Technologies, Cl. A                5,700 a      256,856
                                                   22,685,427
Utilities--1.9%
Cleco                                   18,900        857,871
Public Service Company of New Mexico    60,700      1,558,776
                                                    2,416,647
Total Common Stocks
  (cost $121,306,242)                             126,754,120
--------------------------------------------------------------------

                                    Principal
Short-Term Investments--4.8%         Amount ($)      Value ($)
-------------------------------------------------------------------
Repurchase Agreement;
  Salomon Smith Barney, Tri-Party Repurchase
  Agreement, 5.48% dated 2/28/2001
  to be repurchased at $6,295,958
  on 3/1/2001, collateralized by $6,502,000
  Federal Home Loan Mortgage Corp.
  Discount Notes, due 5/31/2001,
  value $6,421,746
  (cost $6,295,000)
                                      6,295,000      6,295,000
----------------------------------------------------------------------

Total Investments (cost $127,601,242)      102.2% 133,049,120

Liabilities, Less Cash and Receivables      (2.2%) (2,898,610)

Net Assets                                 100.0% 130,150,510

a Non-income producing.
See notes to financial statements.

                                                                       The Funds

STATEMENT OF INVESTMENTS
February 28, 2001 (Unaudited)

MPAM International Fund

Common Stocks-94.0                     Shares       Value ($)

Australia--1.8%
Goodman Fielder                      1,844,402      1,319,913
National Australia Bank                325,045      5,146,553
                                                    6,466,466
Belgium--1.3%
Dexia                                   28,136      4,695,744
Dexia (Strip VVPR)                      15,734 a          146
                                                    4,695,890
Finland--.6%
Kesko, Cl. B                           184,616      1,943,829

France--9.5%
Air Liquide                             31,971      4,390,875
Alstom                                 122,680      3,399,218
Assurances Generales de France          42,153      2,637,678
BNP Paribas                             55,994      4,592,386
Bongrain                                45,523      1,566,178
Compagnie de Saint-Gobain               14,497      2,222,645
Compagnie Generale des
  Etablissements Michelin, Cl. B        79,274      3,038,525
Groupe Air France                      117,334      2,215,076
Societe Generale, Cl. A                 30,969      1,900,667
TotalFinaElf, ADR                       77,611      5,472,352
Usinor                                 189,514      2,678,037
                                                   34,113,637
Germany--8.4%
Bayer                                   92,143      4,501,963
Bayerische Hpyo-und Vereinsbank         42,600      2,627,106
Deutsche Lufthansa                     139,126      2,929,727
Deutsche Post                          167,510      3,590,871
Dresdner Bank                           99,920      4,134,418
E.On                                   105,135      5,389,199
MG Technologies                        140,674      1,896,927
Merck KGaA                              40,025      1,822,478
Volkswagen                              56,127      3,084,414
                                                   29,977,103
Hong Kong--.9%
Hongkong Electric                      839,272      3,168,830

Ireland--1.5%
Bank of Ireland                        548,986      5,242,833

Italy--5.8%
Banca Popolare di
  Bergamo-Credito Varesino             153,383      3,017,455
ENI                                    932,929      6,109,121
Finmeccanica                         3,849,600 a    3,800,819
Italy (continued)
San Paolo-IMI                          174,977      2,698,866
Telecom Italia                         948,978      5,334,234
                                                   20,960,495
Japan--18.6%
AIFUL                                   35,350      2,748,642
CANON                                  151,000      4,912,451
Credit Saison                          359,500      7,470,450
Dai-Tokyo Fire & Marine Insurance      524,000      1,606,541
FUJI MACHINE MANUFACTURING              91,000      2,402,487
HONDA MOTOR                             92,000      3,596,320
LAWSON                                  62,900      1,794,541
MABUCHI MOTOR                           39,600      3,288,196
MINEEBA                                426,000      3,330,506
MURATA MANUFACTURING                    18,600      1,541,288
Marubeni                             1,551,000 a    3,077,696
Matsumotokiyoshi                        95,400      3,257,997
NAMCO                                   75,000      1,168,881
NIPPON TELEGRAPH AND TELEPHONE              89        582,116
Nippon Express                       1,001,000      4,859,223
Nishimatsu Construction                406,000      1,372,696
RINNAI                                 168,800      2,748,642
ROHM                                    13,200      2,135,922
SANKYO                                 135,000      2,811,063
SHOHKOH FUND & CO.                      10,080      1,158,917
Sekisui Chemical                       251,000        686,178
Seventy-Seven Bank                     447,000      2,287,915
Shin-Etsu Chemical                      85,000      3,004,173
TDK                                     38,500      2,662,408
Yamanouchi Pharmaceutical               64,000      2,392,778
                                                   66,898,027
Netherlands--7.7%
ABN AMRO                               224,555      4,956,836
Akzo Nobel                              62,506      3,042,400
Buhrmann                                58,513      1,772,598
Fortis                                 185,107      5,375,134
Hunter Douglas                         105,451      2,668,610
Stork                                  194,509      2,595,921
Vedior                                 239,666      3,054,706
Wolters Kluwer                         168,698      4,065,069
                                                   27,531,274
New Zealand--.7%
Telecom Corporation of New Zealand   1,089,826      2,418,471

MPAM International Fund (continued)

Common Stocks (continued)               Shares      Value ($)
Portugal--1.2%
Portugal Telecom                       447,382      4,330,357

Singapore--2.5%
Creative Technology                    184,170      2,083,423
Oversea-Chinese Banking                462,000      3,469,303
United Overseas Bank                   417,056      3,299,153
                                                    8,851,879
Spain--4.3%
Banco Popular Espanol                   94,582      3,364,077
Endesa                                 376,871      6,477,733
Repsol YPF, ADR                        333,191      5,667,579
                                                   15,509,389
Sweden--1.7%
Autoliv                                238,107      4,272,284
Investor, Cl. B                        134,588      1,900,340
                                                    6,172,624
Switzerland--7.9%
Barry Callebaut                         18,557      2,723,576
Clariant                                11,147      3,706,095
Forbo                                    2,936      1,290,975
Givaudan                                10,048      2,768,873
Novartis                                 2,100      3,560,175
Sulzer                                   3,598 a    2,483,014
Swisscom                                 7,777      1,816,947
UBS                                     39,393      6,277,205
Zurich Financial Services                8,050      3,857,905
                                                   28,484,765
United Kingdom--19.6%
Allied Domecq                          439,339      2,715,652
BAE SYSTEMS                            987,918      4,199,586
BOC                                    245,816      3,639,556
Barclays                               153,171      4,657,513
Bunzl                                1,055,183      6,945,364

United Kingdom (continued)
Celltech                                     1 a           19
Diageo                                 414,000      4,205,183
Enterprise Oil                         427,522      3,912,915
Morgan Crucible                      1,002,173      4,495,062
PowerGen                               258,248      2,438,307
Rexam                                1,126,954      4,305,855
Rio Tinto                              232,274      4,282,024
Royal & Sun Alliance Insurance         846,286      6,424,136
Royal Bank Of Scotland                       1             22
Royal Bank Of Scotland-Value Shares          1 a            1
Safeway                                790,224      3,347,774
Scottish & Southern Energy             274,940      2,464,722
Tomkins                                513,888      1,276,155
Unilever                               876,532      6,552,342
Wolseley                               669,996      4,572,487
                                                   70,434,675
Total Common Stocks
  (cost $338,268,110)                             337,200,544
-------------------------------------------------------------------

                                    Principal
Short-Term Investments--4.3%         Amount ($)      Value ($)
--------------------------------------------------------------------
Repurchase Agreements;
  Bear Stearns & Co., Tri-Party Repurchase
  Agreement 5.35% dated 2/28/2001
  to be repurchased at $15,352,281 on
  3/1/2001, collateralized by $14,660,000
  U.S. Treasury Note, 6.125% due
  3/15/2007, value $15,648,084
  (cost $15,350,000)                15,350,000     15,350,000
---------------------------------------------------------------------

Total Investments
  (cost $353,618,110)                       98.3% 352,550,544

Cash and Recievables (Net)                   1.7%   6,237,850

Net Assets                                 100.0% 358,788,394

a Non-income producing.
See notes to financial statements.

                                                                       The Funds



STATEMENT OF INVESTMENTS
February 28, 2001 (Unaudited)

MPAM Emerging Markets Fund

Common Stocks-88.6%                       Shares       Value ($)

Argentina--1.3%
Banco Hipotecario                       33,500 a      237,874
Telecom Argentina
  Stet--France Telecom, ADR             13,900        225,041
                                                      462,915
Brazil--5.6%
Companhia de Saneamento Basico do
  Estado de Sao Paulo                    1,100        124,700
Companhia Vale do Rio Doce, ADR         15,650        400,640
Petroleo Brasileiro, ADR                10,250        292,433
Tele Celular Sul Participacoes, ADR      8,200        168,100
Tele Norte Leste Participacoes, ADR     10,800        234,360
Telecomunicacoes Brasileiras,
  ADR (PFD Block)                        8,150        530,565
Ultrapar Participacoes, ADR             19,000        193,800
Votorantim Celulose e Papel, ADR         5,300         73,670
                                                    2,018,268
Chile--2.4%
Compania de Telecomunicaciones
  de Chile, ADR                         26,000 a      377,260
Cristalerias de Chile, ADR               7,500        140,175
Quinenco, ADR                           43,400        332,010
                                                      849,445
China--5.5%
Beijing Datang Power Generation, Cl. H 191,000         60,607
Guangdong Kelon Electrical, Cl. H      903,000        197,968
Guangshen Railway, Cl. H             1,584,000        255,880
Jiangxi Copper, Cl. H                  889,000 a       91,181
PetroChina, ADR                         19,600        364,952
Qingling Motors, Cl. H               1,536,000        230,403
Shandong International
  Power Development, Cl. H           1,381,000        263,810
Shenzhen Expressway, Cl. H           1,076,000        160,022
Yizheng Chemical Fibre, Cl. H          545,000        126,470
Zhejiang Expressway, Cl. H           1,148,000        211,941
                                                    1,963,234
Croatia--1.2%
Pliva d.d., GDR                         37,300 b      447,600

Czech Republic--.4%
Philip Morris CR                           980        164,252

Egypt--3.2%
Commercial International Bank, GDR      38,700 a,b    351,202
Misr International Bank, GDR            49,950 a,b    248,501
Orascom Construction Industries         15,375 a      134,643
Paints & Chemical Industries, GDR       75,400 b       99,905
Suez Cement, GDR                        35,200 a,b    315,920
                                                    1,150,171
Greece--1.9%
Hellenic Telecommunications
  Organization, ADR                     95,200        678,776

Hong Kong--1.8%
CNOOC, ADR                               8,500        144,925
China Pharmarceutical
  Enterprise and Investment          1,596,000        180,064
Hengan International                   919,000        203,832
Mandarin Oriental International        224,000        129,920
                                                      658,741
Hungary--1.6%
EGIS                                     2,300         77,802
Magyar Tavkozlesi                       48,300        160,788
OTP Bank                                 5,350        263,715
Pick Szeged                              4,919 a       85,287
                                                      587,592
India--9.9%
BSES, GDR                                5,800 b       81,200
Bajaj Auto, GDR                         42,500 b      324,063
Gas Authority of India, GDR             49,000 b      356,475
Grasim Industries, GDR                   8,600 b       64,285
ICICI, ADR                              18,900        248,724
Indian Hotels, GDR                      37,100 b      243,932
Mahanagar Telephone Nigam, GDR          91,250 b      606,813
Mahindra & Mahindra, GDR                64,700 b      223,215
State Bank of India, GDR                34,800 b      404,550
Tata Engineering & Locomotive, GDR     136,600 b      290,275
Videsh Sanchar Nigam, ADR               55,275        715,811
                                                    3,559,343
Indonesia--1.6%
PT Indah Kiat Pulp & Paper           2,727,500 a      125,800
PT Indosat, ADR                         23,800        248,710
PT Telekomunikasi Indonesia, ADR        33,000        191,730
                                                      566,240
MPAM Emerging Markets Fund (continued)

Common Stocks (continued)               Shares       Value ($)

Israel--2.9%
Bank Hapoalim                          232,900        621,557
Blue Square-Israel, ADR                 15,300        207,927
ECI Telecom                             21,100        203,087
                                                    1,032,571
Malaysia--3.1%
Berjaya Sports Toto                    281,000        351,996
Genting                                 65,900        177,879
Petronas Dagangan                       34,000         25,839
Petronas Gas                           104,000        194,869
Sime Darby                             294,000        369,821
                                                    1,120,404
Mexico--10.9%
Alfa, Ser. A                           233,000        302,910
America Movil, ADR                      16,300        291,770
Apasco                                  50,900        267,524
Cemex                                   69,500        291,711
Consorcio ARA                          167,600 a      185,031
Controladora Comercial Mexicana        180,500        128,503
Controladora Comercial Mexicana, GDR     7,900        116,525
Desc, Ser. B                           826,700        362,513
Fomento Economico Mexicano, ADR         10,600        334,536
Grupo Continental                      121,900        174,574
Kimberly Clark de Mexico, Ser. A       231,400        604,046
Pepsi-Gemex, GDR                        75,300 a      362,193
Telefonos de Mexico, ADR                15,300        493,578
                                                    3,915,414
Panama--1.0%
Banco Latinoamericano
  de Exportaciones, Cl. E               10,900        365,804

Philippines--3.2%
Bank of the Philippine Islands          92,900        133,676
La Tondena Distillers                  173,500        134,705
Manila Electric, Cl. B                 413,400        526,379
Philippine Long Distance
  Telephone, ADR                        16,600        272,240
Universal Robina                       561,000         66,786
                                                    1,133,786
Poland--1.2%
Bank Polska Kasa Opieki                  6,550 a      108,464
KGHM Polska Miedz                       37,100 a      212,131
Poland (continued)
Polski Koncern Naftowy Orlen            27,200        120,178
                                                      440,773
Russia--.7%
OAO Lukoil, ADR                          6,300        236,644

Singapore--.2%
Golden Agri-Resources                  797,000 a       61,677

South Africa--6.9%
ABSA                                   130,400        525,683
Comparex                                93,200 a      130,711
Computer Configurations                 47,700 a       17,425
Edgars Consolidated Stores              18,150         52,804
Foschini                               216,187        169,227
Illovo Sugar                           289,100        203,671
Metro Cash and Carry                   916,425        145,863
Murray & Roberts                       224,100 a      131,566
Nampak                                 257,300        369,250
Pretoria Portland Cement                18,500        152,537
Sage                                    83,122        124,710
Tiger Brands                            43,000        342,205
Woolworths                             323,900        133,109
                                                    2,498,761
South Korea--12.9%
Cheil Communications                     1,260        105,507
Cheil Jedang                             6,030        211,828
H&CB, ADR                               34,365 a      367,021
Hyundai Motor                           12,500        159,496
Kookmin Bank                             9,000        129,909
Kookmin Bank, GDR                       11,600 b      168,490
Korea Electric Power                     5,000        102,476
Korea Electric Power, ADR               70,750        771,175
Korea Fine Chemical                      9,680        173,691
Pohang Iron & Steel                         10            805
Pohang Iron & Steel, ADR                29,200        654,080
SK                                      55,200        655,911
SK Telecom, ADR                         16,200        315,738
Samsung                                 50,570        288,349
Samsung Electronics, GDR                 4,500 b      364,950
Samsung SDI                              3,100        158,467
                                                    4,627,893

                                                                       The Funds

STATEMENT OF INVESTMENTS (Unaudited) (continued)

MPAM Emerging Markets Fund (continued)

Common Stocks (continued)

                                        Shares      Value ($)
Taiwan--4.8%
Asustek Computer, GDR                   62,000        274,350
China Steel                            297,000        197,388
China Steel, ADR                        12,000 b      158,700
Compal Electronics                      12,000         18,918
Compal Electronics, GDR                 32,500        276,250
D-Link                                   2,000          2,807
D-Link, GDR                             45,300 b      308,040
Standard Foods Taiwan                  417,520        152,940
Standard Foods Taiwan, GDR               2,239 b        4,311
Taiwan Semicondutor Manufacturing       56,000 a      155,796
Taiwan Semicondutor Manufacturing, ADR   9,950 a      187,359
                                                    1,736,859
Thailand--1.3%
Saha-Union                             448,100        140,356
Thai Farmers Bank                      500,000 a      330,626
                                                      470,982
Turkey--2.1%
Akcansa Cimento                     26,709,500        159,416
Hurriyet Gazetecilik ve Matbaacilik 29,206,000 a       90,217
Tupras-Turkiye Petrol Rafinerileri   5,259,000        151,433
Turcell Iletisim Hizmetleri, ADR        20,950 a      100,560
Turk Ekonomi Bankasi, GDR               34,100 a      108,267
Uzel Makina Sanayii, ADR                24,600 a       26,445
Yapi ve Kredi Bankasi               39,183,800 a      127,191
                                                      763,529
United Kingdom--1.0%
South African Breweries                 47,300        353,582

Total Common Stocks
  (cost $31,211,544 )                              31,865,256
-------------------------------------------------------------------


Preferred Stocks--1.7%
--------------------------------------------------------------------
Brazil--1.7%
Banco do Estado de Sao Paulo             1,700         77,254
Companhia Energetica de Minas Gerais    26,800        402,033
Petroleo Brasileiro                      5,400        144,888

Total Preferred Stocks
  (cost $616,050 )                                    624,175
--------------------------------------------------------------------

                                    Principal
Short-Term Investments--8.3%         Amount ($)      Value ($)
---------------------------------------------------------------------
Repurchase Agreement
Bear Stearns & Co., Tri-Party Repurchase
  Agreement 5.35% dated 2/28/2001
  to be repurchased at $3,000,446 on
  3/1/2001, collateralized by $3,085,000
  U.S. Treasury Bill due 4/26/2001,
  value $3,061,554
  (cost $3,000,000)                  3,000,000      3,000,000
--------------------------------------------------------------------

Total Investments (cost $34,827,594)      98.6%    35,489,431

Cash and Receivables (Net)                 1.4%       490,323

Net Assets                               100.0%    35,979,754

a Non-income producing.
b Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2001, these securities amounted to $5,062,427 or approximately 14.1% of net assets.

See notes to financial statements.


STATEMENT OF INVESTMENTS

February 28, 2001 (Unaudited)

MPAM Balanced Fund

Common Stocks--40.2%                                                                                  Shares         Value ($)
Consumer Cyclical--3.7%
Best Buy                                                                                              16,200 a         663,552
CVS                                                                                                    8,700           530,700
Costco Wholesale                                                                                      25,500 a       1,064,625
Federated Department Stores                                                                           15,100 a         730,085
Ford Motor                                                                                                 1                28
Harley-Davidson                                                                                       18,600           806,310
Home Depot                                                                                            33,900         1,440,750
Kohl's                                                                                                 9,400 a         619,554
Limited                                                                                               44,700           788,955
Lowe's Cos.                                                                                           22,100         1,234,948
RadioShack                                                                                            16,500           706,200
Safeway                                                                                               18,500 a       1,004,735
Target                                                                                                51,900         2,024,100
US Airways Group                                                                                      14,700 a         607,110
Wal-Mart Stores                                                                                       83,830         4,199,045
                                                                                                                    16,420,697
Consumer Staples--2.5%
Archer-Daniels-Midland                                                                                49,500           744,975
Avon Products                                                                                         12,000           509,520
Coca-Cola                                                                                             41,800         2,216,654
Estee Lauder Cos., Cl. A                                                                              11,500           444,360
General Mills                                                                                         20,100           901,485
H. J. Heinz                                                                                           16,800           715,344
PepsiCo                                                                                               28,800         1,327,104
Procter & Gamble                                                                                      29,500         2,079,750
Quaker Oats                                                                                           12,800         1,248,256
Ralston Purina Group                                                                                  27,300           851,214
                                                                                                                    11,038,662
Energy--3.2%
Diamond Offshore Drilling                                                                             11,300           473,470
El Paso                                                                                               14,145           994,394
Exxon Mobil                                                                                           60,200         4,879,210
Halliburton                                                                                           13,300           529,606
Kerr-McGee                                                                                            14,640           946,330
Nabors Industries                                                                                      8,000 a         453,600
Noble Drilling                                                                                        14,800 a         688,940
Royal Dutch Petroleum, NY Shares                                                                      37,100         2,164,043
Texaco                                                                                                30,300         1,942,230
USX-Marathon Group                                                                                    27,500           759,550
Valero Energy                                                                                         11,900           436,135
                                                                                                                    14,267,508
Health Care--5.1%
ALZA                                                                                                  14,400 a         569,520
Abbott Laboratories                                                                                   38,300         1,876,317

                                                                                                                         The Funds



STATEMENT OF INVESTMENTS (Unaudited) (continued)

MPAM Balanced Fund (continued)

Common Stocks (continued)                                                                             Shares         Value ($)

Health Care (continued)
American Home Products                                                                                35,600         2,199,012
Amgen                                                                                                 27,500 a       1,981,719
Cardinal Health                                                                                       11,100         1,126,650
Elan, ADR                                                                                             14,900 a         818,904
Eli Lilly & Co.                                                                                       20,461         1,625,831
Genentech                                                                                              8,500 a         446,250
Genzyme                                                                                                7,600 a         668,325
Guidant                                                                                               12,500 a         637,125
Medtronic                                                                                             31,300         1,601,934
Pfizer                                                                                               121,575         5,470,875
Pharmacia                                                                                             31,500         1,628,550
Quest Diagnostics                                                                                      6,700 a         706,180
Schering-Plough                                                                                       42,600         1,714,650

                                                                                                                    23,071,842
Interest Sensitive--8.9%
ACE                                                                                                   16,600           607,560
Ambac Financial Group                                                                                 12,850           724,740
American General                                                                                      16,600         1,265,584
Allstate                                                                                              25,602         1,020,496
Bank of America                                                                                       42,400         2,117,880
CIGNA                                                                                                 11,500         1,261,205
Citigroup                                                                                             87,666         4,311,414
Fannie Mae                                                                                            22,300         1,777,310
First Data                                                                                            13,200           815,232
FleetBoston Financial                                                                                 56,540         2,332,275
General Electric                                                                                     178,200         8,286,300
Hartford Financial Services Group                                                                     22,800         1,455,780
J.P. Morgan Chase & Co.                                                                               44,744         2,087,755
Lehman Brothers Holdings                                                                              18,170         1,247,371
MBNA                                                                                                  49,350         1,622,628
MGIC Investment                                                                                        9,600           556,320
Merrill Lynch & Co.                                                                                   27,800         1,665,220
PNC Financial Services Group                                                                          14,300           993,850
Providian Financial                                                                                   28,900         1,445,289
U.S. Bancorp                                                                                          38,077           883,375
UnitedHealth Group                                                                                    11,600           687,068
Washington Mutual                                                                                     10,200           523,974
Wells Fargo                                                                                           44,500         2,208,980
                                                                                                                    39,897,606
Internet--.8%
AOL Time Warner                                                                                       75,450 a       3,322,063
Juniper Networks                                                                                       2,200 a         142,038
                                                                                                                     3,464,101
MPAM Balanced Fund (continued)

Common Stocks (continued)                                                                            Shares           Value ($)
---------------------------------------------------------------------------------------------------------------------------------
Producer Goods--3.1%
Alcoa                                                                                                 21,200           758,112
Boeing                                                                                                10,500           653,100
Canadian National Railway                                                                             11,600           436,276
Caterpillar                                                                                           11,800           490,880
Eastman Chemical                                                                                      13,600           699,720
General Dynamics                                                                                       5,600           381,808
International Paper                                                                                   18,200           685,412
Lockheed Martin                                                                                       14,200           531,932
Minnesota Mining & Manufacturing                                                                      12,400         1,398,100
Praxair                                                                                               19,400           865,240
Temple-Inland                                                                                          7,800           371,202
Tidewater                                                                                             12,700           618,490
Tyco International                                                                                    60,900         3,328,185
United Parcel Service, Cl. B                                                                          12,100           684,013
United Technologies                                                                                   17,100         1,332,261
Westvaco                                                                                              21,300           558,273
                                                                                                                    13,793,004
Services--1.9%
Automatic Data Processing                                                                             19,300         1,138,700
Clear Channel Communications                                                                          17,064 a         975,208
Gannett                                                                                               13,800           912,732
Omnicom Group                                                                                         12,000         1,088,280
Viacom, Cl. B                                                                                         30,991 a       1,540,263
Vodafone Group, ADR                                                                                   20,100           548,931
VoiceStream Wireless                                                                                   3,700 a         351,500
Walt Disney                                                                                           49,000         1,516,550
Western Wireless, Cl. A                                                                               11,300 a         476,719
                                                                                                                     8,548,883
Technology--7.4%
Altera                                                                                                27,600 a         638,250
Amdocs                                                                                                10,200 a         663,102
Analog Devices                                                                                        15,600 a         581,880
CIENA                                                                                                  4,800 a         322,500
Cisco Systems                                                                                        136,700 a       3,238,081
Comverse Technology                                                                                    6,400 a         479,600
Corning                                                                                               26,300           712,730
Danaher                                                                                                7,700           488,488
Dell Computer                                                                                         48,200 a       1,054,375
EMC                                                                                                   25,300 a       1,005,928
Harris                                                                                                22,800           572,508
Hewlett-Packard                                                                                       23,100           666,435
International Business Machines                                                                       31,700         3,166,830

                                                                                                                     The Funds



STATEMENT OF INVESTMENTS (Unaudited) (continued)

MPAM Balanced Fund (continued)

Common Stocks (continued)                                                                             Shares          Value ($)
---------------------------------------------------------------------------------------------------------------------------------
Technology (continued)
Intel                                                                                                 95,200         2,719,150
Linear Technology                                                                                     18,500           733,063
Maxim Integrated Products                                                                             15,500 a         714,938
Microsoft                                                                                             83,800 a       4,944,200
Network Appliance                                                                                     11,500 a         342,125
Nokia, ADR                                                                                            17,000           374,000
Nortel Networks                                                                                       40,360           746,256
Oracle                                                                                               121,500 a       2,308,500
QUALCOMM                                                                                              16,000 a         877,000
Sanmina                                                                                               19,800 a         590,288
Siebel Systems                                                                                        16,000 a         612,000
Solectron                                                                                             27,200 a         741,200
Sun Microsystems                                                                                      72,500 a       1,440,938
Tech Data                                                                                             11,300 a         345,356
Tellabs                                                                                               14,000 a         609,875
Texas Instruments                                                                                     39,700         1,173,135
Unisys                                                                                                21,800 a         357,084
                                                                                                                    33,219,815
Tobacco--.4%
Philip Morris Cos.                                                                                    36,600         1,763,388

Utilities--3.2%
Calpine                                                                                               28,800 a       1,281,312
Exelon                                                                                                20,500         1,340,085
GPU                                                                                                   22,100           684,879
Public Service Enterprise Group                                                                       13,600           609,416
Qwest Communications International                                                                    44,576 a       1,647,975
Reliant Energy                                                                                        25,500         1,071,255
SBC Communications                                                                                    78,007         3,720,934
Sprint                                                                                                41,900           936,884
Verizon Communications                                                                                37,100         1,836,450
WorldCom                                                                                              67,700 a       1,125,513
                                                                                                                    14,254,703
Total Common Stocks
  (cost $130,844,212)                                                                                              179,740,209
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                  Principal
Bonds and Notes--46.5%                                                                            Amount ($)          Value ($)
---------------------------------------------------------------------------------------------------------------------------------
Asset Backed--.7%
Citibank Credit Card Master Trust I,
  Ser. 1999-1, Cl. A, 5.5%, 2006                                                                   3,000,000         3,016,080

Banking--3.8%
BSCH Issuances,
  Sub. Notes, 7.625%, 2010                                                                         1,852,575         1,978,097

MPAM Balanced Fund (continued)

                                                                                                  Principal
Bonds and Notes (continued)                                                                      Amount ($)          Value ($)
---------------------------------------------------------------------------------------------------------------------------------

Banking (continued)
First Union National Bank of Florida,
  Medium-Term Notes, 6.18%, 2006                                                                   4,000,000 b       3,940,292
FleetBoston Financial, Notes,
  6.375%, 2008                                                                                     4,250,000         4,240,892
HSBC Bank, Notes,
  7.65%, 2007                                                                                      2,000,000         2,116,254
National Westminster Bank,
  Notes, 7.375%, 2009                                                                              2,500,000         2,667,650
U.S. Bank, N.A.
  Sub. Notes, 5.7%, 2008                                                                           2,000,000         1,900,192
                                                                                                                    16,843,377
Brokerage Firm--.4%
Merrill Lynch & Co.,
  Medium-Term Notes, Ser.B, 6.15%, 2006                                                            1,950,000         1,964,319
Commercial Mortgage Pass-Through Ctfs.--2.4%
Asset Securization:
  Ser. 1995-MD IV, Cl. A1, 7.1%, 2029                                                              2,376,708         2,488,437
  Ser. 1997-D4, Cl. ACS1, 1.5%, 2029
    (Interest Only Obligation)                                                                    12,233,864 c,d       158,658
Federal Home Loan Mortgage Corp.,
  Ser. 1552, Cl. H, 6.75%, 2022                                                                    5,606,000         5,701,344
GS Mortgage Securities II,
  Ser. 1998-GLII, Cl. A2, 6.562%, 2031                                                             2,375,000         2,434,161
                                                                                                                    10,782,600
Energy--.9%
Coastal,
  Notes, 7.75%, 2010                                                                               1,950,000         2,098,644
Conoco,
  Notes, 6.95%, 2029                                                                               2,000,000         2,018,340
                                                                                                                     4,116,984
Finance--2.2%
Capital One Financial,
  Notes, 7.25%, 2003                                                                               1,900,000         1,900,593
EOP Operating,
  Notes, 8.375%, 2006                                                                              1,980,000         2,128,930
Ford Motor Credit:
  Notes, 7.375%, 2009                                                                              1,500,000         1,535,895
  Notes, 7.60%, 2005                                                                               2,000,000         2,081,994
General Electric Capital,
  Notes, 6.81%, 2003                                                                               2,000,000         2,077,114
                                                                                                                     9,724,526
Insurance--.4%
American General,
  Notes, 6.625%, 2029                                                                              2,000,000         1,889,134

                                                                                                                     The Funds


STATEMENT OF INVESTMENTS (Unaudited) (continued)

MPAM Balanced Fund (continued)
                                                                                                 Principal
Bonds and Notes (continued)                                                                      Amount ($)          Value ($)
---------------------------------------------------------------------------------------------------------------------------------
Media--.8%
News America Holdings,
  Sr. Gtd. Deb., 8.25%, 2018                                                                       3,750,000         3,776,715

Other--.5%
Quebec Province,
  Notes, 7.295%, 2006                                                                              1,110,000 e       1,181,292
United Mexican States,
  Bonds, 9.875%, 2007                                                                                975,000         1,043,250
                                                                                                                     2,224,542
Retail--.8%
Federated Department Stores,
  Notes, 6.3%, 2006                                                                                3,500,000         3,383,025

Technology--.4%
Lucent Technologies,
  Deb., 6.45%, 2029                                                                                2,350,000         1,676,723

Telecommunications--1.5%
Qwest Capital Funding,
  Bonds, 7.75%, 2031                                                                               2,000,000 f       1,980,178
Telefonica Europe, Company Guaranteed,
  Gtd. Notes, 8.25%, 2030                                                                          2,500,000         2,668,046
WorldCom,
  Notes, 6.125%, 2001                                                                              2,000,000         2,003,062
                                                                                                                     6,651,286

Transportation--1.0%
Hertz,
  Notes, 8.25%, 2005                                                                               4,000,000         4,241,240

U.S. Government & Agencies--30.7%
Federal Home Loan Bank,
  Notes, 6.75%, 5/1/2002                                                                           8,000,000         8,184,160

Federal Home Loan Mortgage Corp.:
  Notes, 5.25%, 1/15/2006                                                                          5,250,000         5,255,009
  Notes, 5.5%, 9/1/2006                                                                            4,588,344         4,520,942
  Bonds, 6%, 11/15/2022                                                                            1,504,704         1,498,836
  Bonds, 6.25%, 11/15/2028                                                                         2,250,000         2,177,392
  Bonds, 6.5%, 1/15/2009-3/15/2029                                                                10,700,000        10,680,885
  Bonds, 6.75%, 12/15/2021                                                                         3,125,000         3,161,931
  Bonds, 7%, 10/1/2030                                                                             4,288,624         4,342,232
  Bonds, 8.5%, 6/1/2018                                                                            3,916,892         4,106,587

Federal National Mortgage Association:
  Notes, 5.625%, 5/14/2004                                                                         4,000,000         4,064,120
  Bonds, 6%, 8/1/2029-7/1/2030                                                                    10,361,834        10,139,266
  Bonds, 6.5%, 8/1/2029-12/1/2029                                                                 10,057,693        10,032,549
  Notes, 7%, 6/1/2009                                                                              1,812,662         1,859,103
  Notes, 7.125%, 6/15/2010                                                                         4,000,000         4,414,060
  Bonds, 7.25%, 5/15/2030                                                                          3,000,000         3,476,610
  Notes, 8%, 2/1/2013                                                                              2,029,334         2,106,063

Federal National Mortgage Association,
  Note, 7.3%, 7/19/2005                                                                            4,600,000         4,753,571

MPAM Balanced Fund (continued)
                                                                                                  Principal
Bonds and Notes (continued)                                                                      Amount ($)          Value ($)
---------------------------------------------------------------------------------------------------------------------------------
U.S. Government & Agencies (continued)

Government National Mortgage Association I:
  6%, 10/15/2008-2/15/2009                                                                         2,831,335         2,861,144
  6.5%, 2/15/2024-5/15/2028                                                                        8,919,053         8,926,980
  7%, 5/15/2023-11/15/2023                                                                         3,035,014         3,091,921
  7.5%, 3/15/2027                                                                                  2,006,069         2,059,351
  8%, 2/15/2008                                                                                    1,236,639         1,286,105
  9%, 12/15/2009                                                                                   2,200,198         2,326,710
U.S. Treasury Bonds:
  7.875%, 2/15/2021                                                                                4,500,000         5,782,680
  5.25%, 2/15/2029                                                                                 7,250,000         6,975,225
U.S. Treasury Notes:
  5.75%, 8/15/2003                                                                                 4,500,000         4,629,060
  6.5%, 10/15/2006                                                                                 1,275,000         1,380,187
  6.625%, 4/30/2002                                                                                4,750,000         4,862,526
  5.875%, 11/15/2004                                                                               8,200,000         8,531,444
                                                                                                                   137,486,649

Total Bonds and Notes
  (cost $201,256,986)                                                                                              207,777,200
---------------------------------------------------------------------------------------------------------------------------------

Regulated Investment Companies--11.4%                                                                  Shares         Value ($)
---------------------------------------------------------------------------------------------------------------------------------
MPAM Emerging Markets Fund                                                                           588,971         7,403,370
MPAM International Fund                                                                            1,565,143        19,830,373
MPAM Mid Cap Stock Fund                                                                            2,131,937        23,856,376
  (cost $54,042,159)                                                                                                51,090,119
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                  Principal
Short-Term Investments--3.4%                                                                      Amount ($)          Value ($)
---------------------------------------------------------------------------------------------------------------------------------
Commercial Paper--1.7%
American Express, 5.44%, 3/13/2001                                                                 7,750,000         7,750,000

Repurchase Agreement--1.7%
Salomon Smith Barney, Tri-Party Repurchase Agreement,
  5.48%, dated 2/28/2001, due 3/1/2001 in the
  amount of $7,616,159 (fully collateralized by
  Federal Home Loan Mortgage Corp. Discount Note,
  4.89%, 5/31/2001, value $7,767985)                                                               7,615,000         7,615,000

Total Short-Term Investments
  (cost $15,365,000)                                                                                                15,365,000
---------------------------------------------------------------------------------------------------------------------------------

Total Investments (cost $401,508,357)                                                                    101.5%    453,972,528

Liabilities, Less Cash and Receivables                                                                    (1.5%)    (6,749,429)

Net Assets                                                                                               100.0%    447,223,099

a    Non-income producing.

b Reflects date security can be redeemed at holder's option; the stated maturity is 2/15/2036.

c    Variable rate security-- interest rate subject to periodic change.

d    Notional face amount shown.

e Reflects date security can be redeemed at holder's option; the stated maturity is 7/22/2026.

f Securities exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2001, this security amounted to $1,980,178 or approximately .44% of net assets.

See notes to financial statements.


                                                                                                                     The Funds



STATEMENT OF INVESTMENTS
February 28, 2001 (Unaudited)

MPAM Bond Fund
                                                                                                   Principal
Bonds and Notes--95.8%                                                                            Amount ($)          Value ($)

Asset-Backed Ctfs./Finance--1.4%
CitiBank Credit Card Master Trust I,
  Ser. 1999-1, Cl. A, 5.5%, 2006                                                                   8,750,000         8,796,900

Automotive--1.2%
Ford Motor,
  Notes, 7.45%, 2031                                                                               6,300,000         6,115,920
Hertz,
  Sr. Notes, 8.25%, 2005                                                                           1,500,000         1,590,465
                                                                                                                     7,706,385
Banking--4.4%
BSCH Issuances,
  Sub. Notes, 7.625%, 2010                                                                         5,000,000         5,274,925
Capital One Financial,
  Notes, 7.25%, 2003                                                                               5,150,000         5,151,607
First Union National Bank of Florida,
  Medium-Term Notes, 6.18%, 2006                                                                   9,150,000 a       9,013,418
Fleet Financial Group,
  Notes, 6.375%, 2008                                                                              4,000,000         3,991,428
U.S. Bank, N. A.,
  Sub. Notes, 5.7%, 2008                                                                           5,250,000         4,988,004
                                                                                                                    28,419,382
Brokerage Firms--1.9%
Lehman Brothers Holdings,
  Notes, 7.75%, 2005                                                                               6,500,000         6,840,360
Merrill Lynch & Co.,
  Medium-Term Notes, Ser. B, 6.15%, 2006                                                           5,750,000         5,792,222
                                                                                                                    12,632,582
Collateralized Mortgage Obligations--8.6%
Countrywide Funding,
  Ser. 1994-10, Cl. A5, 6%, 2009                                                                     245,011           244,070
Federal Home Loan Mortgage Corp.,
  Multiclass Mortgage Participation Ctfs., REMIC:
    Ser. 1546, Cl. G, 6.75%, 12/15/2021                                                           12,215,000        12,359,357
    Ser. 1552, Cl. H, 6.75%, 11/15/2022                                                           16,000,000        16,272,120
    Ser. 1660, Cl. H, 6.5%, 1/15/2009                                                              6,175,000         6,253,114

    Ser. 2019, Cl. D, 6.5%, 7/15/2021                                                              5,444,536         5,445,869
    Ser. 2095, Cl. CB, 6.25%, 11/15/2028                                                           6,250,000         6,048,313
    Ser. 2218, Cl. A, 6%, 11/15/2022                                                               4,084,197         4,068,269
Federal National Mortgage Association,
  Multiclass Mortgage Participation Ctfs., REMIC,
  Ser. 1992-18, Cl. HC, 7.5%, 3/25/2007                                                            4,795,426         4,902,747
                                                                                                                    55,593,859
Commercial Mortgage Pass-Through Ctfs.--2.5%
Asset Securitization:
  Ser. 1995-MD IV, Cl. A1, 7.1%, 2029                                                              7,147,378         7,487,914
  Ser. 1997-D4, Cl. A-CS1, 1.5%, 2029
    (Interest Only Obligation)                                                                    22,281,703 b,c       288,966

MPAM Bond Fund (continued)
                                                                                                  Principal
Bonds and Notes (continued)                                                                      Amount ($)          Value ($)
---------------------------------------------------------------------------------------------------------------------------------
Commercial Mortgage Pass-Through Ctfs. (continued)
GS Mortgage Securities II,
  Ser. 1998-GLII, Cl. A2, 6.562%, 2031                                                             6,250,000         6,405,688
Nomura Asset Securities,
  Ser. 1993-1, Cl. A1, 6.68%, 2001                                                                 2,032,260         2,046,242
                                                                                                                    16,228,810
Energy--1.0%
Conoco,
  Sr. Notes, 6.95%, 2029                                                                           6,300,000         6,357,771
Finance--3.1%
Ford Motor Credit:
  Notes, 7.375%, 2009                                                                              5,750,000         5,887,598
  Notes, 7.6%, 2005                                                                                6,500,000         6,766,481
General Electric Capital,
  Medium-Term Notes, Ser. A, 6.81%, 2003                                                           1,000,000         1,038,557
Household Finance,
  Notes, 6%, 2004                                                                                  6,500,000         6,502,275
                                                                                                                    20,194,911
Foreign/Governmental--.5%
United Mexican States,
  Bonds, 9.875%, 2007                                                                              2,875,000         3,076,250

Foreign/Yankee--4.2%
Midland Bank,
  Sub. Notes, 7.65%, 2007                                                                          4,750,000 d       5,026,103
National Australia Bank,
  Sub. Notes, 6.4%, 2007                                                                           5,750,000 b       5,783,753
National Westminster Bank,
  Sub. Notes, 7.375%, 2009                                                                         7,000,000         7,469,420
Province of Quebec,
  Medium-Term Notes, 7.295%, 2006                                                                  1,250,000 e       1,330,284
Telefonica Europe,
  Gtd. Notes, 8.25%, 2030                                                                          7,000,000         7,470,533
                                                                                                                    27,080,093
Industrial--1.9%
Cox Communications,
  Notes, 6.5%, 2002                                                                                4,250,000         4,292,449
WMX Technologies,
  Sr. Notes, 7.1%, 2003                                                                            8,000,000 f       8,037,680
                                                                                                                    12,330,129
Insurance--.8%
American General,
  Sr. Notes, 6.625%, 2029                                                                          5,500,000         5,195,118

Media/Entertainment--1.4%
News America Holdings,
  Sr. Gtd. Deb., 8.25%, 2018                                                                       9,150,000         9,215,185


                                                                                                                     The Funds

STATEMENT OF INVESTMENTS (Unaudited) (continued)

MPAM Bond Fund (continued)
                                                                                                   Principal
Bonds and Notes (continued)                                                                        Amount ($)        Value ($)
---------------------------------------------------------------------------------------------------------------------------------
Oil Services--1.0%
Coastal, Notes, 7.75%, 2010                                                                        5,750,000         6,188,311

Real Estate--.8%
EOP Operating,
  Notes, 8.375%, 2006                                                                              5,150,000         5,537,368

Retail--.9%
Federated Department Stores,
  Notes, 6.3%, 2009                                                                                5,750,000         5,557,829

Telecommunication--3.6%
Lucent Technologies,
  Deb, 6.45%, 2029                                                                                 6,300,000         4,495,044
Qwest Capital Funding:
  Bonds, 7.75%, 2031                                                                               6,500,000 g       6,435,579
  Notes, 7.25%, 2011                                                                               9,000,000 g       9,036,531
WorldCom,
  Sr. Notes, 6.125%, 2001                                                                          3,500,000         3,505,359
                                                                                                                    23,472,513
U.S. Governments--16.6%
U.S. Treasury Bonds:
  5.25%, 2/15/2029                                                                                21,000,000        20,204,100
  7.875%, 2/15/2021                                                                               13,000,000        16,705,520
U.S. Treasury Notes:
  5.75%, 8/15/2003                                                                                16,000,000        16,458,880
  5.875%,11/15/2004                                                                               22,850,000        23,773,597
  6%, 8/15/2009                                                                                    5,750,000         6,142,897
  6.5%, 10/15/2006                                                                                 3,875,000         4,194,687
  6.625%, 4/30/2002                                                                               19,400,000        19,859,586
                                                                                                                   107,339,267
U.S. Government Agencies--14.4%
Federal Home Loan Banks,
  Notes, 6.75%, 5/1/2002                                                                          18,000,000        18,414,360
Federal Home Loan Mortgage Corp.,
  Notes, 5.25%, 1/15/2006                                                                         22,500,000        22,521,465
Federal National Mortgage Association:
  Bonds, 7.25%, 5/15/2030                                                                          9,250,000        10,719,547
  Notes, 5.625%, 5/14/2004                                                                        13,000,000        13,208,390
  Notes, 7.125%, 6/15/2010                                                                        16,500,000        18,207,997
  Notes, 7.3%, 7/19/2005                                                                          10,000,000        10,333,850
                                                                                                                    93,405,609
U.S. Government Agencies/Mortgage-Backed--25.6%
Federal Home Loan Mortgage Corp.:
  5.5%, 9/1/2006                                                                                  12,034,419        11,857,634
  6.5%                                                                                            24,225,000 h      24,141,666
  7%, 10/1/2030                                                                                   10,639,043        10,772,031
  8.5%, 6/1/2018                                                                                  14,103,266        14,786,287



MPAM Bond Fund (continued)

Bonds and Notes (continued)                                                                       Amount ($)         Value ($)

U.S. Government Agencies/Mortgage-Backed (continued)
Federal National Mortgage Association:
  6%, 7/1/2030                                                                                    18,435,700        18,043,941
  6.5%, 8/1/2029-12/1/2029                                                                        18,177,820        18,132,376
  7%, 6/1/2009                                                                                     4,417,338         4,530,510
  8%, 5/1/2008-2/1/2013                                                                            6,959,744         7,212,596
Government National Mortgage Association I:
  6%, 10/15/2008-5/15/2009                                                                         5,132,826         5,187,194
  6.5%, 2/15/2024-5/15/2028                                                                       24,845,629        24,864,592
  7%, 5/15/2023-11/15/2023                                                                         7,764,243         7,909,823
  7.5%, 3/15/2027                                                                                  7,887,544         8,097,037
  8%, 2/15/2008                                                                                    2,719,983         2,828,782
  9%, 12/15/2009                                                                                   6,856,281         7,250,518
                                                                                                                   165,614,987
Total Bonds and Notes
  (cost $603,735,098)                                                                                              619,943,259
---------------------------------------------------------------------------------------------------------------------------------


Short-Term Investments--7.2%
---------------------------------------------------------------------------------------------------------------------------------
Commercial Paper--3.8%
American Express,
  5.44%, 3/13/2001                                                                                24,225,000        24,225,000

Repurchase Agreements--3.4%
J P Morgan  Securities,  5.37% Dated  2/28/2001,  due  3/1/2001 in the amount of
  $22,222,314  (fully  collateralized by $18,259,000 U.S. Treasury Bonds,  7.5%,
  11/15/2016,
  value $23,065,889)                                                                              22,219,000        22,219,000

Total Short-Term Investments
  (cost $46,444,000)                                                                                                46,444,000
---------------------------------------------------------------------------------------------------------------------------------

Total Investments (cost $650,179,098)                                                                  103.0%      666,387,259

Liabilities, Less Cash and Receivables                                                                  (3.0%)     (19,137,596)

Net Assets                                                                                             100.0%      647,249,663

a Reflects date security can be redeemed at holder's option; the stated maturity is 2/15/2036.

b    Variable rate security--interest rate subject to periodic change.

c    Notional face amount shown.

d Reflects date security can be redeemed at holder's option; the stated maturity is 5/1/2025.

e Reflects date security can be redeemed at holder's option; the stated maturity is 7/22/2026.

f Reflects date security can be redeemed at holder's option; the stated maturity is 8/15/2026.


g Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2001, these securities amounted to $15,472,110 or 2.4% of net assets.

h    Purchased on a forward commitment basis.

See notes to financial statements.

                                                                                                                     The Funds

STATEMENT OF INVESTMENTS
February 28, 2001 (Unaudited)

MPAM Intermediate Bond Fund
                                                                                                   Principal
Bonds and Notes--95.9%                                                                            Amount ($)          Value ($)
---------------------------------------------------------------------------------------------------------------------------------
Asset-Backed Ctfs./Finance--3.3%
CitiBank Credit Card Master Trust I,
  Ser. 1999-1, Cl. A, 5.5%, 2006                                                                   5,000,000         5,026,800

Discover Card Master Trust I,
  Ser. 1998-7, Cl. A, 5.6%, 2006                                                                   8,000,000         8,064,880
                                                                                                                    13,091,680
Asset-Backed Ctfs./Home Equity Loans--1.1%
EQCC Home Equity Loan Trust,
  Ser. 1996-4, Cl. A7, 7.14%, 2023                                                                 4,000,000         4,127,720

Banking--4.2%
BSCH Issuances,
  Sub. Notes, 7.625%, 2010                                                                         3,250,000         3,428,701
Capital One Financial,
  Notes, 7.25%, 2003                                                                               3,400,000         3,401,061
Fleet Financial Group,
  Notes, 6.375%, 2008                                                                              6,500,000         6,486,070
U.S. Bank, N. A.,
  Sub. Notes, 5.7%, 2008                                                                           3,250,000         3,087,812
                                                                                                                    16,403,644
Broadcasting--1.4%
Clear Channel Communications,
  Sr. Notes, 7.65%, 2010                                                                           5,000,000         5,296,855

Brokerage Firms--2.1%
Lehman Brothers Holdings,
  Notes, 7.75%, 2005                                                                               4,250,000         4,472,543
Merrill Lynch & Co.,
  Medium-Term Notes, Ser. B, 6.15%, 2006                                                           3,525,000         3,550,884
                                                                                                                     8,023,427
Collateralized Mortgage Obligations--3.6%
Federal Home Loan Mortgage Corp.,

         Multiclass Mortgage Participation Ctfs., REMIC,
  Ser. 2134, Cl. PM, 5.5%, 3/15/2014                                                               5,250,000         5,046,825
Federal National Mortgage Association,
  Multiclass Mortgage Participation Ctfs., REMIC:
    Ser. 1992-93, Cl. K, 8%, 1/25/2005                                                             1,447,215         1,448,836
    Ser. 1997-34, Cl. A, 7.5%, 5/18/2024                                                             367,308           366,669
Government National Mortgage Association,
  Multiclass Mortgage Participation Ctfs., REMIC,
  Ser. 1996-14, Cl. E, 7%, 11/16/2005                                                              7,250,000         7,411,385
                                                                                                                    14,273,715
Commercial Mortgage Pass-Through Ctfs.--1.9%
GS Mortgage Securities II,
  Ser. 1998-GLII, Cl. A2, 6.562%, 2031                                                             4,250,000         4,355,868
Nomura Asset Securities,
  Ser. 1993-1, Cl. A1, 6.68%, 2001                                                                 2,917,276         2,937,347
                                                                                                                     7,293,215

MPAM Intermediate Bond Fund (continued)
                                                                                                   Principal
Bonds and Notes (continued)                                                                          Amount ($)      Value ($)
Finance 4.9%
Ford Motor Credit:
  Notes, 7.375%, 2009                                                                              2,750,000         2,815,807
  Notes, 7.6%, 2005                                                                                4,250,000         4,424,237
General Electric Capital:
  Medium-Term Notes, Ser. A, 5.5%, 2002                                                            5,000,000         5,028,450
  Medium-Term Notes, Ser. A, 6.81%, 2003                                                           2,400,000         2,492,537
Household Finance:
  Notes, 6%, 2004                                                                                  2,350,000         2,350,822
  Notes, 8%, 2005                                                                                  1,900,000         2,027,102
                                                                                                                    19,138,955
Foreign/Governmental--.5%
United Mexican States,
  Bonds, 9.875%, 2007                                                                              1,750,000         1,872,500

Foreign/Yankee--4.5%
Midland Bank,
  Sub. Notes, 7.65%, 2007                                                                          3,250,000 a       3,438,913
National Australia Bank,
  Sub. Notes, 6.4%, 2007                                                                           3,525,000 b       3,545,692
National Westminster Bank,
  Sub. Notes, 7.375%, 2009                                                                         4,000,000         4,268,240
Telefonica Europe,
  Gtd. Notes, 7.75%, 2010                                                                          6,000,000         6,310,500
                                                                                                                    17,563,345
Industrial--2.9%
Cox Communications,
  Notes, 6.5%, 2002                                                                                3,000,000         3,029,964
Crown Cork & Seal,
  Sr. Notes, 7.125%, 2002                                                                          2,000,000         1,650,000
WMX Technologies,
  Sr. Notes, 7.1%, 2003                                                                            6,500,000 c       6,530,615
                                                                                                                    11,210,579
Media/Entertainment--1.7%
News America Holdings,
  Gtd. Sr. Notes, 7.43%, 2006                                                                      6,500,000 d       6,670,813

Real Estate--1.0%
EOP Operating,
  Notes, 8.375%, 2006                                                                              3,750,000         4,032,064

Residential Mortgage Pass-Through Ctfs.--1.7%
Countrywide Home Loans,
  Ser. 1998-9, Cl. 2A1, 6.5%, 2013                                                                 6,711,189         6,774,610

Retail--.9%
Federated Department Stores,
  Notes, 6.3%, 2009                                                                                3,500,000         3,383,027

                                                                                                                     The Funds


STATEMENT OF INVESTMENTS (Unaudited) (continued)

MPAM Intermediate Bond Fund (continued)
                                                                                                  Principal
Bonds and Notes (continued)                                                                       Amount ($)        Value ($)

Telecommunication--3.0%
Nortel Networks,
  Notes, 6.125%, 2006                                                                              5,000,000         4,852,500
Qwest Capital Funding,
  Notes, 7.25%, 2011                                                                               7,000,000 e       7,028,413
                                                                                                                    11,880,913
U.S. Governments--36.1%
U.S. Treasury Bonds:
  7.875%, 2/15/2021                                                                                6,000,000         7,710,240
U.S. Treasury Notes:
  5.75%, 8/15/2010                                                                                20,000,000        21,091,600
  5.875%, 11/15/2004                                                                              24,750,000        25,750,395
  6.25%, 8/31/2002                                                                                20,000,000        20,496,800
  6.5%, 8/15/2005                                                                                  5,000,000         5,356,450
  6.5%, 10/15/2006                                                                                28,250,000        30,580,625
  6.625%, 4/30/2002                                                                               19,000,000        19,450,110
  6.75%, 5/15/2005                                                                                10,000,000        10,768,500
                                                                                                                   141,204,720
U.S. Government Agencies--13.5%
Federal Farm Credit Banks,
  Bonds, 5.25%, 5/1/2002                                                                           6,250,000         6,288,819
Federal Home Loan Banks,
  Notes, 6.75%, 5/1/2002                                                                          11,500,000        11,764,730
Federal Home Loan Mortgage Corp.,
  Notes, 5.25%, 1/5/2006                                                                          13,500,000        13,512,879
Federal National Mortgage Association:
  Notes, 5.625%, 5/14/2004                                                                        11,250,000        11,430,338
  Notes, 7.125%, 6/15/2010                                                                         4,250,000         4,689,939
  Notes, 7.3%, 7/19/2005                                                                           5,000,000         5,166,925
                                                                                                                    52,853,630
U.S. Government Agencies/Mortgage-Backed--5.9%
Federal Home Loan Mortgage Corp.:
  6%, 12/1/2004                                                                                    7,019,293         7,017,047
  6.5%, 3/1/2004                                                                                   1,775,375         1,795,899
Federal National Mortgage Association:
  5.5%, 6/1/2006                                                                                   5,121,596         5,063,978
  7%, 6/1/2009                                                                                     3,003,670         3,080,624
Government National Mortgage Association I:
  6.5%, 9/15/2013                                                                                  4,014,430         4,089,701
  8%, 2/15/2008                                                                                    2,084,263         2,167,634
                                                                                                                    23,214,883
Utilities--1.7%
Tennessee Gas Pipeline,
  Bonds, 7%, 2007                                                                                  6,500,000 f       6,611,286

Total Bonds and Notes
  (cost $366,321,141)                                                                                              374,921,581

MPAM Intermediate Bond Fund (continued)
                                                                                                  Principal
Short-Term Investments--3.1%                                                                      Amount ($)          Value ($)
---------------------------------------------------------------------------------------------------------------------------------
RepurchaseAgreements;
Salomon Smith Barney, 5.2%
  dated 2/28/2001, due 3/1/2001 in the
  amount of $12,316,779 (fully collateralized by
  $11,185,000 U.S. Treasury Bonds, 8.75%, due
  11/15/2003, value $12,856,280)
  (cost $12,315,000)                                                                              12,315,000        12,315,000
---------------------------------------------------------------------------------------------------------------------------------

Total Investments (cost $378,636,141)                                                                     99.0%    387,236,581

Cash and Receivables (Net)                                                                                 1.0%      4,016,276

Net Assets                                                                                               100.0%    391,252,857

a Reflects date security can be redeemed at holder's option; the stated maturity is 5/1/2025.

b    Variable rate security--interest rate subject to periodic change.

c Reflects date security can be redeemed at holder's option; the stated maturity is 8/15/2026.

d Reflects date security can be redeemed at holder's option; the stated maturity is 10/1/2026.

e Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2001, these securities amounted to $7,028,413 or 1.8% of net assets.

f Reflects date security can be redeemed at holder's option; the stated maturity is 3/15/2027.

See notes to financial statements.


                                                                                                                     The Funds

STATEMENT OF INVESTMENTS
February 28, 2001 (Unaudited)

MPAM Short-Term U.S. Government Securities Fund

                                                                                                  Principal
 onds and Notes--98.8%                                                                            Amount ($)          Value ($)
---------------------------------------------------------------------------------------------------------------------------------
Collateralized Mortgage Obligations--4.2%
Federal Home Loan Mortgage Corp.,
  Multiclass Mortgage Participation Ctfs., REMIC,
  Ser. 2106, Cl. BC, 5.5%, 6/15/2017                                                               2,312,999         2,314,442
Federal National Mortgage Association,
  Multiclass Mortgage Participation Ctfs., REMIC,
  Ser. 1994-38, Cl. PG, 6.2%, 7/25/2021                                                            1,664,000         1,671,763
                                                                                                                     3,986,205
U.S. Governments--63.3%
U.S. Treasury Notes:
  5.75%, 8/15/2003                                                                                 8,000,000         8,229,440
  5.875%, 2/15/2004                                                                                2,500,000         2,586,900
  5.875%, 11/15/2004                                                                               5,500,000         5,722,310
  6%, 8/15/2004                                                                                    2,000,000         2,085,220
  6.125%, 12/31/2001                                                                               6,000,000         6,076,620
  6.25%, 10/31/2001                                                                                6,000,000         6,061,860
  6.375%, 6/30/2002                                                                                3,500,000         3,583,195
  6.375%, 8/15/2002                                                                                8,500,000         8,724,230
  6.5%, 8/31/2001                                                                                    500,000           504,285
  6.5%, 5/31/2002                                                                                  8,400,000         8,597,820
  6.625%, 4/30/2002                                                                                8,000,000         8,189,520
                                                                                                                    60,361,400
U.S. Government Agencies--28.9%
Federal Home Loan Banks:
  Notes, 5.125%,1/13/2003                                                                          2,000,000         2,012,500
  Notes, 5.125%, 9/15/2003                                                                         2,500,000         2,511,900
  Notes, 6.75%, 5/1/2002                                                                           4,750,000         4,859,345
Federal Home Loan Mortgage Corp.:
  Notes, 5.25%, 1/15/2006                                                                          2,750,000         2,752,623
  Notes, 5.89%, 7/17/2003                                                                          2,750,000         2,759,268
  Notes, 6.25%, 7/15/2004                                                                          2,500,000         2,587,060
Federal National Mortgage Association:
  Medium-Term Notes, Ser. B, 6.03%, 5/15/2003                                                      2,795,000         2,800,576
  Medium-Term Notes, Ser. B, 6.1%, 5/21/2003                                                       2,925,000         2,931,815
  Notes, 5.625%, 5/14/2004                                                                         1,700,000         1,727,251
  Notes, 7.3%, 7/19/2005                                                                           2,500,000         2,583,463
                                                                                                                    27,525,801
U.S. Government Agencies/Mortgage-Backed Ctfs.--2.4%
Federal Home Loan Mortgage Corp.,
  6%, 12/1/2004                                                                                    2,270,638         2,269,911

Total Bonds and Notes
  (cost $93,474,669)                                                                                                94,143,317


MPAM Short-Term U.S. Government Securities Fund (continued)

                                                                                                  Principal
Short-Term Investments--.8%                                                                       Amount ($)          Value ($)
---------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements;
Salomon Smith Barney, 5.2%
  Dated 2/28/2001, due 3/1/2001 in the
  amount of $807,117 (fully collateralized by
  $735,000 U.S. Treasury Bonds, 8.75%,
  11/15/2008, value $844,825)
  (cost $807,000)                                                                                    807,000           807,000
---------------------------------------------------------------------------------------------------------------------------------

Total Investments (cost $94,281,669)                                                                  99.6%         94,950,317

Cash and Receivables (Net)                                                                              .4%            387,095

Net Assets                                                                                           100.0%         95,337,412

See notes to financial statements.

                                                                                                                     The Funds

STATEMENT OF INVESTMENTS
February 28, 2001 (Unaudited)

MPAM National Intermediate Municipal Bond Fund
                                                                                                  Principal
Long-Term Municipal Investments--96.9%                                                            Amount ($)          Value ($)
---------------------------------------------------------------------------------------------------------------------------------
Alabama--.6%
Alabama 5%, 6/1/2009                                                                               2,495,000         2,635,593

Alaska--1.0%
Anchorage, Electric Utility Revenue
  8%, 12/1/2010 (Insured; MBIA)                                                                    1,000,000         1,281,640
Valdez Marine Terminal, Revenue
  (Sohio Pipeline--B P Oil)
  7.125%, 12/1/2025                                                                                3,000,000         3,163,350

Arizona--2.3%
Arizona Transportation Board, Highway Revenue
  5.25%, 7/1/2015                                                                                  3,500,000         3,640,000
Maricopa County Unified School District:
  (Paradise Valley) 7%, 7/1/2011 (Insured; MBIA)                                                   1,905,000         2,315,489
  (Scottsdale School) 6.60%, 7/1/2012                                                              1,250,000         1,494,013
Phoenix Industrial Development Authority, SFMR
  6.60%, 12/1/2029 (Collateralized; FNMA, GNMA)                                                    2,595,000         2,753,866

California--5.4%
California:
  5.75%, 3/1/2008                                                                                    190,000           204,005
  5.75%, 3/1/2008 (Prerefunded 3/1/2008)                                                              45,000 a          49,086
  5.75%, 3/1/2009                                                                                     80,000            85,958
  5.75%, 3/1/2009 (Prerefunded 3/1/2005)                                                              15,000 a          16,385
California Statewide Community Development Authority
  MFHR:
    (Archstone/Seascape) 5.25%, 6/1/2029                                                           4,000,000         4,059,920
    (Equity Residential) 5.20%, 12/1/2029                                                          2,000,000         2,025,380
California Educational Facilities Authority
  (Pepperdine University) 5.75%, 9/15/2030                                                         3,000,000         3,153,840
Foothill/Eastern Transportation Corridor Agency,
  Toll Road Revenue:
    Zero Coupon, 1/15/2020                                                                         1,505,000         1,001,307
    Zero Coupon, 1/15/2026 (Insured; MBIA)                                                         7,000,000         4,619,090
Kern High School District
  6.40%, 2/1/2012 (Insured; MBIA)                                                                  2,000,000         2,385,460
Los Angeles Department of Water & Power,
  Waterworks Revenue 5.125%, 7/1/2041                                                              3,000,000         2,918,610
Metropolitan Water District, Waterworks Revenue
  5.50%, 7/1/2013 (Prerefunded 7/1/2002)                                                           2,750,000 a       2,887,417

Colorado--1.6%
Colorada Housing Finance Authority
  (Single Family Program):
    4.25%, 10/1/2005                                                                                 290,000           290,806
    7.10%, 5/1/2015                                                                                  325,000           347,867
    6.05%, 10/1/2016                                                                                 885,000           956,959
    6.75%, 10/1/2021                                                                               2,000,000         2,270,320
    7.55%, 11/1/2027                                                                                 485,000           521,380
    6.80%, 11/1/2028                                                                                 585,000           631,034
Jefferson County School District
    6.50%, 12/15/2010 (Insured; MBIA)                                                              1,500,000         1,763,430

MPAM National Intermediate Municipal Bond Fund (continued)
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                        Amount ($)        Value ($)

Florida--.9%
Hillsborough County Educational Facilities Authority
  (University of Tampa Project)
  5.75%, 4/1/2008                                                                                  3,650,000         3,849,984
Georgia--3.2%
DeKalb County, Water & Sewer Revenue
  6.25%, 10/1/2005                                                                                 1,000,000         1,100,750
Fulton County, Water & Sewer Revenue
  5.25%, 1/1/2012 (Insured; FGIC)                                                                  1,000,000         1,056,490

Georgia:
  7.20%, 3/1/2002                                                                                  1,140,000         1,183,069
  6%, 3/1/2004                                                                                     2,000,000         2,133,040
  6.10%, 3/1/2005                                                                                  2,000,000         2,171,780
  5.95%, 3/1/2008                                                                                  3,650,000         4,072,524
Henry County & Henry County Water & Sewer Authority
  5.625%, 2/1/2030 (Insured; FGIC)                                                                   750,000           785,175
Municipal Electric Authority (Project One)
  6%, 1/1/2005 (Insured; AMBAC)                                                                    1,295,000         1,390,843

Idaho--.1%
Boise-Kuna Irrigation District
  (Lucky Peak Hydroelectric Project)
  6.20%, 7/1/2001                                                                                    550,000           555,346

Illinois--8.1%
Chicago, SFMR
  4.70% 10/1/2017 (Collateralized; FNMA,GNMA)                                                      1,405,000         1,418,895
Chicago Metropolitan Water Reclamation District
  7.25% 12/1/2012                                                                                  7,500,000         9,370,500
Chicago O'Hare International Airport
  Passenger Facility Charge Revenue:
    6%, 1/1/2005 (Insured; AMBAC)                                                                  2,165,000         2,322,027
    5.625%, 1/1/2015 (Insured; AMBAC)                                                              2,000,000         2,093,340

Illinois:
  5.50%, 8/1/2003                                                                                  2,100,000         2,187,087
  6.10%, 10/1/2003                                                                                 2,270,000         2,395,645
  5.70%, 8/1/2008                                                                                  2,000,000         2,129,720
  Sales Tax Revenue 6%, 6/15/2018                                                                  4,215,000         4,228,910
Illinois Health Facilities Authority, Revenue
  (Community Provider Pooled Program):
    7.90%, 8/15/2003 (Insured; MBIA)                                                                  56,000            60,034
    7.90%, 8/15/2003 (Insured; MBIA)                                                                 556,000           558,041
Lake County Community Unitary School District
  (Waukegan) 5.625%, 12/1/2011 (Insured; FSA)                                                      3,150,000         3,414,632
Regional Transportation Authority:
  7.75%, 6/1/2009 (Insured; FGIC)                                                                  1,000,000         1,237,440
  7.75%, 6/1/2010 (Insured; FGIC)                                                                  1,620,000         2,034,104
  7.75%, 6/1/2012 (Insured; FGIC)                                                                  1,500,000         1,925,985

                                                                                                                     The Funds

STATEMENT OF INVESTMENTS (Unaudited) (continued)

MPAM National Intermediate Municipal Bond Fund (continued)
                                                                                                 Principal
Long-Term Municipal Investments (continued)                                                      Amount ($)          Value ($)
---------------------------------------------------------------------------------------------------------------------------------
Indiana--1.2%
Indianapolis Airport Authority, Special Facilities
  (Federal Express Corp.)
  7.10%, 1/15/2017                                                                                 2,745,000         2,916,837
Purdue University, University Student Fee Revenue
  6.75%, 7/1/2009 (Prerefunded 1/1/2005)                                                           2,200,000         2,488,200
Kansas--.1%
Kansas Department of Transportation, Highway Revenue
  5.25%, 9/1/2019                                                                                    615,000           622,780

Kentucky--1.1%
Danville, Multi-City Lease Revenue
  (Sewer & Drain System)
  6.75%, 3/1/2019 (Insured; MBIA)                                                                  1,250,000         1,315,612
Kentucky Property & Buildings Commission, Revenue
  6%, 2/1/2014                                                                                     2,000,000         2,213,020
Kentucky Turnpike Authority, EDR
  (Revitalizations Projects) 5.50%, 7/1/2011                                                       1,000,000         1,051,610

Louisiana--.2%
Louisiana Public Facilities Authority, HR
  (Touro Infirmary) 5.625%, 8/15/2029                                                              1,000,000           906,280

Maine--.4%
Maine Municipal Bond Bank
  5.875%, 11/1/2003 (Insured; FSA)                                                                 1,660,000         1,838,018
Massachusetts--3.6%
Massachusetts Commonwealth:
  5.50%, 7/1/2010 (Insured; AMBAC)                                                                 2,400,000         2,586,624
  5.50%, 1/1/2011                                                                                  5,000,000         5,441,450
Massachusetts Port Authority, Revenue
  5.75%, 7/1/2012                                                                                  1,000,000         1,117,100
Massachusetts Housing Finance Agency, SFHR
  5.75%, 12/1/2029 (Insured; MBIA)                                                                   870,000           885,495
Massachusetts Turnpike Authority,
  Western Turnpike Revenue
  5.55%, 1/1/2017 (Insured; MBIA)                                                                  5,550,000         5,688,750

Michigan--.4%
Michigan Hospital Finance Authority, Revenue
  (Genesys Regional Medical Hospital)
  5.50%, 10/1/2008                                                                                 1,505,000         1,638,644

Minnesota--.6%
Minnesota 5.40%, 8/1/2008                                                                          2,000,000         2,105,420
Minnesota Housing Finance Agency, SFMR
  5.70%, 7/1/2022                                                                                    395,000           397,694

Mississippi--.1%
Mississippi University Educational Building Corp., Revenue
  5.25%, 8/1/2016 (Insured; MBIA)                                                                    400,000           417,884


MPAM National Intermediate Municipal Bond Fund (continued)
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                      Amount ($)          Value ($)

Missouri--1.0%
Missouri Highways & Transport Commission
  Road Revenue:
    5.50%, 2/1/2010                                                                                2,000,000         2,186,340
    5.50%, 2/1/2011                                                                                2,000,000         2,191,320

Nevada--1.0%
Humboldt County, PCR (Sierra Pacific)
  6.55%, 10/1/2013 (Insured; AMBAC)                                                                2,000,000         2,107,260
Washoe County (Reno-Sparks Convention)
  6.375%, 7/1/2023 (Insured; FSA)                                                                  2,000,000         2,215,520

New Jersey--5.5%
Gloucester County Improvement Authority,
  Solid Waste Resource Recovery Revenue
  6.85%, 12/1/2029                                                                                 4,000,000         4,321,840
New Jersey 5.50%, 2/15/2004                                                                        2,500,000         2,629,850
New Jersey Highway Authority, General Revenue
  (Garden State Parkway):
    5%, 1/1/2010 (Insured; FGIC)                                                                   1,110,000         1,162,847
    5%, 1/1/2011 (Insured; FGIC)                                                                   1,200,000         1,301,472
New Jersey Transit Corp., COP:
  5.50%, 9/15/2009 (Insured; AMBAC)                                                                8,000,000         8,743,200
  6%, 9/15/2015 (Insured; AMBAC)                                                                   2,000,000         2,208,640
New Jersey Turnpike Authority, Revenue
  5.90%, 1/1/2003 (Insured; MBIA)                                                                  3,590,000         3,727,353

New Mexico--1.1%
Albuquerque, Joint Water & Sewer System Revenue
  7%, 7/1/2005                                                                                       615,000           629,151
New Mexico:
  Commission Tax Revenue
    6%, 6/15/2015                                                                                  2,000,000         2,207,340
  Severance Tax
    5%, 7/1/2003                                                                                   2,000,000         2,060,200

New York--20.2%
Dutchess County Industrial Development Agency
  Civic Facility Revenue (Vassar College)
  5.35%, 9/1/2040                                                                                  6,500,000         6,501,885
Greece Central School District:
  6%, 6/15/2011                                                                                      950,000         1,083,579
  6%, 6/15/2012                                                                                      950,000         1,086,382
  6%, 6/15/2013                                                                                      950,000         1,087,741
  6%, 6/15/2014                                                                                      950,000         1,086,743
  6%, 6/15/2015                                                                                      950,000         1,084,387
Metropolitan Transportation Authority:
  Commuter Facilities Revenue
    5.50%, 7/1/2011                                                                                1,000,000         1,067,470
  Transit Facilities Revenue
    6.30%, 7/1/2007 (Insured; MBIA)                                                                5,000,000         5,630,750

                                                                                                                     The Funds

STATEMENT OF INVESTMENTS (Unaudited) (continued)

MPAM National Intermediate Municipal Bond Fund (continued)
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                       Amount ($)         Value ($)

New York City:
  6.20%, 2/15/2003                                                                                 3,425,000         3,587,619
  5.90%, 8/15/2003                                                                                 1,765,000         1,857,098
  5.40%, 8/1/2004                                                                                  1,300,000         1,368,094
  6.25%, 2/15/2007                                                                                   720,000           794,311
  6.25%, 2/15/2007 (Prerefunded 2/15/2005)                                                           530,000 a         575,092
  6%, 8/1/2007 (Insured; FGIC)                                                                     1,500,000         1,665,300
  6%, 8/1/2008                                                                                     5,545,000         5,989,487
  6%, 4/15/2009                                                                                    4,000,000         4,385,680
  5.50%, 8/1/2010                                                                                  6,350,000         6,866,128
  5.60%, 8/15/2010                                                                                 5,000,000         5,201,750
New York City Transitional Finance Authority, Revenues
  6.125%, 11/15/2015                                                                               2,000,000         2,245,560
New York State Dorm Authority, Revenue
  Mental Health Service Facilities
    6%, 2/15/2007                                                                                  1,000,000         1,095,450
New York State Mortgage Agency, Homeowner
  Mortgage Revenue 5.50%, 10/1/2017                                                                5,885,000         6,099,685
New York State Thruway Authority:
  (Highway & Bridge Trust Fund)
    6%, 4/1/2014 (Insured; FSA)                                                                    2,000,000         2,237,460
  Service Contract Revenue (Local Highway & Bridge)
    6%, 4/1/2005                                                                                   7,000,000         7,557,550
New York State Urban Development Corp.
  Correctional Capital Facilities:
    6%, 1/1/2006                                                                                   2,250,000         2,442,555
    6.25%, 4/1/2006                                                                                1,250,000         1,378,050
    6%, 1/1/2010                                                                                   3,000,000         3,212,460
Triborough Bridge and Tunnel Authority, Revenue
  5.50%, 1/1/2012                                                                                  9,755,000        10,560,568

North Carolina--1.9%
Charlotte-Mecklenberg Hospital Authority,
  Health Care System Revenue
  5.60%, 1/15/2011                                                                                 1,000,000         1,059,140
Mecklenburg County, Public Improvement Revenue
  4.75%, 4/1/2008                                                                                  2,600,000         2,711,930
Raleigh Durham Airport Authority, Revenue
  5.25%, 11/1/2013 (Insured; FGIC)                                                                 4,090,000         4,340,185
Ohio--7.6%
Butler County Transportation Improvement District
  6%, 4/1/2011 (Insured; FSA)                                                                      1,000,000         1,117,380
Clermont County, Hospital Facilities Revenue
  (Mercy Health) 5.25%, 9/1/2003 (Insured; AMBAC)                                                  1,000,000         1,036,440
Cleveland, Airport Systems Revenue
  5.25%, 1/1/2015 (Insured; FSA)                                                                   5,430,000         5,613,045
Columbus :
  6%, 6/15/2008                                                                                    3,000,000         3,361,170
  5.50%, 9/15/2008                                                                                 1,000,000         1,052,170

MPAM National Intermediate Municipal Bond Fund (continued)
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                       Amount ($)         Value ($)

Ohio (continued)

Hamilton County, Sales Tax
  5.25%, 12/1/2032 (Insured; AMBAC)                                                                3,000,000         3,014,550
Northeast Regional Sewer District,
  Wastewater Improvement Revenue
  6.25%, 11/15/2004 (Insured; AMBAC)                                                               1,500,000         1,630,140
Ohio, Highway Capital Improvements
  5.50%, 5/1/2008                                                                                  9,000,000         9,802,080
Ohio Air Quality Development Authority, PCR
  (The Cleveland Electric Illuminating Co.)
  6%, 8/1/2020                                                                                     1,500,000         1,493,955
Ohio Building Authoriity (Juvenile Correctional Facilities)
  5.50%, 4/1/2014                                                                                  3,295,000         3,517,050
University of Cincinnati, COP
  (Edwards Center) 5.25%, 12/1/2003                                                                1,535,000         1,599,823

Oklahoma--1.9%
Oklahoma Capital Improvement Authority,
  State Highway Capital Improvement Revenue:
    5%, 6/1/2006 (Insured; MBIA)                                                                   1,200,000         1,264,176
    5%, 6/1/2010 (Insured; MBIA)                                                                   6,310,000         6,671,184
Oklahoma Housing Finance Agency, SFMR
  6.80%, 9/1/2016                                                                                    435,000           467,956

Oregon--1.2%
Jackson County School District:
  (Central Point) 5.75%, 6/15/2016 (Insured; FGIC)                                                 2,265,000         2,432,587
  (Eagle Point) 5.625%, 6/15/2014                                                                  1,500,000         1,624,230
Portland Urban Renewal & Redevelopment
  (Convention Center)
  5.75%, 6/15/2018 (Insured; AMBAC)                                                                1,150,000         1,229,649

Pennsylvania--2.6%
Allegheny County:
  5.25%, 10/1/2002                                                                                   860,000           883,211
  Airport Revenue (Greater Pittsburgh International Airport)
    6.625%, 1/1/2022                                                                               2,500,000         2,606,550
Hazleton Area School District
  5.75%, 3/1/2013 (Insured; FGIC, Prerefunded 3/1/2003)                                            2,000,000 a       2,103,400
Montgomery County Industrial Development Authority, PCR
  (Peco Energy Co. Project)
  5.30%, 10/1/2034                                                                                 1,500,000         1,520,460
Philadelphia 5.50%, 9/15/2009 (Insured; FSA)                                                       2,820,000         3,075,633
Scranton-Lackawanna Health & Welfare Authority
  Catholic Healthcare Revenue (Mercy Health)
  5.10%, 1/1/2007 (Insured; MBIA)                                                                    100,000           104,904
State Public School Building Authority, College Revenue
  (Harrisburg Community College)
  6.25%, 4/1/2008 (Insured; MBIA)                                                                    795,000           896,363

                                                                                                                     The Funds


STATEMENT OF INVESTMENTS (Unaudited) (continued)

MPAM National Intermediate Municipal Bond Fund (continued)
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                       Amount ($)         Value ($)


South Carolina--2.1%
South Carolina, State Capital Improvement
  5.50%, 10/1/2010                                                                                 5,155,000         5,660,242
South Carolina School Facilities
  5%, 1/1/2010                                                                                     3,485,000         3,682,356

Tennessee--.1%
Metropolitan Government of Nashville & Davidson County,
  Health & Educational Facilities Board Revenue
  (Vanderbilt University) 5.75%, 1/1/2008                                                            250,000           273,988

Texas--8.8%
Arlington, Permanent Improvement
  6.10%, 8/12/2002                                                                                 2,000,000         2,073,060
Austin, Utility Systems Revenue
  7%, 5/15/2001                                                                                    1,100,000         1,108,096
Austin Independent School District
  5.70%, 8/1/2011                                                                                  1,530,000         1,625,380
Brazo River Authority (Reliant Energy, Inc. Project)
  5.20%, 12/1/2018                                                                                 5,000,000         5,096,300
El Paso County Hospital District
  5.25%, 8/15/2012 (Insured; MBIA)                                                                 1,920,000         2,004,826
Harris County, Toll Road Revenue
  6%, 8/1/2009 (Insured; FGIC)                                                                     5,900,000         6,635,671
Houston, Water & Sewer System Revenue
  5.60%, 12/1/2002 (Insured; MBIA)                                                                 1,400,000         1,448,370
Laredo Independent School District
  6%, 8/1/2014                                                                                     2,000,000         2,195,860
Lower Colorada River Authority, Revenue
  6%, 5/15/2013 (Insured; FSA)                                                                     2,000,000         2,218,560
Mission Consolidated Independent School District
  5.875%, 2/15/2009                                                                                1,690,000         1,851,344
North Forest Independent School District:
  5.25%, 8/15/2005                                                                                   135,000           143,222
  5.25%, 8/15/2005                                                                                   865,000           912,947
Texas 5.25%, 10/1/2013                                                                             1,500,000         1,521,120
Texas A & M University
  (University Fund) 5.60%, 7/1/2005                                                                2,500,000         2,676,850
  Financing Systems Revenue 5.375%, 5/15/2013                                                      1,005,000         1,038,085
Texas Public Finance Authority
  6.50%, 10/1/2002                                                                                 1,600,000         1,672,224
  5.50%, 10/1/2007                                                                                 2,750,000         2,979,378
Texas University System, Tuition Revenue
  6.50%, 10/1/2002                                                                                 1,000,000         1,092,010

Utah--3.3%
Intermountain Power Agency, Power Supply Revenue:
  6.25%, 7/1/2009 (Insured; FSA)                                                                   2,000,000         2,262,580
  6%, 7/1/2008 (Insured; MBIA)                                                                     4,200,000         4,680,102



MPAM National Intermediate Municipal Bond Fund (continued)

                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                       Amount ($)         Value ($)

Utah (continued)
Salt Lake City, HR
  (IHC Hospitals, Inc.) 6.25%, 2/15/2023 (Insured; MBIA)                                           2,000,000         2,067,000
Timpanogos Special Service District, Sewer Revenue
  6.10%, 6/1/2019 (Prerefunded 6/1/2006, Insured; AMBAC)                                           4,625,000 a       5,152,435
Vermont--2.2%
Burlington, Electric Revenue:
  6.25%, 7/1/2011 (Insured; MBIA)                                                                  2,000,000         2,301,940
  6.25%, 7/1/2012 (Insured; MBIA)                                                                  2,500,000         2,888,750
Fairfax County, Public Improvement
  5%, 6/1/2007                                                                                     4,000,000         4,236,320

Washington--1.4%
Washington, Public Power Supply Systems Revenue
  (Nuclear Project Number 1)
    6%, 7/1/2005 (Insured; AMBAC)                                                                  3,000,000         3,243,600
  (Nuclear Project Number 3)
    7.375%, 7/1/2004                                                                               2,605,000         2,660,330

West Virginia--.4%
Cabell County, Board of Education
  5.50%, 5/1/2005                                                                                  1,750,000         1,845,427

U. S. Related--3.7%
Puerto Rico Commonwealth
  6.25%, 7/1/2013 (Insured; MBIA)                                                                  1,380,000         1,630,442
Puerto Rico Commonwealth Highway & Transportation
  Authority, Transportation Revenue
  5.875%, 7/1/2035 (Insured; MBIA)                                                                 4,000,000         4,328,040
Puerto Rico Electric Power Authority, Power Revenue
  5.25%, 7/1/2029 (Insured; FSA)                                                                   4,000,000         4,055,520
University of Puerto Rico, University Revenues
  5.375%, 6/1/2030 (Insured; MBIA)                                                                 6,000,000         6,078,900
Total Long-Term Municipal Investments
  (cost $406,465,108)                                                                                              421,790,787
---------------------------------------------------------------------------------------------------------------------------------

Short-Term Municipal Investments--3.1%
California--.6%
California Health Facilities Financing Authority, VRDN
  (Catholic Healthcare) 3.75%                                                                      2,500,000 b       2,500,000

Illinois--1.0%
Illinois Health Facilities Authority, VRDN
  (Springfield Hospital) 3.50%                                                                     4,370,000 b       4,370,000

Indiana--1.5%
Indiana Hospital Equipment Financing Authority, VRDN
  (Capital Asset Designated Program)
  3.20% (LOC; Comerica Bank)                                                                       1,700,000 b       1,700,000

                                                                                                                     The Funds


STATEMENT OF INVESTMENTS (Unaudited) (continued)

MPAM National Intermediate Municipal Bond Fund (continued)
                                                                                                  Principal
Short-Term Municipal Investments (continued)                                                      Amount ($)        Value ($)

Indiana (continued)
 Indiana Health Facilities Financing Authoriy, VRDN
  (Capital Access)
  3.20% (LOC; Comerica Bank)                                                                       4,800,000 b       4,800,000

Total Short-Term Municipal Investments
  (cost $13,370,000)                                                                                                13,370,000
---------------------------------------------------------------------------------------------------------------------------------

Total Investments (cost $419,835,108)                                                                    100.0%    435,160,787

Cash and Receivables (Net)                                                                                  .0%        108,686

Net Assets                                                                                               100.0%    435,269,473



---------------------------------------------------------------------------------------------------------------------------------
Summary of Abbreviations



AMBAC      American Municipal Bond Assurance Corporation
COP        Certificate of Participation
EDR        Economic Development Revenue
FGIC       Financial Guaranty Insurance Company
FNMA       Federal National Mortgage Association
FSA        Financial Security Assurance
GNMA       Government National Mortgage Association
HR         Hospital Revenue
MBIA       Municipal Bond Investors Assurance
            Insurance Corporation
MFHR       Multi-Family Housing Revenue
PCR        Pollution Control Revenue
RRR        Resource Recovery Revenue
SFHR       Single Family Housing Revenue
SFMR       Single Family Mortgage Revenue
VRDN       Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)


Fitch           or             Moody's             or          Standard & Poor's                Value (%)
---------------------------------------------------------------------------------------------------------------------------------
AAA                            Aaa                                  AAA                                 56.3
AA                             Aa                                   AA                                  27.8
A                              A                                    A                                    8.7
BBB                            Baa                                  BBB                                  4.7
F-1+ & F-1                     MIG1, VMIG1, & P1                    SP1 & A1                             2.5
                                                                                                       100.0
a Bonds which are prerefunded are collateralized by U.S.  Government  securities which are held in  escrow  and are used to pay  principal  and  interest  on the municipal issue and to retire the bonds in full at the earliest  refunding date.
b Securities  payable on demand.  The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
See notes to financial statements.



STATEMENT OF INVESTMENTS
February 28, 2001 (Unaudited)

MPAM National Short-Term Municipal Bond Fund
                                                                                                  Principal
Long-Term Municipal Investments--97.4%                                                            Amount ($)          Value ($)
---------------------------------------------------------------------------------------------------------------------------------
Alabama--1.0%
State of Alabama 5.25%, 6/1/2007                                                                   1,205,000         1,288,627

Alaska--2.3%
Valdez, Marine Terminal Revenue
  (Sohio Pipeline--BP Oil) 7.125%, 12/1/2025                                                        2,745,000         2,894,465

Arizona--2.1%
Central Arizona Water Conservation District,
  Contract Revenue (Central Arizona Project)
  7.30%, 11/1/2001                                                                                 1,160,000         1,189,742
Maricopa County Community College District
  6.50%, 7/1/2004                                                                                  1,420,000         1,537,079

California--.9%
Foothill-Eastern Transportation Corridor Agency,
  Toll Road Revenue 4.375%, 1/15/2004                                                              1,140,000         1,161,580

Connecticut--2.2%
State of Connecticut, Airport Revenue
  7.65%, 10/1/2012                                                                                 1,200,000         1,355,616
Connecticut Development Authority, PCR
  (United Illuminating) 4.35%, 6/1/2026                                                            1,500,000         1,485,765

Florida--2.0%
Florida State Mid-Bay Bridge Authority, Revenue
  7.50%, 10/1/2017                                                                                 1,000,000         1,048,760
Gainesville, Utility System Revenue
  6.20%, 10/1/2002                                                                                 1,440,000         1,474,301

Georgia--.8%
State of Georgia 6%, 3/1/2004                                                                      1,000,000         1,066,520

Indiana--.8%
Purdue University, University Revenue
  5.25%, 7/1/2002                                                                                  1,040,000         1,063,806

Kentucky--.8%
Kenton County Airport Board, Airport Revenue,
  Special Facilities (Delta Airlines)
  6.75%, 2/1/2002                                                                                  1,000,000         1,010,030

Massachusetts--1.7%
Massachusetts Health and Educational Facilities Authority,
  Revenue (Harvard University) 5.50%, 1/15/2004                                                    2,110,000         2,216,027

Michigan--.8%
Michigan Building Authority, Revenue,
  Facilities Program 5.625%, 10/1/2008                                                             1,000,000         1,066,480

Minnesota--1.6%
Hennepin County, Solid Waste
  5.50%, 10/1/2005                                                                                 2,000,000         2,088,200


                                                                                                                     The Funds


STATEMENT OF INVESTMENTS (Unaudited) (continued)

MPAM National Short-Term Municipal Bond Fund (continued)
                                                                                                   Principal
Long-Term Municipal Investments  (continued)                                                       Amount ($)        Value ($)

Mississippi--2.5%
Mississippi , Highway Revenue,
  Four Lane Highway Program 5.25%, 6/1/2006                                                        3,000,000         3,188,490

Missouri--1.8%
Missouri Environmental Improvement and Energy Resource Authority,
  Water Pollution Control Revenue 5.50%, 6/15/2002                                                 2,250,000         2,313,540

New Jersey--9.6%
New Jersey Transit Corp.:
  Capital Grant Anticipation Notes
    5.50%, 2/1/2005 (Insured; AMBAC)                                                               5,000,000         5,308,000
  COP, Federal Transit Administration Grants
    5.25%, 9/15/2004 (Insured; AMBAC)                                                              5,000,000         5,257,850
University of Medicine and Dentistry, COP
  6.75%, 12/1/2009 (Insured; MBIA)                                                                 1,660,000         1,680,899

New York--3.7%
City of New York 5.60%, 8/15/2010                                                                  3,000,000 a       3,121,050
New York City Municipal Assistance Corp.
  5.50%, 7/1/2004                                                                                  1,000,000         1,058,140
New York State Dormitory Authority, Revenue
  (City University System) 5.50%, 7/1/2004                                                           500,000           519,355

North Carolina--1.2%
North Carolina Housing Finance Agency,
  Student Housing (Appalachian Student Housing Corp.)
  5.50%, 7/1/2031 (LOC; First Union National Bank)                                                 1,500,000         1,551,015

Ohio--4.0%
Ohio Higher Education Capital Facilities
  5.25%, 5/1/2005                                                                                  2,500,000         2,640,375
Ohio Building Authority, State Facilities,
  Adult Correctional 5.75%, 4/1/2005                                                               2,250,000         2,410,763

Oklahoma--1.4%
Oklahoma Capital Improvement Authority,
  State Highway Capital Improvement Revenue
  5%, 6/1/2005 (Insured; MBIA)                                                                     1,700,000         1,781,804

Pennsylvania--40.0%
Allegheny County Airport Authority, Airport Revenue
  (Pittsburgh International Airport)
  5.25%, 1/1/2003 (Insured; FGIC)                                                                  2,435,000         2,493,391
Allegheny County Hospital Development Authority,
  Revenue:
    (Presbyterian University Health Systems)
      5.50%, 11/1/2002 (Insured; MBIA)                                                             1,000,000         1,030,740
    (UPMC Health Systems)
      5%, 8/1/2003 (Insured; MBIA)                                                                 2,000,000         2,058,540
Blair County 5.50%, 8/1/2003 (Insured; FGIC)                                                       1,035,000         1,079,878
Blair County Hospital Authority, Revenue
  (Altoona Hospital)
  6.375%, 7/1/2014 (Insured; AMBAC)                                                                  400,000           422,804

MPAM National Short-Term Municipal Bond Fund (continued)
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                       Amount ($)         Value ($)
Pennsylvania (continued)

Corry Area School District
  5%, 12/1/2003                                                                                    3,000,000         3,096,840
Dauphin County General Authority, Revenue:
  4.60%, 6/1/2026 (Insured; AMBAC)                                                                 1,500,000         1,520,100
  (School District Pooled Financing Program II)
    4.45%, 9/1/2032 (Insured; AMBAC)                                                               2,000,000         2,006,920
Delaware County Industrial Development Authority, PCR
  (Peco Energy Co.) 5.20%, 4/1/2021                                                                1,000,000         1,010,380
Luzerne County Industrial Development Authority,
  Exempt Facilities Revenue
  (Pennsylvania Gas and Water Co.)
  7.20%, 10/1/2017                                                                                 2,000,000         2,116,500
Northern Tioga School District
  5.05%, 7/15/2003                                                                                 2,000,000         2,013,920
State of Pennsylvania:
  5.125%, 9/15/2003 (Insured; AMBAC)                                                               1,500,000         1,555,365
  5.30%, 5/1/2004                                                                                  1,375,000         1,439,213
  COP 5%, 7/1/2003 (Insured; AMBAC)                                                                2,100,000         2,159,409
Pennsylvania Higher Educational Facilities Authority,
  Revenue:
    Health Services (University of Pennsylvania)
      5.125%, 1/1/2002                                                                             2,230,000         2,246,301
    (Thomas Jefferson University):
      6.10%, 8/15/2002 (Insured; MBIA)                                                               600,000           622,134
      6.10%, 8/15/2002 (Insured; MBIA)
        (Prerefunded 8/15/2002)                                                                    2,795,000 b       2,897,381
Pennsylvania Intergovernmental Coop Authority,
  Special Tax Revenue (City of Philadelphia Funding
  Program) 5.35%, 6/15/2007
  (Insured; FGIC) (Prerefunded 6/15/2003)                                                          9,000,000 b       9,354,870
Philadelphia Authority for Industrial Development,
  Revenues (National Board of Medical Examiners)
  3.85%, 5/1/2003 (Insured; MBIA)                                                                  1,000,000         1,003,630
Philadelphia, Water and Wastewater Revenue
  5.75%, 6/15/2013 (Insured; MBIA)
  (Prerefunded 6/15/2003)                                                                          2,710,000 b       2,888,074
Pleasant Valley School District
  5.35%, 3/15/2002 (Insured; AMBAC)                                                                  300,000           300,510
Pottsville Hospital Authority, HR
  (Daughters of Charity) 4.75%, 8/15/2003                                                          1,425,000         1,463,119
Spring-Ford Area School District
  6.50%, 2/1/2018 (Prerefunded 2/1/2004)                                                           4,000,000 b       4,402,800
Washington County Industrial Development Authority,
  PCR (West Pennsylvania Power Co., Mitchell Project)
  4.95%, 3/1/2003 (Insured; AMBAC)                                                                 2,000,000         2,048,920

                                                                                                                     The Funds



STATEMENT OF INVESTMENTS (Unaudited) (continued)

MPAM National Short-Term Municipal Bond Fund (continued)
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                       Amount ($)         Value ($)

Texas--5.4%
Dallas-Fort Worth International Airport Facility
  Improvement Corp., Revenue
  (American Airlines) 5.95%, 5/1/2029                                                              3,000,000         3,054,120
Matagorda County Navigational District Number 1,
  Revenue (Reliant Energy Inc.)
  5.20%, 5/1/2029                                                                                  1,000,000         1,012,690
State of Texas 5.70%, 10/1/2003                                                                    2,000,000         2,100,700
Texas A & M University, Revenue
  6%, 5/15/2003                                                                                      750,000           787,027

Utah--3.3%
Jordan School District (Local School Board Program)
  5.25%, 6/15/2007                                                                                 3,000,000         3,207,600

State of Utah 5.50%, 7/1/2003                                                                      1,000,000         1,042,370

Virginia--1.5%
Fairfax County 6%, 5/1/2006                                                                        1,825,000         1,855,605

Washington--6.0%
State of Washington 6.25%, 9/1/2009                                                                3,250,000         3,293,973
Washington Public Power Supply System,
  Revenue:
    (Nuclear Project No. 1)
      6%, 7/1/2005 (Insured; AMBAC)                                                                2,000,000         2,162,400
    (Nuclear Project No. 3)
      6%, 7/1/2007 (Insured; AMBAC)                                                                2,050,000         2,260,023

Total Long-Term Municipal Investments
  (cost $122,296,085)                                                                                              124,786,526
---------------------------------------------------------------------------------------------------------------------------------


Short-Term Municipal Investments--1.2%
---------------------------------------------------------------------------------------------------------------------------------
Indiana--.1%
Indiana Health Facilities Financing Authority, Revenue,
  VRDN 3.05% (LOC; Comerica Bank)                                                                    100,000 c         100,000

Pennsylvania--.4%
Allegheny County Industrial Development Authority,
  Revenue, VRDN (Longwood at Oakmont Inc.)
  3.15%                                                                                              500,000 c         500,000

Washington--.7%
Richland, Golf Enterprise Revenue, VRDN
  3.50% (LOC; Bank of America)                                                                       900,000 c         900,000
Total Short-Term Municipal Investments
  (cost $1,500,000)                                                                                                  1,500,000
---------------------------------------------------------------------------------------------------------------------------------

Total Investments (cost $123,796,085)                                                                     98.6%    126,286,526

Cash and Receivables (Net)                                                                                 1.4%      1,835,543

Net Assets                                                                                               100.0%    128,122,069


Summary of Abbreviations

AMBAC      American Municipal Bond Assurance Corporation
COP        Certificate of Participation
FGIC       Financial Guaranty Insurance Company
HR         Hospital Revenue
LOC        Letter of Credit
MBIA       Municipal Bond Investors Assurance
             Insurance Corporation
PCR        Pollution Control Revenue
VRDN       Variable Rate Demand Notes



---------------------------------------------------------------------------------------------------------------------------------
Summary of Combined Ratings (Unaudited)


Fitch           or             Moody's             or          Standard & Poor's                Value (%)
---------------------------------------------------------------------------------------------------------------------------------
AAA                            Aaa                                  AAA                                 57.3
AA                             Aa                                   AA                                  19.7
A                              A                                    A                                    9.4
BBB                            Baa                                  BBB                                  6.6
F1                             Mig1                                 SP1                                  7.0
                                                                                                       100.0
a Inverse floater security-the interest rate is subject to change periodically.
b Bonds which are prerefunded are collateralized by U.S.  Government  securities which are held in  escrow  and are used to pay  principal  and  interest  on the municipal issue and to retire the bonds in full at the earliest  refunding date.
c  Securities  payable on demand.  Variable  rate  interest-subject  to periodic change.

See notes to financial statements.

                                                                                                                     The Funds



STATEMENT OF INVESTMENTS
February 28, 2001 (Unaudited)

MPAM Pennsylvania Intermediate Municipal Bond Fund
                                                                                                  Principal
Long-Term Municipal Investments--98.5%                                                            Amount ($)          Value ($)
---------------------------------------------------------------------------------------------------------------------------------
Alaska--.5%
Valdez, Marine Terminal Revenue (Sohio Pipeline BP Oil)
  7.125, 12/1/2025                                                                                 4,000,000         4,217,800

Arizona--.8%
Greenlee County Industrial Development Authority, PCR
  (Phelps Dodge Corporation Project)
  5.45%, 6/1/2009                                                                                  6,500,000         6,472,115
Pima County 6%, 7/1/2002                                                                           1,000,000         1,033,170

California--1.2%
Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue:
  Zero Coupon, 1/15/2027 (Insured; MBIA)                                                           6,000,000         3,916,620
  Zero Coupon, 1/15/2029 (Insured; MBIA)                                                           2,000,000         1,305,540
  5.75%, 1/15/2040                                                                                 2,000,000         2,000,660
Los Angeles Department of Water and Power, Waterworks Revenue
  5.125%, 7/1/2041                                                                                 4,000,000         3,891,480

Connecticut--0.0%
Connecticut Housing Finance Authority
  (Housing Mortgage Finance Program)
  7.30%, 11/15/2003                                                                                   20,000            20,056

Florida--1.6%
Florida Board of Education (Capital Outlay)
  5%, 6/1/2010                                                                                     5,000,000         5,274,450
Florida Department of Environmental Protection, Revenue
  5.75%, 7/1/2010                                                                                  2,405,000         2,679,627
Hillsboroough County School Board, COP
  (Master Lease Program) 5.50%, 7/1/2012 (Insured; MBIA)                                           3,545,000         3,868,517
Jacksonville Electric Authority, Revenue
  5.25%, 10/1/2012                                                                                 1,930,000         2,021,501

Illinois--1.4%
Chicago 5.50%, 1/1/2016 (Insured; FSA)                                                             2,305,000         2,463,330
Cook County Community Consolidated School District No. 146
  (Tinley Park) 5.50%, 12/1/2012 (Insured; FGIC)                                                   1,000,000         1,067,550
Dupage Water Commission 6.25%, 3/1/2007                                                            1,000,000         1,039,870
Illinois, 5.70%, 8/1/2008                                                                          3,000,000         3,194,580
Illinois Educational Facilities Authority
  (University of Chicago):
    5.25%, 7/1/2011                                                                                1,960,000         2,069,466
    5.25%, 7/1/2013                                                                                2,170,000         2,260,728

Indiana--.4%
Purdue University, University Revenue
  5.25%, 7/1/2016                                                                                  3,260,000         3,401,549
Kentucky--.9%
Kentucky Property and Buildings Commission, Revenue:
  5.50%, 9/1/2010                                                                                  2,450,000         2,676,478
  (Project No. 68):
    5.75%, 10/1/2009                                                                               3,000,000         3,331,200
    5.75%, 10/1/2010                                                                               1,500,000         1,670,040


MPAM Pennsylvania Intermediate Municipal Bond Fund (continued)
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                       Amount ($)         Value ($)

Massachusetts--2.7%
Massachusetts:
  5.50%, 1/1/2010                                                                                 11,000,000        11,957,440
  (Consolidated Loan) 5.25%, 8/1/2017                                                              2,500,000         2,628,200
Massachusetts Health and Educational Facilities Authority, Revenue
  (Southcoast Health System)
  5.50%, 7/1/2009 (Insured; MBIA)                                                                  1,690,000         1,832,636
Massachusetts Turnpike Authority, Western Turnpike Revenue
  5.55%, 1/1/2017 (Insured; MBIA)                                                                  2,425,000         2,485,625
Massachusetts Water Resource Authority
  5.50%, 8/1/2010 (Insured; MBIA)                                                                  5,000,000         5,458,700

Michigan--.7%
Detroit City School District:
  5.25%, 5/1/2015 (Insured; FGIC)                                                                  2,610,000         2,744,702
  5.25%, 5/1/2017 (Insured; FGIC)                                                                  2,000,000         2,080,840
Redford Union School District No.001
  6.25%, 5/1/2008 (Insured; FGIC)                                                                  1,045,000         1,187,193

Missouri--.3%
Missouri Housing Development Commission,
  Single Family Mortgage Revenue
  6.40%, 9/1/2029                                                                                  2,280,000         2,450,476

Nevada--.4%
Clark County, Family Court Bonds
  5.50%, 1/1/2003 (Insured; MBIA)                                                                  1,000,000         1,032,160
Washoe County (Reno-Sparks Convention)
  6.375%, 7/1/2023 (Insured; FSA)                                                                  2,000,000         2,215,520

New Jersey--2.5%
New Jersey 6%, 2/15/2011                                                                           2,500,000         2,833,850
New Jersey Economic Development Authority, EDR
  (American Airlines Inc. Project)
  7.10%, 11/1/2031                                                                                 1,670,000         1,712,719
New Jersey Highway Authority, General Revenue
  (Garden State Parkway) 5.50%, 1/1/2014 (Insured; FGIC)                                           2,500,000 a       2,686,600
New Jersey Transportation Corporation ,
  Federal Transportation Administration Grants COP:
    5.50%, 9/15/2009 (Insured; AMBAC)                                                              6,000,000         6,557,400
    5.50%, 9/15/2012 (Insured; AMBAC)                                                              3,000,000         3,286,230
    6%, 9/15/2015 (Insured; AMBAC)                                                                 2,000,000         2,208,640
New Jersey Turnpike Authority, Turnpike Revenue
  5.75, 1/1/2010 (Insured; MBIA)                                                                   2,700,000         3,000,996

New York--6.8%
New York City:
  5.25% 11/15/2007                                                                                 2,095,000         2,231,866
  5.75%, 8/1/2007                                                                                  5,495,000         5,994,276
New York City Transitional Finance Authority,
  Future Tax Secured Revenue:
    5.50%, 2/1/2011                                                                                3,000,000 a       3,261,690
    5.50%, 2/1/2015                                                                                3,000,000 a       3,188,610

                                                                                                                     The Funds


STATEMENT OF INVESTMENTS (Unaudited) (continued)

MPAM Pennsylvania Intermediate Municipal Bond Fund (continued)
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                       Amount ($)         Value ($)
New York (continued)
New York State Dormitory Authority, Revenue:
  (Mental Health Services Facilities):
    6%, 8/15/2007                                                                                  2,485,000         2,739,563
    6%, 8/15/2007 (Prerefunded 2/15/2007)                                                             15,000 b          16,861
    5.75%, 8/15/2011                                                                               2,500,000         2,689,950
  (New York University) 5.75%, 7/1/2009 (Insured: MBIA)                                            2,000,000         2,213,900
  (School Program) 5.25%, 7/1/2011                                                                 1,200,000         1,268,076
  (State Universal Educational Facilities):
    5.50%, 5/15/2005                                                                               1,500,000         1,595,040
    5.25%, 5/15/2013                                                                               5,735,000         5,948,686
New York State Mortgage Agency
  (Homeowner Mortgage)
  5.50%, 10/1/2017                                                                                 7,485,000         7,758,053
New York Thruway Authority, Service Contract Revenue
  (Local Highway and Bridge)
  6%, 4/1/2005                                                                                     5,000,000         5,398,250
Triborough Bridge and Tunnel Authority
  General Purpose Revenue:
    5.50%, 1/1/2012                                                                               12,195,000        13,202,063
    6%, 1/1/2012                                                                                   3,000,000         3,403,200

North Carolina--1.5%
Guilford County, Public Improvement
  5.25%, 10/1/2015                                                                                 7,480,000         7,851,606
Mecklenburg County (Public Improvement)
  4.75%, 4/1/2008                                                                                  5,000,000         5,215,250

Ohio--1.5%
Ohio Higher Education Capital Facilities
  5.625%, 5/1/2014                                                                                 3,615,000         3,907,815
Ohio Higher Educational Facilities Commission
  Higher Educational Facility Revenue
  (Oberlin College) 5.25%, 10/1/2013                                                               1,500,000         1,600,485
Ohio Building Authority (Juvenile Correctional Facility):
  5.50%, 4/1/2015                                                                                  3,475,000         3,683,292
  5.50%, 4/1/2016                                                                                  3,665,000         3,851,658

Oregon--.9%
Washington County Unified Sewer Agency, Sewer Revenue
  5.75%, 10/1/2009 (Insured; FGIC)                                                                 3,620,000         4,016,897
Washington Multnomah & Yamhill Counties School District No. 1J
  (Hillsboro District) 5%, 6/1/2010 (Insured; MBIA)                                                4,185,000         4,408,144

Pennsylvania--67.7%
Allegheny County:
  5.75%,12/1/2001                                                                                    645,000           656,565
  5.75%,12/1/2004                                                                                    600,000           644,604
  5.40%, 9/15/2005 (Insured; MBIA)                                                                 1,000,000         1,058,910
  5.90%,5/1/2006 (Insured; AMBAC)                                                                  1,250,000         1,305,550
  5.90%, 5/1/2006 (Insured; AMBAC) (Prerefunded 5/1/2002)                                          1,000,000 b       1,047,870
  5.50%, 9/15/2006 (Insured; MBIA) (Prerefunded 9/15/2004)                                         2,000,000 b       2,124,420
  5.80%, 9/15/2009 (Insured; MBIA) (Prerefunded 9/15/2004)                                         2,310,000 b       2,476,574


MPAM Pennsylvania Intermediate Municipal Bond Fund (continued)
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                       Amount ($)         Value ($)

Allegheny County (continued):
  6%, 5/1/2010 (Insured; AMBAC)                                                                    2,000,000         2,090,540
  5.875%, 9/15/2010 (Insured; MBIA) (Prerefunded 9/15/2004)                                        2,000,000 b       2,149,180
Allegheny County Hospital Development Authority, Revenue:
  (Pittsburgh Mercy Health System):
    5.50%, 8/15/2003 (Insured; AMBAC)                                                              1,810,000         1,890,147
    5.50%, 8/15/2004 (Insured; AMBAC)                                                              1,910,000         2,021,735
    5.60%, 8/15/2005 (Insured; AMBAC)                                                              2,020,000         2,169,258
    5.60%, 8/15/2006 (Insured; AMBAC)                                                              2,135,000         2,312,568
  (Presbyterian Health Center) 6%, 11/1/2006                                                       2,000,000         2,109,860
  (University of Pittburgh Medical Center):
    4.95%, 12/1/2007 (Insured; MBIA)                                                                 690,000           721,167
    5.15%, 12/1/2009 (Insured; MBIA)                                                                 750,000           783,638
  (UPMC Health) 5.25%, 7/1/2005                                                                    3,170,000         3,337,313
Allegheny County Port Authority, Special Revenue
  5.50%, 6/1/2008 (Insured; MBIA)                                                                  4,000,000         4,331,280
Allentown 5.55%, 7/15/2007                                                                         1,000,000         1,034,240
Bangor Area School District:
  5.10%, 3/1/2008 (Insured; AMBAC) (Prerefunded 3/1/2005)                                          1,250,000 b       1,313,925
  5.25%, 3/1/2009 (Insured; AMBAC) (Prerefunded 3/1/2005)                                          1,000,000 b       1,056,680
Berks County:
  6.20, 11/15/2005 (Insured FGIC)                                                                  1,000,000         1,060,720
  5.50, 11/15/2006 (Insured FGIC)                                                                  2,000,000         2,050,260
  5.60, 11/15/2007 (Insured FGIC)                                                                  3,000,000         3,075,300
Berks County Municipal Authority, HR
  (Reading Hospital and Medical Center Project):
    5.50%, 10/1/2005 (Insured; MBIA)                                                               1,380,000         1,469,272
    5.80%, 10/1/2008 (Insured; MBIA)                                                               1,080,000         1,152,662
Bethel Park School District:
  5%, 8/1/2003 (Insured; FGIC)                                                                     1,600,000         1,629,344
  5.25%, 8/1/2005 (Insured: FGIC)                                                                  1,000,000         1,018,850
Bethlehem Area School District:
  5%, 9/1/2003 (Insured; FGIC)                                                                     1,500,000         1,500,195
  5.50%, 9/1/2007 (Insured: FGIC)                                                                  4,000,000         4,334,840
Bucks County:
  5.15%, 5/1/2004                                                                                  2,000,000         2,085,720
  5.60%, 5/1/2008 (Prerefunded 5/1/2005)                                                           1,000,000 b       1,070,620
Bucks County Community College Authority,
  College Building Revenue:
    5.60%, 6/15/2003                                                                               1,000,000         1,043,100
    5.65%, 6/15/2004                                                                               1,015,000         1,075,037
    5.65%, 6/15/2005                                                                               1,070,000         1,146,205
    5.65%, 6/15/2006                                                                               1,135,000         1,227,752
    5.70%, 6/15/2007                                                                               1,205,000         1,316,209
Bucks County Technical School Authority, School Revenue:
  5.10%, 8/15/2008 (Insured; AMBAC)                                                                1,000,000         1,041,520
  5.40%, 8/15/2011 (Insured; AMBAC)                                                                1,500,000         1,563,975

                                                                                                                     The Funds



STATEMENT OF INVESTMENTS (Unaudited) (continued)

MPAM Pennsylvania Intermediate Municipal Bond Fund (continued)
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                       Amount ($)         Value ($)

Pennsylvania (continued)

Bucks County Water and Sewer Authority, Revenue:
  6.35%, 12/1/2007 (Insured; FGIC) (Prerefunded 12/1/2002)                                           500,000 b         524,830
  (Collection Sewer System) 6%, 12/1/2004 (Insured; FGIC)
    (Prerefunded 12/1/2002)                                                                          500,000 b         521,870
  (Neshaminy Interceptor)
    6.30% 12/1/2004 (Insured; FGIC)                                                                1,000,000         1,020,400
Central Bucks School District:
  5.50%, 2/1/2007 (Insured; FGIC)                                                                  2,100,000         2,261,763
  6.55%, 11/15/2008 (Prerefunded 11/15/2004)                                                       1,000,000 b       1,099,620
Chester County Health and Education Facilities Authoroity, Health System Revenue
  (Main Line Health System) 5.50%, 5/15/2015                                                       2,000,000         2,025,560
Coatsville Area School District:
  5%, 9/15/2003 (Insured; AMBAC)                                                                   1,200,000         1,201,344
  5%, 10/1/2003 (Insured; AMBAC)                                                                   1,000,000         1,032,690
Colonial School District
  6%, 9/1/2002 (Insured; MBIA)                                                                       245,000           245,515
Conestoga Valley School District
  7%, 5/1/2006 (Insured; FGIC)                                                                     1,000,000         1,005,970
Conneaut School District 5%, 10/1/2003                                                             1,450,000         1,482,263
Conrad Weiser Area School District:
  6.05%, 12/15/2004 (Insured; MBIA)                                                                  980,000         1,063,898
  6.30%, 12/15/2006 (Insured; MBIA) (Prerefunded 12/15/2004)                                       1,000,000 b       1,094,410
  5.20%, 12/15/2010 (Insured; MBIA)                                                                1,000,000         1,040,960
  5.25%, 12/15/2014 (Insured; MBIA)                                                                3,890,000         3,977,136
Cornwell-Lebanon School District
  5.30%, 2/15/2013 (Insured; FGIC)                                                                 1,700,000         1,743,299
Cornwell-Lebanon Suburban Joint School Authority, School Revenue,
  5.85%, 3/1/2009 (Insured; FGIC) (Prerefunded 3/1/2004)                                           1,600,000 b       1,701,072
Corry Area School District 5%, 12/1/2003                                                           5,000,000         5,161,400
Cumberland County Municipal Authority, College Revenue:
  (Dickerson College):
    5.25, 11/1/2008 (Insured; AMBAC)                                                               1,000,000         1,070,590
    5.25, 11/1/2009 (Insured; AMBAC)                                                               1,170,000         1,252,766
  (Messiah College) 5.50%, 10/1/2006 (Insured; AMBAC)                                              5,760,000         6,184,397
Dauphin County:
  5.35%, 8/1/2005 (Insured; MBIA) (Prerefunded 8/1/2003)                                           1,500,000 b       1,562,340
  5.40%, 8/1/2006 (Insured; MBIA) (Prerefunded 8/1/2003)                                           1,500,000 b       1,564,065
  5.45%, 8/1/2007 (Insured; MBIA) (Prerefunded 8/1/2003)                                           1,000,000 b       1,043,860
Dauphin County General Authority, Revenue:
  5.40%, 6/1/2026 (Insured; AMBAC)                                                                 1,000,000         1,016,050
  5.50%, 6/1/2026 (Insured; AMBAC)                                                                 1,000,000         1,015,850
Delaware County:
  5.50%, 10/1/2015 (Prerefunded 10/1/2005)                                                           720,000 b         772,510
  5.50%, 10/1/2015                                                                                   280,000           287,918
Delaware County Authority, College Revenue
  (Haverford College):
    5.875%, 11/15/2021                                                                             1,500,000         1,613,520
    5.75%, 11/15/2025                                                                              3,000,000         3,175,680


MPAM Pennsylvania Intermediate Municipal Bond Fund (continued)
                                                                                                 Principal
Long-Term Municipal Investments (continued)                                                       Amount ($)         Value ($)

Pennsylvania (continued)

Delaware County Industrial Development Authority, PCR
  (Peco Energy Company Project)
  5.20%, 4/1/2021                                                                                  4,565,000         4,612,385
Delaware County Regional Water Quality Control Authority
  Sewer Revenue 5%, 5/1/2003 (Insured; FGIC)                                                       1,000,000         1,028,460
Delaware River Joint Toll Bridge Commission, Bridge Revenue
  6%, 7/1/2002 (Insured; FGIC)                                                                     1,000,000         1,033,170
Delaware Valley Regional Finance Authority, Local Government Revenue
  5.50%, 8/1/2028 (Insured; AMBAC)                                                                 6,250,000         6,575,813
Downington Area School District:
  5.25%, 2/1/2008                                                                                  4,870,000         5,196,972
  5.375%, 2/1/2009                                                                                 5,020,000         5,405,185
Exeter Township School Authority, School Revenue
  6.375%, 12/1/2001 (Insured; MBIA)                                                                  360,000           368,125
Exeter Township School District:
  6.55%, 5/15/2007 (Insured; FGIC) (Prerefunded 5/15/2002)                                         1,000,000 b       1,037,200
  5.85%, 5/15/2009 (Insured; FGIC)                                                                 1,000,000         1,057,370
  5.15%, 5/15/2010 (Insured; FGIC)                                                                 2,500,000         2,595,200
Fleetwood Area School Authority 5.70%, 4/1/2006 (Insured; FGIC)                                    1,160,000         1,254,146
Fox Chapel Area School District
  5.50%, 8/15/2008                                                                                 1,500,000         1,546,410
Geisinger Authority, Health System Revenue:
  5.80, 7/1/2003 (Prerefunded 7/1/2002)                                                              830,000 b         871,342
  5.80, 7/1/2003                                                                                     740,000           776,460
Gettysburg Municipal Authority, HR
  (Gettyburg Hospital Project)
  6%, 7/1/2007 (Insured; MBIA)                                                                     1,080,000         1,111,439
Governor Mifflin School District
  5%, 11/15/2003 (Insured; AMBAC)                                                                  1,000,000         1,009,270
Hampton Township Sanitation Authority, Sewer Revenue
  5.55%, 2/1/2008 (Insured; MBIA)                                                                    750,000           768,998
Hampton Township School District 6%, 8/15/2007 (Insured; FGIC)                                     1,000,000         1,041,620
Hazelton City Authority, Water Revenue:
  5.75%, 4/1/2005 (Insured; FGIC)                                                                    540,000           579,004
  5.75, 4/1/2006 (Insured; FGIC)                                                                     570,000           617,840
Hempfield Area School District (Westmoreland County):
  6.10%, 9/15/2003 (Insured; FGIC)                                                                   700,000           701,533
  6.20%, 9/15/2004 (Insured; FGIC)                                                                   900,000           902,052
Hempfield Township Municipal Authority ( Westmoreland County)
  Sewer Revenue:
    5.90, 9/1/2004 (Insured; FGIC) (Prerefunded 9/1/2002)                                            600,000 b         621,852
    6.30%, 9/1/2007 (Insured; FGIC) (Prerefunded 9/1/2002)                                           500,000 b         521,130
Lancaster County Solid Waste Management Authority, RRR:
  5.25%, 12/15/2008 (Insured; AMBAC)                                                               3,940,000         4,160,088
  5.25%, 12/15/2009 (Insured; AMBAC)                                                               4,230,000         4,462,819
  5.25%, 12/15/2010 (Insured; AMBAC)                                                               2,000,000         2,107,120

                                                                                                                     The Funds



STATEMENT OF INVESTMENTS (Unaudited) (continued)

MPAM Pennsylvania Intermediate Municipal Bond Fund (continued)
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                       Amount ($)         Value ($)

Pennsylvania (continued)

Lancaster County Vocational-Technical School Authority, LR:
  6.10%, 2/15/2003 (Insured; FGIC)                                                                 1,000,000         1,048,040
  5.25%, 2/15/2009 (Insured; FGIC)                                                                 1,000,000         1,065,900
  5.25%, 2/15/2010 (Insured; FGIC)                                                                 1,500,000         1,597,575
Lancaster Higher Education Authority, College Revenue
  (Franklin and Marshall College Project)
  6.50%, 4/15/2006                                                                                 1,000,000         1,031,890
Lancaster School District
  5.50%, 5/15/2006 (Insured; FGIC) (Prerefunded 5/15/2004)                                         1,000,000 b       1,056,650
Lehigh County General Purpose Authority, Revenue
  (Lehigh Valley Hospital):
    5.75%, 7/1/2004 (Insured; MBIA)                                                                1,140,000         1,207,431
    5.75%, 7/1/2005 (Insured; MBIA)                                                                1,200,000         1,285,584
    5.75%, 7/1/2006 (Insured; MBIA)                                                                1,270,000         1,372,375
Lehigh County Industrial Development Authority, PCR
  (Pennsylvania Power and Light Co. Proj)
  6.40%, 11/01/2021 (Insured; MBIA)                                                                1,750,000         1,847,528
Ligonier Valley School District
  6%, 3/1/2019 (Insured; MBIA) (Prerefunded 3/1/2004)                                              6,000,000 b       6,404,460
Lower Merion Township:
  5.625%, 8/1/2005                                                                                   850,000           871,471
  5.75%, 8/1/2006                                                                                    730,000           748,673
Lycoming County Authority, LR
  5.75%, 7/1/2002                                                                                    370,000           376,072
Manheim Central School District:
  5.40%, 5/15/2004 (Insured; FGIC)                                                                   650,000           684,873
  5.50%, 5/15/2005 (Insured; FGIC) (Prerefunded 5/15/2004)                                           620,000 b         655,123
  5.90%, 5/15/2008 (Insured; FGIC) (Prerefunded 5/15/2004)                                         1,060,000 b       1,132,801
  6%, 5/15/2009 (Insured; FGIC) (Prerefunded 5/15/2004)                                            1,175,000 b       1,259,236
Montgomery County Higher Education and Health Authority, HR
  (Abington Memorial Hospital)
  5%, 6/1/2007 (Insured; AMBAC)                                                                    2,940,000         3,077,151
Montgomery County Industrial Development Authority, PCR
  (Peco Energy Company Project):
    5.20%, 10/1/2030                                                                               2,500,000         2,525,950
    5.30%, 10/1/2034                                                                               1,500,000         1,520,460
Neshaminy School District,
  5.65%, 2/15/2003 (Insured; FGIC)                                                                 1,015,000         1,043,450
North Allegheny School District
  6.25%, 11/1/2007 (Insured; AMBAC)                                                                2,700,000         2,812,887
North Hills School District
  7%, 7/15/2006 (Insured; MBIA) (Prerefunded 7/15/2001)                                              500,000 b         506,815
North Pennsylvania School District:
  5.50%, 3/1/2003                                                                                  1,150,000         1,192,309
  5.50%, 3/1/2006                                                                                  1,350,000         1,449,630
North Pennsylvania School District Authority, School Revenue
  (Mongomery and Bucks County)
  6.20%, 3/1/2007                                                                                    975,000         1,059,006


MPAM Pennsylvania Intermediate Municipal Bond Fund (continued)
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                       Amount ($)         Value ($)

Pennsylvania (continued)

Northeastern Hospital and Education Authority, College Revenue
  (Luzerne County Community College):
    5.25%, 8/15/2006 (Insured; MBIA)                                                               1,115,000         1,184,754
    5.25%, 8/15/2007 (Insured; MBIA)                                                               1,170,000         1,248,098
North Wales Water Authority, Water Revenue
  5.40%, 11/1/2010 (Insured; FGIC)                                                                 1,000,000         1,043,280
Northern Tioga School District 5.05%, 7/15/2003                                                    6,700,000         6,746,632
Parkland School District:
  5.375%, 9/1/2014 (Insured; FGIC)                                                                 3,110,000         3,339,145
  5.375%, 9/1/2016 (Insured; FGIC)                                                                 1,490,000         1,585,464
Penn Delco School District:
  5.90%, 10/1/2005 (Insured; FGIC)                                                                 1,340,000         1,381,352
  6%, 10/1/2006 (Insured; FGIC)                                                                    1,275,000         1,314,194
Penn Manor School District:
  5.20%, 6/1/2012 (Insured; FGIC) (Prerefunded 6/1/2006)                                             355,000 b         378,029
  5.20%, 6/1/2012 (Insured; FGIC)                                                                    395,000           407,439
Pennsbury School District:
  6.10%, 8/15/2004 (Insured; FGIC)                                                                 1,000,000         1,080,210
  6.65%, 8/15/2009 (Insured; FGIC) (Prerefunded 8/15/2004)                                         1,000,000 b       1,097,960
Pennsylvania:
  5.125%, 3/15/2004 (Insured; AMBAC)                                                               4,500,000         4,682,430
  5.30%, 5/1/2005                                                                                  1,000,000         1,055,970
  5.375%, 5/15/2005 (Insured; FGIC)                                                                5,000,000         5,300,700
  5.25%, 6/15/2005                                                                                 3,000,000         3,133,560
  5%, 8/1/2005 (Insured; FGIC)                                                                    10,000,000        10,478,000
  6.30%, 9/15/2005                                                                                 2,000,000         2,083,360
  5.375%, 11/15/2005 (Insured; FGIC)                                                               2,000,000         2,133,320
  5.75%, 12/1/2005                                                                                 1,000,000         1,046,230
  5.50%, 1/15/2006 (Insured; MBIA)                                                                 6,000,000         6,421,260
  5%, 6/1/2006 (Insured; MBIA)                                                                     1,500,000         1,577,310
  5.875%, 12/1/2006                                                                                1,000,000         1,050,170
  6.375%, 9/15/2007                                                                                3,000,000         3,127,320
  5.375%, 5/15/2009 (Insured; FGIC)                                                                3,000,000         3,200,280
  5.25%, 10/15/2009                                                                               10,000,000        10,741,800
  5.25%, 10/15/2010                                                                               10,000,000        10,738,100
  6%, 1/15/2012                                                                                    2,500,000         2,809,250
  COP 6.25%, 11/1/2006 (Insured; FSA)                                                              1,000,000         1,036,700
Pennsylvania Higher Educational Facilities Authority, Revenue:
  (Drexel University) 5.625%, 5/1/2014 (Insured; MBIA)                                             2,000,000         2,071,940
  (Lafayette College Project) 6%, 5/1/2030                                                         5,000,000         5,362,050
  (State System):
    5.25%, 6/15/2004 (Insured; AMBAC)                                                              1,000,000         1,046,850
    5.20%, 6/15/2007 (Insured; AMBAC)                                                              1,000,000         1,034,630
    5.30%, 6/15/2008 (Insured; AMBAC)                                                              3,200,000         3,310,624
    5.75%, 6/15/2010 (Insured; AMBAC)                                                              3,045,000         3,374,073
  (Temple University) 5.25%, 4/1/2014 (Insured; MBIA)                                              2,500,000         2,588,500
  (Thomas Jefferson University) 6.10%, 8/15/2002 (Insured; MBIA)                                     605,000           627,318
  (University of Scranton) 5.75%, 11/1/2016 (Insured; AMBAC)                                       1,690,000         1,824,287
  (UPMC Health System) 5.25%, 8/1/2012 (Insured; FSA)                                              3,000,000         3,149,910

                                                                                                                     The Funds



STATEMENT OF INVESTMENTS (Unaudited) (continued)

MPAM Pennsylvania Intermediate Municipal Bond Fund (continued)
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                       Amount ($)         Value ($)

Pennsylvania (continued)

Pennsylvania Higher Educational Facilities Authority, Revenue (continued):
  College and University:
    (College of Pharmacy and Science) 5.35%, 11/1/2011 (Insured; MBIA)                             2,000,000         2,083,480
    (Drexel University):
      5.50%, 5/1/2006 (Insured; MBIA)                                                              1,600,000         1,716,896
      5.50%, 5/1/2007 (Insured; MBIA)                                                              1,275,000         1,376,847
      5.50%, 5/1/2010 (Insured; MBIA)                                                              3,910,000         4,169,937
    (University of Pennsylvania):
      5.30%, 9/1/2006                                                                              1,000,000         1,054,620
      5.40%, 9/1/2007                                                                              2,000,000         2,108,980
  Health Services:
    (University of Pennsylvania):
      5.60%, 1/1/2005                                                                              2,750,000         2,821,803
      6%, 1/1/2005                                                                                 3,500,000         3,639,895
      5.80%, 1/1/2007                                                                              2,000,000         2,061,400
      6%, 1/1/2010                                                                                 3,000,000         3,085,170
      5.60%, 11/15/2010                                                                            2,000,000         2,165,700
      5.875%, 1/1/2015                                                                             2,000,000         2,005,960
Pennsylvania Housing Finance Agency:
  (Rental Housing):
    5.75%, 7/1/2003                                                                                1,000,000         1,041,190
    6.25%, 7/1/2007                                                                                2,100,000         2,188,704
    5.15%, 1/1/2003                                                                                1,800,000         1,840,104
    5.45%, 7/1/2006                                                                                2,400,000         2,508,216
  (Single Family Mortgage):
    5%, 10/1/2001                                                                                  1,000,000         1,009,670
    5.10%, 10/1/2002                                                                               1,750,000         1,796,813
    5.20%, 10/1/2003                                                                               1,000,000         1,038,060
    5.30%, 10/1/2004                                                                               1,970,000         2,071,376
    5.35%, 10/1/2009                                                                               1,165,000         1,238,150
    5.45%, 10/1/2010                                                                               3,025,000         3,212,490
    5.50%, 10/1/2011                                                                               1,325,000         1,401,996
    5.55%, 10/1/2012                                                                               3,060,000         3,224,414
    5.45%, 10/1/2014                                                                               1,000,000         1,025,300
    6%, 10/1/2015                                                                                  3,045,000         3,219,479
    5.75%, 10/1/2013                                                                               5,040,000         5,347,944
    5.40%, 10/1/2027                                                                                 620,000           639,865
Pennsylvania Industrial Development Authority, EDR:
  5.50%, 7/1/2005 (Insured; AMBAC)                                                                 3,000,000         3,191,700
  6%, 7/1/2008 (Insured; AMBAC)                                                                    5,600,000         6,228,936
  5.80%, 1/1/2009 (Insured; AMBAC)                                                                 5,000,000         5,499,700
Pennsylvania Infrastructure Investment Authority, Revenue
  (Pennvest Loan Pool):
    6.25%, 9/1/2002                                                                                1,000,000         1,038,830
    5.45%, 9/1/2003                                                                                2,000,000         2,083,840
    5.55%, 9/1/2004                                                                                  600,000           634,488
    5.75%, 9/1/2006                                                                                1,000,000         1,059,600
    5.85%, 9/1/2008                                                                                1,000,000         1,056,350


MPAM Pennsylvania Intermediate Municipal Bond Fund (continued)
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                       Amount ($)         Value ($)

Pennsylvania (continued)
Pennsylvania Intergovernmental Cooperative Authority, Special Tax Revenue
  (City of Philadelphia Funding Program):
    5.35%, 6/15/2007 (Insured; FGIC) (Prerefunded 6/15/2003)                                       6,930,000 b       7,203,250
    5%, 6/15/2007 (Insured; FGIC)                                                                  2,500,000         2,634,250
    5.60%, 6/15/2015 (Insured; MBIA) (Prerefunded 6/15/2003)                                       3,000,000 b       3,134,700
    5%, 6/15/2021 (Insured; FGIC)                                                                  2,600,000         2,536,976
Pennsylvania State University:
  5.55%, 8/15/2006 (Insured; AMBAC)                                                                3,000,000         3,124,020
  5.55%, 8/15/2007                                                                                   750,000           779,910
  5.60%, 8/15/2008                                                                                 5,000,000         5,195,650
  5.50%, 8/15/2016                                                                                 6,280,000         6,397,562
Pennsylvania Turnpike Commission, Revenue:
  6.40%, 12/1/2004                                                                                 1,000,000         1,039,460
  5.70%, 12/1/2006 (Insured; FGIC)                                                                 1,750,000         1,831,795
  5.80%, 12/1/2007 (Insured; MBIA)                                                                 1,000,000         1,046,670
  5.90%, 12/1/2008 (Insured; FGIC)                                                                 1,500,000         1,571,370
  6%, 12/1/2009 (Insured; AMBAC)                                                                   1,500,000         1,587,555
  Oil Franchise Tax:
    5.50%, 12/1/2006 (Insured; AMBAC)                                                              2,305,000         2,490,345
    5.625%, 12/1/2006 (Insured; AMBAC)                                                             2,000,000         2,174,920
    6%, 12/1/2009 (Insured; AMBAC)                                                                 1,765,000         1,942,435
Perkiomen Valley School District:
  5.25%, 3/1/2013 (Insured; FSA)                                                                   1,230,000 a       1,291,033
  5.25%, 3/1/2014 Insured; FSA)                                                                    1,290,000 a       1,343,509
Philadelphia:
  5.25%, 3/15/2011 (Insured; FSA)                                                                  3,500,000         3,723,125
  5.25%, 3/15/2012 (Insured; FSA)                                                                    235,000           248,181
  5.25%, 3/15/2013 (Insured; FSA)                                                                  2,000,000         2,097,000
  5.25%, 3/15/2014 (Insured; FSA)                                                                  1,000,000         1,041,590
  Water and Wastewater Revenue:
    5.625%, 6/15/2009 (Insured; AMBAC)                                                             5,000,000         5,441,500
    5.25%, 12/15/2012 (Insured; AMBAC)                                                            10,000,000        10,694,200
    5.75, 6/15/2013 (Insured; MBIA) (Prerefunded 6/15/2003)                                        1,000,000 b       1,065,710
    5.50%, 6/15/2014 (Insured; FSA) (Prerefunded 6/15/2003)                                        2,095,000 b       2,221,203
Philadelphia Authority For Industrial Development, Revenue:
  (Girard Estates Facilities Leasing Project)
    5%, 5/15/2019                                                                                  2,400,000         2,400,456
  (Long Term Care FFE/Maplewood)
    8%, 1/1/2024 (Prerefunded 7/1/2004                                                             2,950,000 b       3,385,273
Philadelphia Hospital and Higher Education Facilities Authority:
  HR (Childrens Hospital of Philadelphia)
    5.375%, 2/15/2014                                                                              2,700,000         2,720,034
  Revenue (Northwestern Corporation)
    7.125%, 6/1/2018 (Prerefunded 6/1/2003)                                                        2,595,000 b       2,815,160
  Revenue (Jefferson Health System)
    5.50%, 5/15/2008                                                                               1,000,000         1,051,200

                                                                                                                     The Funds



STATEMENT OF INVESTMENTS (Unaudited) (continued)

MPAM Pennsylvania Intermediate Municipal Bond Fund (continued)
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                       Amount ($)         Value ($)

Pennsylvania (continued)

Philadelphia Parking Authority, Parking Revenue:
  5.25%, 2/1/2013 (Insured; AMBAC)                                                                 1,935,000         2,025,248
  5.25%, 2/1/2014 (Insured; AMBAC)                                                                 2,040,000         2,120,723
  Airport:
    5.50%, 9/1/2004 (Insured; AMBAC)                                                               2,820,000         2,977,497
    5.50%, 9/1/2005 (Insured; AMBAC)                                                               1,800,000         1,917,630
    5.75%, 9/1/2009 (Insured; AMBAC)                                                               2,255,000         2,486,769
Philadelphia School District:
  6.25%, 9/1/2003 (Insured; AMBAC)                                                                 2,620,000         2,778,955
  5%, 10/1/2008 (Insured; MBIA)                                                                   10,000,000        10,545,000
  5.75%, 2/1/2011 (Insured; FSA)                                                                   3,000,000         3,326,580
  5.75%, 2/1/2013 (Insured; FSA)                                                                   3,000,000         3,296,160
  5.25%, 4/1/2014 (Insured; MBIA)                                                                  2,500,000         2,582,200
Pittsburgh and Allegheny County Public Auditorium Authority,
  Special Obligation
  5.60%, 6/1/2001                                                                                     15,000            15,086
Pleasant Valley School District
  5.75%, 9/1/2002 (Insured; AMBAC)                                                                 1,000,000         1,001,900
Pocono Mountain School District
  7%, 10/1/2003 (Insured; AMBAC)                                                                      35,000            35,104
Ridley School District
  5%, 11/15/2003 (Insured; FGIC)                                                                   1,100,000         1,110,197
Rose Tree Media School District:
  6.15%, 3/15/2002 (Insured; FGIC) (Prerefunded 9/15/2001)                                           600,000 b         609,072
  6.50%, 3/15/2006 (Insured; FGIC) (Prerefunded 9/15/2001)                                           500,000 b         508,500
  5.25%, 2/15/2008 (Insured; FGIC) (Prerefunded 2/15/2004)                                           555,000 b         580,280
  5.30%, 2/15/2009 (Insured; FGIC) (Prerefunded 2/15/2004)                                           575,000 b         601,991
  5.30%, 2/15/2009 (Insured; FGIC)                                                                   425,000           436,760
Saint Mary's Area School District:
  5.20%, 1/1/2006 (Insured; MBIA)                                                                  1,000,000         1,027,300
  5.20%, 1/1/2007 (Insured; MBIA)                                                                  1,000,000         1,025,050
Scranton-Lackawanna Health and Welfare Authority, Revenue:
  (Community Medical Center Project):
    5.50%, 7/1/2010 (Insured; MBIA)                                                                3,035,000         3,257,466
    5.50%, 7/1/2011 (Insured; MBIA)                                                                3,195,000         3,414,688
  (Mercy Health) 5.25%, 1/1/2005 (Insured; MBIA)                                                   2,435,000         2,549,762
  (University of Scranton Project):
    5.50%, 11/1/2006 (Insured; AMBAC)                                                              2,295,000         2,472,312
    5.50%, 11/1/2007 (Insured; AMBAC)                                                              3,040,000         3,292,594
Seneca Valley School District
  5.50%, 7/1/2004 (Insured; FGIC)                                                                    750,000           766,830
Southeastern Pennsylvania Transportation Authority, Special Revenue:
  5.125%, 3/1/2009 Series A (Insured; FGIC)                                                        1,350,000         1,431,824
  5.125%, 3/1/2009 Series B (Insured; FGIC)                                                        4,120,000         4,369,713
  5.90%, 3/1/2010 (Insured; FGIC) (Prerefunded 3/1/2005)                                           2,125,000 b       2,314,763
  5.90%, 3/1/2010 (Insured; FGIC) (Prerefunded 3/1/2005)                                             125,000 b         136,163
  5.25%, 3/1/2013 (Insured; FGIC)                                                                  2,000,000         2,096,720



MPAM Pennsylvania Intermediate Municipal Bond Fund (continued)
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                       Amount ($)         Value ($)

Pennsylvania (continued)

Spring-Ford Area School District:
  5.25%, 8/1/2001 (Insured; FGIC) (Prerefunded 3/5/2001)                                           1,000,000 b       1,000,350
  5.70%, 8/1/2004 (Insured; FGIC) (Prerefunded 3/5/2001)                                           1,000,000 b       1,000,430
  4.75%, 8/1/2005 (Insured; FSA) (Prerefunded 11/1/2004)                                           1,000,000 a,b     1,036,890
  5.70%, 2/1/2008 (Insured; AMBAC) (Prerefunded 2/1/2004)                                          2,000,000 b       2,112,420
  6.50%, 2/1/2018 (Insured; AMBAC) (Prerefunded (2/1/2004)                                         1,660,000 b       1,827,162
State Public School Building Authority, College Revenue:
  (Northampton Community College)
    6%, 4/1/2009 (Insured; MBIA) (Prerefunded 4/1/2004)                                            1,000,000 b       1,069,140
  (Montgomery Community College Project):
    5.80%, 5/1/2009 (Insured; MBIA) (Prerefunded 11/1/2004)                                          955,000 b       1,026,157
    5.85%, 5/1/2010 (Insured; MBIA) (Prerefunded 11/1/2004)                                        1,010,000 b       1,086,972
    5.75%, 5/1/2011 (Prerefunded 11/1/2004)                                                        1,000,000 b       1,072,800
  (Harrisburg Community College) 5.10%, 10/1/2006 (Insured; MBIA)                                  1,000,000 b       1,058,440
  (Westmoreland County Community College)
    5.45%, 10/15/2011 (Insured; MBIA) (Prerefunded 10/15/2005)                                     1,000,000 b       1,073,140
Stroudsburg Area School District:
  5.30%, 10/1/2007 (Insured; FGIC) (Prerefunded 10/1/2005)                                         1,475,000 b       1,572,807
  5.45%, 10/1/2008 (Insured; FGIC) (Prerefunded 10/1/2005)                                         2,340,000 b       2,509,861
Swarthmore Boro Authority, College Revenue:
  5.70%, 9/15/2003 (Prerefunded 9/15/2002)                                                           185,000 b         194,861
  5.70%, 9/15/2003                                                                                   815,000           854,968
Trinity Area School District
  5.45%, 11/1/2009 (Insured; FGIC)                                                                 2,000,000         2,057,660
University of Pittsburgh:
  5.65%, 6/1/2001(Insured; MBIA)                                                                     650,000           653,679
  5.65%, 6/1/2001(Insured; MBIA)                                                                     350,000           352,072
  5.75%, 6/1/2002(Insured; MBIA)                                                                     650,000           668,200
  5.75%, 6/1/2002(Insured; MBIA)                                                                     350,000           359,975
  6.25%, 6/1/2007(Insured; MBIA) (Prerefunded 6/1/2002)                                              970,000 b       1,021,662
  6.25%, 6/1/2007(Insured; MBIA)                                                                     530,000           557,046
Upper Darby School District 5%, 2/15/2010 (Insured; AMBAC)                                         1,100,000 a       1,155,506
Upper Gwynedd Towamencin Municipal Authority, Sewer Revenue
  6.75%, 10/15/2006 (Insured; MBIA)                                                                1,000,000         1,020,100
Upper Merion Municipal Utilities Authority, Sewer Revenue
  5.30%, 8/15/2004                                                                                 1,545,000         1,600,280
Upper St. Clair Township School District
  5.20%, 7/15/2027                                                                                 7,000,000         6,961,780
Wallenpaupack Area School District:
  5.50%, 3/1/2007 (Insured; FGIC)                                                                  1,985,000         2,138,778
  5.50%, 3/1/2008 (Insured; FGIC)                                                                  2,090,000         2,262,028
Washington County Authority, LR
  5.10%, 6/1/2004 (Insured; FGIC)                                                                    800,000           822,872
Washington County Industrial Development Authority,
  PCR (West Penn Power Co.- Mitchell Project)
  4.95%, 3/1/2003 (Insured; MBIA)                                                                  1,000,000         1,024,460

                                                                                                                     The Funds



STATEMENT OF INVESTMENTS (Unaudited) (continued)

MPAM Pennsylvania Intermediate Municipal Bond Fund (continued)
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                       Amount ($)         Value ($)

Pennsylvania (continued)
West Chester Area Municipal Authority, Water Revenue
  5.75%, 1/1/2003                                                                                    515,000           528,864
Wilkes-Barre Area School District
  6.10%, 4/1/2009 (Insured; FGIC) (Prerefunded 10/1/2004)                                          1,000,000 b       1,082,960
York County:
  5.60%, 10/1/2002 (Insured; FGIC)                                                                 1,000,000         1,021,940
  5.80%, 10/1/2003 (Insured; FGIC)                                                                 1,500,000         1,533,900
York County Solid Waste and Refuse Authority
  Solid Waste System Revenue
  5.50%, 12/1/2014 (Insured; FGIC)                                                                 1,000,000         1,084,010

Texas--1.8%
Harris County, Toll Road 6%, 8/1/2009 (Insured; FGIC)                                              9,000,000 a      10,122,209
Matagorda County Navigation District No. 1, Revenue
  (Reliant Energy Inc.) 5.20%, 5/1/2029                                                            4,000,000         4,050,759
North Texas Health Facilities Development Corporation, HR
  (Regional Health Care System Inc. Project)
  5.25%, 9/1/2007 (Insured; MBIA)                                                                    770,000           815,845
Port Arthur Navigation District, PCR
  6.10%, 4/1/2006 (Prerefunded 2/15/2002)                                                            755,000 b         772,508

Utah--.2%
Alpine School District (Utah Qualified Local School Board Program)
  5%, 3/15/2007                                                                                    1,750,000         1,838,829

Virginia--.2%
Newport News Industrial Development Authority, IDR
  (Advanced Shipbuilder Carrier)
  5.25%, 9/1/2002                                                                                  1,605,000         1,647,692

West Virginia--.1%
West Virginia, College Revenue
  6%, 4/1/2006 (Insured; AMBAC)                                                                    1,000,000         1,062,699

Wisconsin--0.0%
Appleton Area School District 6.75%, 2/15/2006                                                       500,000           561,459

U.S. Related--4.4%
Puerto Rico Electric Power Authority, Power Revenue
  5.25%, 7/1/2029 (Insured; FSA)                                                                  15,575,000        15,791,181
Puerto Rico Highway and Transportation Authority, Highway Revenue:
  6.25%, 7/1/2008 Series Y (Insured; MBIA)                                                         1,295,000         1,484,471
  6.25%, 7/1/2008 Series Z (Insured; MBIA)                                                         1,000,000         1,146,310
  5.50, 7/1/2013 (Insured; FSA)                                                                    1,500,000         1,664,055
  5.50%, 7/1/2013 (Insured; MBIA)                                                                  4,000,000         4,437,480
Puerto Rico Municipal Finance Agency:
  5.50%, 8/1/2007 (Insured; FSA)                                                                   6,305,000         6,905,109
  5.50%, 8/1/2009 (Insured; FSA)                                                                   7,090,000         7,836,080

Total Long-Term Municipal Investments (cost $846,340,981)                                                          876,321,116




MPAM Pennsylvania Intermediate Municipal Bond Fund (continued)
                                                                                                  Principal
Short-Term Municipal Investments--2.6%                                                            Amount ($)          Value ($)
---------------------------------------------------------------------------------------------------------------------------------
Alaska--.3%
Anchorage Higher Education, Revenue, VRDN
  (Alaska Pacific University) 3.20% (LOC; Bank of America NT&SA)                                   2,800,000 c       2,800,000

California--.6%
California Health Facilities Finance Authority, Revenue, VRDN
  (Catholic Healthcare) 3.90%                                                                      5,000,000 c       5,000,000

Georgia--.1%
Gwinnett County Hospital Authority, Revenue Anticipation Certificates
  VRDN (Gwinnett Hospital System) 3.15% (LOC; Suntrust Bank)                                       1,000,000 c       1,000,000

Idaho--.1%
Nez Perce County, PCR, VRDN
  (Potlatch 84) 3.50% (LOC; Bank One Chicago N.A.)                                                 1,350,000 c       1,350,000

Illinois--.4%
Illinois Development Finance Authority, Revenue, VRDN:
  (Goodman Theater Project) 3.20% (LOC: Harris Trust and Savings Bank,
    Bank One Corp., Northern Trust Corp.)                                                          1,000,000 c       1,000,000
  (Uhlich Childrens Home Project)
    3.50% (LOC; American National Bank and Trust)                                                    500,000 c         500,000
Illinois Educational Facilities Authority, Revenue, VRDN:
  (Shedd Aquarium Society) 3.20% (LOC; Bank One N.A.)                                              1,000,000 c       1,000,000
  (Chicago Childrens Museum) 3.20% (LOC: Bank One N.A.)                                            1,100,000 c       1,100,000

Indiana--.7%
Indiana Educational Faciilities Authority, Revenue, VRDN
  (Franklin College) 3.55% (LOC; Bank One Indiana)                                                   860,000 c         860,000
Indiana Health Facilities Financing Authority, Revenue, VRDN
  (Capital Access Designated Pool):
    3.20% (LOC; Comerica Bank)                                                                       100,000 c         100,000
    3.20% (LOC; Comerica Bank)                                                                     4,300,000 c       4,300,000
    3.20% (LOC; Harris Trust and Savings Bank)                                                       200,000 c         200,000
Indiana Hospital Equipment Financing Authority, Revenue, VRDN
  3.20% (Insured; MBIA)                                                                              700,000 c         700,000

Pennsylvania--.2%
Allegheny County Hospital Development Authority, Revenue, VRDN
  (Presbyterian University Hospital) 3.50% (LOC; Bank One N.A.)                                    1,500,000 c       1,500,000

Wisconsin--.2%
Wisconsin Health Facilities Authority, Revenue, VRDN
  (Franciscan Health Care) 3.15% (LOC; Toronto Dominion Bank)                                      1,000,000 c       1,000,000
Wisconsin Health and Educational Facilities Authority, Revenue, VRDN
  (Alverno College Project) 3.20% (LOC; Allied Irish Bank PLC)                                       800,000 c         800,000

Total Short-Term Municipal Investments (cost $23,210,000)                                                           23,210,000
---------------------------------------------------------------------------------------------------------------------------------

Total Investments (cost $869,550,982)                                                                    101.1%    899,531,116

Liabilities, Less Cash And Receivables                                                                    (1.1%)   (10,207,690)

Net Assets                                                                                               100.0%    889,323,426

                                                                                                                     The Funds




STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Abbreviations


AMBAC      American Municipal Bond Assurance Corporation
COP        Certificate of Participation
EDR        Economic Development Revenue
FGIC       Financial Guaranty Insurance Company
FSA        Financial Security Assurance
HR         Hospital Revenue
IDR        Industrial Development Revenue
MBIA       Municipal Bond Investors Assurance
             Insurance Corporation
LOC        Letter of Credit
LR         Lease Revenue
PCR        Pollution Control Revenue
RRR        Resource Recovery Revenue
VRDN       Variable Rate Demand NoteS



---------------------------------------------------------------------------------------------------------------------------------
Summary of Combined Ratings (Unaudited)


Fitch           or             Moody's             or          Standard & Poor's                Value (%)
---------------------------------------------------------------------------------------------------------------------------------
AAA                            Aaa                                  AAA                                 63.0
AA                             Aa                                   AA                                  28.3
A                              A                                    A                                    3.3
BBB                            Baa                                  BBB                                  1.8
F-1                            MIG1/P1                              SP1/A1                               3.5
Not Rated d                    Not Rated d                          Not Rated d                           .1
                                                                                                       100.0

a    Purchased on a delayed delivery basis.

b Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire bonds in full at the earliest refunding date.

c Securities payable on demand. Variable interest rate-subject to periodic change.

d Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

e At February 28, 2001, the fund had $252,403,588 (28.4% of net assets) invested in securities whose payment of principal and interest is dependent upon revenues generated from education projects.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2001 (Unaudited)

                                                              MPAM          MPAM           MPAM           MPAM           MPAM
                                                         Large Cap         Income       Mid Cap      Small Cap  International
                                                        Stock Fund     Stock Fund    Stock Fund     Stock Fund           Fund
---------------------------------------------------------------------------------------------------------------------------------
Assets ($):
Investments at value--
  See Statement of Investments--Note 2(c)+            2,188,296,097    757,229,452   807,170,332    133,049,120    352,550,544
Cash                                                        884,751            --        317,237        502,928        581,823
Cash denominated in foreign currencies                           --            --             --            --       6,016,739
Receivable for investment securities sold                 5,219,029      1,876,061     8,198,421         21,102             --
Receivable for shares of Beneficial Interest subscribed      14,542             --            --             --         70,000
Dividends receivable                                      2,583,938      1,235,883       539,482         71,965        774,674
Interest receivable                                           3,350         12,712         3,780            958          2,281
Prepaid expenses                                             93,806          8,099        44,423         13,972         16,921
                                                      2,197,095,513    760,362,207   816,273,675    133,660,045    360,012,982
---------------------------------------------------------------------------------------------------------------------------------
Liabilities ($):
Due to The Dreyfus Corporation and affiliates--Note 3     1,184,405        417,688       474,822        105,768        232,234
Due to Administrator--Note 3                                255,225         87,975        91,282         14,894          3,316
Cash overdraft due to Custodian                                  --        611,448            --             --             --
Payable for investment securities purchased              10,415,700      2,236,115     8,041,747      3,327,998        872,134
Payable for shares of Beneficial Interest redeemed        4,939,708      1,231,892       461,682         33,722             --
Net unrealized (depreciation) on forward currency
  exchange contracts--Note 2(f)                                  --             --            --             --          6,572
Accrued expenses and other liabilities                       36,378         35,118        44,108         27,153        110,332
                                                         16,831,416      4,620,236     9,113,641      3,509,535      1,224,588
---------------------------------------------------------------------------------------------------------------------------------
Net Assets ($)                                        2,180,264,097    755,741,971   807,160,034    130,150,510    358,788,394
Composition of Net Assets ($):
Paid-in capital                                       1,610,610,352    531,999,916   674,403,129    133,551,591    360,049,921
Accumulated investment income (loss)--net                   140,435        248,294       166,375        (46,964)       153,591
Accumulated net realized gain (loss) on investments     (17,275,883)    14,254,489    (2,635,751)    (8,801,995)            --
Accumulated net realized gain (loss) on investments
  and foreign currency transactions                             --             --            --             --        (308,096)
Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                586,789,193    209,239,272   135,226,281      5,447,878             --
Accumulated net unrealized appreciation
  (depreciation) on investments and foreign
  currency transactions--Note 4                                  --             --            --             --     (1,107,022)
---------------------------------------------------------------------------------------------------------------------------------
Net Assets ($)                                        2,180,264,097    755,741,971   807,160,034    130,150,510    358,788,394

Net Asset Value Per Share
Shares Outstanding
(unlimited number of shares of Beneficial Interest)     208,168,923     68,379,223    72,145,157     11,129,129     28,317,070
Net Asset Value Per Share ($)                                 10.47          11.05         11.19          11.69          12.67
---------------------------------------------------------------------------------------------------------------------------------
+ Investments at cost ($)                             1,601,506,904    547,990,180   671,944,051    127,601,242    353,618,110


                                                                                                                     The Funds

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES (Unaudited) (continued)

                                                                             MPAM          MPAM           MPAM          MPAM
                                                                         Emerging      Balanced           Bond   Intermediate
                                                                     Markets Fund          Fund           Fund      Bond Fund
---------------------------------------------------------------------------------------------------------------------------------
Assets ($):
Investments at value--See Statement of Investments--Note 2(c)+         35,489,431   453,972,528    666,387,259    387,236,581
Cash                                                                      639,089            --             --             --
Cash denominated in foreign currencies                                    412,299            --             --             --
Receivable for investment securites sold                                   95,337       430,293             --             --
Receivable for shares of Beneficial Interest subscribed                   464,709            --             --        251,064
Dividends receivable                                                       79,441     2,301,972             --             --
Interest receivable                                                           446       214,648      6,724,634      5,945,274
Paydowns receivable                                                            --            --        511,065        130,254
Prepaid expenses                                                           10,660        25,505         38,337         20,744
Due from Administrator                                                        628            --             --             --
                                                                       37,192,040   456,944,946    673,661,295    393,583,917
---------------------------------------------------------------------------------------------------------------------------------

Liabilities ($):
Due to The Dreyfus Corporation and affiliates--Note 3                      29,790       183,025        196,464        118,178
Due to Administrator--Note 3                                                   --        55,979         71,046         43,162
Cash overdraft due to Custodian                                                --       933,944      1,987,474      2,014,693
Payable for investment securities purchased                             1,144,246     8,529,191     23,963,320             --
Payable for shares of Beneficial Interest redeemed                             --            --        120,282        104,906
Net unrealized (depreciation) on forward currency
  exchange contracts--Note 2(f)                                                 3            --             --             --
Accrued expenses                                                           38,247        19,708         73,046         50,121
                                                                        1,212,286     9,721,847     26,411,632      2,331,060
---------------------------------------------------------------------------------------------------------------------------------
Net Assets ($)                                                         35,979,754   447,223,099    647,249,663    391,252,857

Composition of Net Assets ($):
Paid-in capital                                                        34,896,628   393,605,505    628,174,096    383,619,039
Accumulated investment income (loss)--net                                  29,750        (5,017)        21,637         20,002
Accumulated net realized gain (loss) on investments                            --     1,158,440      2,845,769       (986,624)
Accumulated net realized gain (loss) on investments
  and foreign currency transactions                                       392,384            --             --             --
Accumulated net unrealized appreciation
  (depreciation) on investments--Note 4                                         --   52,464,171     16,208,161      8,600,440
Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions--Note 4                660,992            --             --             --
---------------------------------------------------------------------------------------------------------------------------------
Net Assets ($)                                                         35,979,754   447,223,099    647,249,663    391,252,857

---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share
Shares Outstanding
(unlimited number of shares of Beneficial Interest)                     2,862,124    37,909,806     49,897,304     30,299,728
Net Asset Value Per Share ($)                                               12.57         11.80          12.97          12.91
---------------------------------------------------------------------------------------------------------------------------------

+ Investments at cost ($)                                              34,827,594   401,508,357    650,179,098    378,636,141


See notes to financial statements.


                                                                            MPAM          MPAM           MPAM           MPAM
                                                                       Short-Term      National       National   Pennsylvania
                                                                             U.S.  Intermediate     Short-Term   Intermediate
                                                                       Government     Municipal      Municipal      Municipal
                                                                  Securities Fund     Bond Fund      Bond Fund      Bond Fund
---------------------------------------------------------------------------------------------------------------------------------
Assets ($):
Investments at value--See Statement of Investments--Note 2(c)+         94,950,317   435,160,787    126,286,526    899,531,116
Cash                                                                           --            --        184,954             --
Receivable for investment securities sold                                      --     5,146,497             --      6,609,759
Receivable for shares of Beneficial Interest subscribed                        --            --             --        132,660
Dividends receivable                                                           --            --             --             --
Interest receivable                                                     1,109,888     5,225,342      1,696,782     11,526,131
Prepaid expenses                                                           15,538        24,093         14,157         41,525
Due from Administrator                                                         --            --             --             --
                                                                       96,075,743   445,556,719    128,182,419    917,841,191
---------------------------------------------------------------------------------------------------------------------------------
Liabilities ($):
Due to The Dreyfus Corporation and affiliates--Note 3                      20,852        91,426         30,415        343,188
Due to Administrator--Note 3                                               10,454        67,679         14,159         91,088
Cash overdraft due to Custodian                                           408,728     1,241,168             --      4,332,027
Payable for investment securities purchased                                    --     8,838,520             --     23,680,152
Payable for shares of Beneficial Interest redeemed                        243,446            --             --             --
Accrued expenses                                                           54,851        48,453         15,776         71,310
                                                                          738,331    10,287,246         60,350     28,517,765
---------------------------------------------------------------------------------------------------------------------------------
Net Assets ($)                                                         95,337,412   435,269,473    128,122,069    889,323,426
Composition of Net Assets ($):
Paid-in capital                                                        94,548,634   417,802,283    125,512,733    856,505,041
Accumulated undistributed investment income--net                            8,326            --             --             --
Accumulated net realized gain (loss) on investments                       111,804     2,141,511        118,895      2,838,251

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                                  668,648    15,325,679      2,490,441     29,980,134
---------------------------------------------------------------------------------------------------------------------------------
Net Assets ($)                                                         95,337,412   435,269,473    128,122,069    889,323,426

---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share
Shares Outstanding
(unlimited number of shares of Beneficial Interest)                     7,463,694    33,709,850     10,053,437     68,947,322
Net Asset Value Per Share ($)                                               12.77         12.91          12.74          12.90
---------------------------------------------------------------------------------------------------------------------------------
+ Investments at cost ($)                                              94,281,669   419,835,108    123,796,085    869,550,982

                                                                                                                     The Funds

See notes to financial statements.

STATEMENT OF OPERATIONS
from October 2, 2000 (commencement of operations) to February 28, 2001 (Unaudited)

                                                                  MPAM          MPAM          MPAM          MPAM          MPAM
                                                             Large Cap        Income       Mid Cap     Small Cap  International
                                                            Stock Fund    Stock Fund    Stock Fund    Stock Fund          Fund
---------------------------------------------------------------------------------------------------------------------------------
Investment Income ($):
Income:
Cash dividends (net of $6,769, $1,651 and $147,316
  foreign taxes  withheld at source for the MPAM
  Large Cap Stock Fund, MPAM Income Stock Fund
  and the MPAM International Fund, respectively)            10,066,716     5,453,422     2,696,595       368,306     1,159,652
Interest                                                       686,177       248,941       618,062       118,191       497,675
Total Income                                                10,752,893     5,702,363     3,314,657       486,497     1,657,327
Expenses:
Investment advisory fee--Note 3(a)                           6,582,150     2,279,831     2,497,603       431,849     1,135,939
Administration fee--Note 3(a)                                1,457,557       504,846       479,365        73,137       192,389
Custodian fees--Note 3(a)                                       67,258        33,510        24,989        15,122       140,018
Prospectus and shareholders' reports                             3,818         7,490         3,718         3,718         2,068
Shareholder servicing costs--Note 3(a)                             440           184           292           359           162
Auditing fees                                                   13,072        13,174        11,467        10,619        10,938

Legal fees                                                      12,376       104,275         8,404         1,205         5,160
Registration fees                                                6,225         7,849        11,486         9,114        16,490
Trustees' fees and expenses--Note 3(b)                          59,851        25,981        20,880         3,962         8,369

Miscellaneous                                                   84,946         1,322        19,801         3,392        12,703

Total Expenses                                               8,287,693     2,978,462     3,078,005       552,477     1,524,236
Less--reduction in administration fee due to
  undertaking--Note 3(a)                                            --            --            --       (19,016)     (121,017)

Net Expenses                                                 8,287,693     2,978,462     3,078,005       533,461     1,403,219
Investment Income (Loss)--Net                                2,465,200     2,723,901       236,652       (46,964)      254,108
---------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on
  Investments--Note 4 ($):
Net realized gain (loss) on investments                    (14,711,533)   25,081,627    (2,635,751)   (8,801,995)           --
Net realized gain (loss) on investments and
  foreign currency transactions                                     --            --            --            --      (183,674)
Net realized gain (loss) on forward currency
  exchange contracts                                                --            --            --            --      (124,422)

Net Realized Gain (Loss)                                   (14,711,533)   25,081,627    (2,635,751)   (8,801,995)     (308,096)
Net unrealized appreciation (depreciation) on investments (414,141,706) (117,122,008)  (88,569,437)      950,268            --
Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                 --            --            --            --     3,622,714

Net Realized and Unrealized Gain (Loss) on Investments    (428,853,239)  (92,040,381)  (91,205,188)   (7,851,727)    3,314,618

Net Increase (Decrease) in Net Assets
  Resulting from Operations                               (426,388,039)  (89,316,480)  (90,968,536)   (7,898,691)    3,568,726



See notes to financial statements.



                                                                               MPAM          MPAM           MPAM          MPAM
                                                                            Emerging      Balanced          Bond   Intermediate
                                                                        Markets Fund          Fund          Fund     Bond Fund
---------------------------------------------------------------------------------------------------------------------------------
Investment Income ($):
Income:
Cash dividends (net of $16,682 and $501
  foreign taxes withheld at source
  for the MPAM Emerging Markets Fund
  and MPAM Balanced Fund, respectively)                                      157,348       832,199            --            --
Interest                                                                      75,170     6,302,390    17,306,846    10,490,872

Interest Income                                                              232,518     7,134,589    17,306,846    10,490,872

Expenses:
Investment advisory fee--Note 3(a)                                            97,303       904,316     1,036,092       647,755
Administration fee--Note 3(a)                                                 12,187       239,914       372,859       233,105
Custodian fees--Note 3(a)                                                     46,870        22,832        21,153        12,279
Prospectus and shareholders' reports                                             212         3,718        12,819         8,618
---------------------------------------------------------------------------------------------------------------------------------
Shareholder servicing costs--Note 3(a)                                            99           305         3,540         3,533
Auditing fees                                                                 10,283        10,989        11,370        11,153
Legal fees                                                                       198         4,136        21,369        17,145
Registration fees                                                              8,273         6,225         6,458         6,458
Trustees' fees and expenses--Note 3(b)                                           770        12,452        16,785        11,849

Miscellaneous                                                                  2,204        17,434        19,718        15,869
Total Expenses                                                               178,399     1,222,321     1,522,163       967,764

Less-reduction in administration fee due to undertaking--Note 3(a)           (64,173)      (13,709)      (71,634)      (60,908)

Net Expenses                                                                 114,226     1,208,612     1,450,529       906,856
Investment Income--Net                                                       118,292     5,925,977    15,856,317     9,584,016
---------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on
  Investments--Note 4 ($):
Net realized gain (loss) on investments                                           --     1,158,440     2,845,769      (986,624)
Net realized gain (loss) on investments and foreign currency transactions    431,510            --            --            --
Net realized gain (loss) on forward currency exchange contracts              (34,114)           --            --            --

Net Realized Gain (Loss)                                                     397,396     1,158,440     2,845,769      (986,624)
Net unrealized appreciation (depreciation) on investments                         --   (28,470,011)   20,355,331    13,896,178
Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                          660,992            --            --            --

Net Realized and Unrealized Gain (Loss) on Investments                     1,058,388   (27,311,571)   23,201,100    12,909,554

Net Increase in Net Assets Resulting from Operations                       1,176,680   (21,385,594)   39,057,417    22,493,570

                                                                                                                     The Funds


See notes to financial statements.

STATEMENT OF OPERATIONS (Unaudited) (continued)

                                                                               MPAM          MPAM          MPAM          MPAM
                                                                          Short-Term      National      National  Pennsylvania
                                                                                U.S.  Intermediate    Short-Term  Intermediate
                                                                          Government     Municipal     Municipal     Municipal
                                                                     Securities Fund     Bond Fund     Bond Fund     Bond Fund
---------------------------------------------------------------------------------------------------------------------------------
Investment Income ($):

Interest Income:                                                            2,506,982     8,408,574     2,527,560    18,275,205

Expenses:
Investment advisory fee--Note 3(a)                                            143,884       598,754       188,773     1,835,290
Administration fee--Note 3(a)                                                  59,174       244,487        77,680       528,419
Custodian fees--Note 3(a)                                                       7,659         9,231         5,091        28,283
Prospectus and shareholders' reports                                            7,618         6,133         7,903        11,133
Shareholder servicing costs--Note 3(a)                                          3,534            28            --            --
Auditing fees                                                                  10,886         7,652         2,722        17,728
Legal fees                                                                     11,879        12,647         4,288        27,947
Registration fees                                                               6,458        10,769         6,478         6,458
Trustees' fees and expenses--Note 3(b)                                         13,181        15,302         8,730        26,814
Miscellaneous                                                                  10,224         9,817         5,244        26,090
Total Expenses                                                                274,497       914,820       306,909     2,508,162
Less--reduction in administration fee due to undertaking--Note 3(a)           (48,395)      (25,242)      (26,447)      (48,873)

Net Expenses                                                                  226,102       889,578       280,462     2,459,289
Investment Income--Net                                                      2,280,880     7,518,996     2,247,098    15,815,916
---------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on
  Investments--Note 4 ($):
Net realized gain (loss) on investments                                       127,854     2,247,337       118,895     3,173,447
Net realized gain (loss) on financial futures                                      --       (83,263)           --            --

Net Realized Gain (Loss)                                                      127,854     2,164,074       118,895     3,173,447
Net unrealized appreciation (depreciation) on investments                   2,050,078    11,135,149     2,392,011    24,985,705

Net Realized and Unrealized Gain (Loss) on Investments                      2,177,932    13,299,223     2,510,906    28,159,152

Net Increase in Net Assets Resulting from Operations                        4,458,812    20,818,219     4,758,004    43,975,068


See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
from October 2, 2000 (commencement of operations) to February 28, 2001 (Unaudited)

                                                     MPAM              MPAM             MPAM              MPAM            MPAM
                                                Large Cap            Income          Mid Cap         Small Cap    International
                                               Stock Fund        Stock Fund       Stock Fund        Stock Fund             Fund
---------------------------------------------------------------------------------------------------------------------------------
Operations ($):
Investment income (loss)--net                   2,465,200         2,723,901          236,652           (46,964)         254,108
Net realized gain (loss) on investments       (14,711,533)       25,081,627       (2,635,751)       (8,801,995)        (308,096)
Net unrealized appreciation
   (depreciation) on investments             (414,141,706)     (117,122,008)     (88,569,437)          950,268        3,622,714

Net Increase (Decrease) in Net Assets
   Resulting from Operations                 (426,388,039)      (89,316,480)     (90,968,536)       (7,898,691)       3,568,726
---------------------------------------------------------------------------------------------------------------------------------
Dividends to Shareholders from ($):


Investment income--net                         (2,324,765)       (2,475,607)         (70,277)               --         (100,517)
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments               (2,564,350)      (10,827,138)              --                --               --
Total Dividends                                (4,889,115)      (13,302,745)         (70,277)               --         (100,517)
---------------------------------------------------------------------------------------------------------------------------------
Beneficial Interest Transactions ($):
Net proceeds from shares sold                 114,454,533         3,376,241       76,139,819        34,236,302       77,378,758
Net assets received in connection with
   conversion--Note 1                       2,697,488,350       933,596,199      857,968,427       116,815,931      287,208,762
Dividends reinvested                            1,769,290         7,203,062            3,947                --           13,543
Cost of shares redeemed                      (202,178,614)      (85,821,998)     (35,921,038)      (13,010,724)      (9,288,570)

Increase (Decrease) in Net Assets from
   Beneficial Interest Transactions         2,611,533,559       858,353,504      898,191,155       138,041,509      355,312,493

Total Increase (Decrease) In Net Assets     2,180,256,405       755,734,279      807,152,342       130,142,818      358,780,702
---------------------------------------------------------------------------------------------------------------------------------
Net Assets ($):

Beginning of Period--Note 1                         7,692             7,692            7,692             7,692            7,692

End of Period                               2,180,264,097       755,741,971      807,160,034       130,150,510      358,788,394
Undistributed investment income--net              140,435           248,294          166,375                --          153,591
---------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (Shares):
Shares sold                                     9,976,846           277,629        6,648,858         2,856,430        6,104,578
Shares issued in connection with
   conversion--Note 1                         215,799,067        74,687,696       68,637,474         9,345,275       22,976,701
Shares issued for dividends reinvested            158,081           613,552              333                --            1,073
Shares redeemed                               (17,765,686)       (7,200,269)      (3,142,123)       (1,073,191)        (765,897)

Net Increase (Decrease) in
   Shares Outstanding                         208,168,308        68,378,608       72,144,542        11,128,514       28,316,455

                                                                                                                     The Funds


See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited) (continued)

                                                                       MPAM             MPAM              MPAM             MPAM
                                                                   Emerging         Balanced              Bond     Intermediate
                                                               Markets Fund             Fund              Fund        Bond Fund
---------------------------------------------------------------------------------------------------------------------------------
Operations ($):
Investment income--net                                              118,292        5,925,977        15,856,317        9,584,016
Net realized gain (loss) on investments                             397,396        1,158,440         2,845,769         (986,624)
Net unrealized appreciation (depreciation) on investments           660,992      (28,470,011)       20,355,331       13,896,178

Net Increase (Decrease) in Net Assets
  Resulting from Operations                                       1,176,680      (21,385,594)       39,057,417       22,493,570
---------------------------------------------------------------------------------------------------------------------------------
Dividends to Shareholders from ($):
Investment income--net                                              (88,542)      (5,930,994)      (15,834,680)      (9,564,014)
Net realized gain on investments                                     (5,012)              --                --               --
Total Dividends                                                     (93,554)      (5,930,994)      (15,834,680)      (9,564,014)
---------------------------------------------------------------------------------------------------------------------------------
Beneficial Interest Transactions ($):
Net proceeds from shares sold                                    35,452,439        5,791,932        61,164,450       33,921,408
Net assets received in connection with conversion--Note 1                --      506,266,470       611,189,463      383,695,825
Dividends reinvested                                                 52,026           83,130           497,325          553,565
Cost of shares redeemed                                            (615,529)     (37,609,537)      (48,832,004)     (39,855,189)
Increase (Decrease) in Net Assets from
  Beneficial Interest Transactions                               34,888,936      474,531,995       624,019,234      378,315,609
Total Increase (Decrease) In Net Assets                          35,972,062      447,215,407       647,241,971      391,245,165
---------------------------------------------------------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period--Note 1                                           7,692            7,692             7,692            7,692
End of Period                                                    35,979,754      447,223,099       647,249,663      391,252,857
Undistributed investment income--net                                 29,750               --            21,637           20,002
---------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (Shares):
Shares sold                                                       2,908,960          474,147         4,778,746        2,681,090
Shares issued in connection with conversion--Note 1                      --       40,501,318        48,895,157       30,695,666
Shares issued for dividends reinvested                                4,354            6,883            39,067           43,586
Shares redeemed                                                     (51,805)      (3,073,157)       (3,816,281)      (3,121,229)

Net Increase (Decrease) in Shares Outstanding                     2,861,509       37,909,191        49,896,689       30,299,113



See notes to financial statements.


                                                                      MPAM             MPAM              MPAM             MPAM
                                                                 Short-Term         National          National     Pennsylvania
                                                                       U.S.     Intermediate        Short-Term     Intermediate
                                                                 Government        Municipal         Municipal        Municipal
                                                            Securities Fund        Bond Fund         Bond Fund        Bond Fund
---------------------------------------------------------------------------------------------------------------------------------
Operations ($):
Investment income--net                                            2,280,880        7,518,996         2,247,098       15,815,916
Net realized gain (loss) on investments                             127,854        2,164,074           118,895        3,173,447
Net unrealized appreciation (depreciation) on investments         2,050,078       11,135,149         2,392,011       24,985,705

Net Increase (Decrease) in Net Assets
  Resulting from Operations                                       4,458,812       20,818,219         4,758,004       43,975,068
---------------------------------------------------------------------------------------------------------------------------------
Dividends to Shareholders from ($):
Investment income--net                                           (2,272,554)      (7,518,996)       (2,247,098)     (15,815,916)
Net realized gain on investments                                    (16,050)         (22,563)               --         (335,196)

Total Dividends                                                  (2,288,604)      (7,541,559)       (2,247,098)     (16,151,112)
---------------------------------------------------------------------------------------------------------------------------------
Beneficial Interest Transactions ($):
Net proceeds from shares sold                                     5,189,554       38,081,863         6,022,985       31,439,786
Net assets received in connection with conversion--Note 1       101,041,240      393,149,901       132,338,181      875,384,362
Dividends reinvested                                                 86,785          102,493             7,798          258,618
Cost of shares redeemed                                         (13,158,067)      (9,349,136)      (12,765,493)     (45,590,988)

Increase (Decrease) in Net Assets from
  Beneficial Interest Transactions                               93,159,512      421,985,121       125,603,471      861,491,778

Total Increase (Decrease) In Net Assets                          95,329,720      435,261,781       128,114,377      889,315,734
---------------------------------------------------------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period--Note 1                                           7,692            7,692             7,692            7,692
End of Period                                                    95,337,412      435,269,473       128,122,069      889,323,426
Undistributed investment income--net                                  8,326               --                --               --
---------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (Shares):
Shares sold                                                         409,690        2,982,330           565,167        2,466,409
Shares issued in connection with conversion--Note 1               8,083,299       31,451,992        10,587,054       70,030,749
Shares issued for dividends reinvested                                6,873            7,979               616           20,386
Shares redeemed                                                  (1,036,783)        (733,066)       (1,100,015)      (3,570,837)

Net Increase (Decrease) in Shares Outstanding                     7,463,079       33,709,235        10,052,822       68,946,707

                                                                                                                     The Funds



See notes to financial statements.

FINANCIAL HIGHLIGHTS (Unaudited)
The following tables describe the performance for each fund for the period from October 2, 2000 (commencement of operations) to
February 28, 2001. Total return shows how much your investment in each fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These figures have been derived from each fund's financial statements.


                                                                  MPAM          MPAM           MPAM           MPAM         MPAM
                                                             Large Cap        Income        Mid Cap      Small Cap International
                                                            Stock Fund    Stock Fund     Stock Fund     Stock Fund          Fund
---------------------------------------------------------------------------------------------------------------------------------

Per Share Data ($):
Net asset value, beginning of period                             12.50         12.50          12.50          12.50         12.50
Investment Operations:
Investment income--net a                                           .01           .04            .00b           .00b          .01
Net realized and unrealized
  gain (loss) on investments                                     (2.02)        (1.30)         (1.31)          (.81)          .16
Total from Investment Operations                                 (2.01)        (1.26)         (1.31)          (.81)          .17
Distributions:
Dividends from investment income--net                             (.01)         (.04)           .00b           --           (.00)b
Dividends from net realized gain on investments                   (.01)         (.15)         --             --            --
Total Distributions                                               (.02)         (.19)         --             --             (.00)b
Net asset value, end of period                                   10.47         11.05          11.19          11.69         12.67
---------------------------------------------------------------------------------------------------------------------------------

Total Return (%) c                                              (16.06)       (10.18)        (10.47)         (6.48)         1.39
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets c                          .34           .35            .38            .43           .43
Ratio of net investment income (loss)
  to average net assets c                                          .10           .32            .03           (.04)          .08
Decrease reflected in above expense ratio
  due to undertaking by the Administrator c                      --            --             --               .02           .04
Portfolio Turnover Rate c                                        20.91         12.95          34.31          66.62         17.57
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                        2,180,264       755,742        807,160        130,151       358,788



a Based on average shares outstanding at each month end.
b Amount represents less than $.01 per share.
c Not annualized.
See notes to financial statements.



                                                                             MPAM          MPAM            MPAM         MPAM
                                                                         Emerging       Balanced           Bond  Intermediate
                                                                     Markets Fund           Fund           Fund     Bond Fund
---------------------------------------------------------------------------------------------------------------------------------

Per Share Data ($):
Net asset value, beginning of period                                        12.50          12.50          12.50          12.50
Investment Operations:
Investment income--net                                                        .07a           .15a           .32            .31
Net realized and unrealized
  gain (loss) on investments                                                  .05           (.70)           .47            .41
Total from Investment Operations                                              .12           (.55)           .79            .72
Distributions:
Dividends from investment income--net                                        (.05)          (.15)          (.32)          (.31)
Dividends from net realized gain on investments                              (.00)b          --             --            --
Total Distributions                                                          (.05)          (.15)          (.32)          (.31)
Net asset value, end of period                                              12.57          11.80          12.97          12.91
---------------------------------------------------------------------------------------------------------------------------------

Total Return (%)                                                             1.03c         (4.39)c        15.47d         14.09d
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets                                       .56c           .26c           .56d           .56d
Ratio of net investment income
  to average net assets                                                       .58c          1.26c          6.16d          5.96d
Decrease reflected in above expense ratio
  due to undertaking by the Administrator                                     .31c           .00b,c         .03d           .04d
Portfolio Turnover Rate                                                     20.42c         32.59c         63.00c         49.58c
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                      35,980        447,223        647,250        391,253



a Based on average shares outstanding at each month end.
b Amount represents less than $.01 per share.
c Not annualized.
d Annualized.
See notes to financial statements.

                                                                                                                     The Funds


FINANCIAL HIGHLIGHTS (Unaudited) (continued)


                                                                             MPAM           MPAM           MPAM          MPAM
                                                                       Short-Term       National       National  Pennsylvania
                                                                             U.S.   Intermediate     Short-Term  Intermediate
                                                                       Government      Municipal      Municipal     Municipal
                                                                  Securities Fund      Bond Fund      Bond Fund     Bond Fund
---------------------------------------------------------------------------------------------------------------------------------
---
Per Share Data ($):
Net asset value, beginning of period                                        12.50          12.50          12.50         12.50
Investment Operations:
Investment income--net                                                        .29            .28            .22           .23
Net realized and unrealized
  gain (loss) on investments                                                  .27            .41            .24           .41
Total from Investment Operations                                              .56            .69            .46           .64
Distributions:
Dividends from investment income--net                                        (.29)          (.28)          (.22)         (.23)
Dividends from net realized gain on investments                              (.00)a         (.00)a         --            (.01)
Total Distributions                                                          (.29)          (.28)          (.22)         (.24)
Net asset value, end of period                                              12.77          12.91          12.74         12.90
---------------------------------------------------------------------------------------------------------------------------------
---
Total Return (%) b                                                          11.00          13.49           8.92         12.30
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets b                                     .55            .52            .52           .67
Ratio of net investment income
  to average net assets b                                                    5.59           4.40           4.17          4.31
Decrease reflected in above expense ratio
  due to undertaking by the Administrator b                                   .12            .01            .05           .01
Portfolio Turnover Rate c                                                   32.37          30.87          32.93         20.44
---------------------------------------------------------------------------------------------------------------------------------
---
Net Assets, end of period ($ x 1,000)                                      95,337        435,269        128,122        889,323
a Amount represents less than $.01 per share.
b Annualized.
c Not annualized.
See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS (Unaudited)


NOTE 1--General:

MPAM Funds Trust (the "Trust") was organized as a Massachusetts business trust on April 12, 2000 and operates as a series company currently offering thirteen series. They are MPAM Large Cap Stock Fund, MPAM Income Stock Fund, MPAM Mid Cap Stock Fund, MPAM Small Cap Stock Fund, MPAM International Fund, MPAM Emerging Markets Fund, MPAM Balanced Fund, MPAM Bond Fund, MPAM Intermediate Bond Fund, MPAM Short-Term U.S. Government Securities Fund, MPAM National Intermediate Municipal Bond Fund, MPAM National Short-Term Municipal Bond Fund and MPAM Pennsylvania Intermediate Municipal Bond Fund (each, a "fund" and collectively, the "funds"). The Trust had no operations until October 2, 2000 (commencement of operations) other than matters relating to its organization and registration as an open-end management investment company under the Investment Company Act of 1940, as amended (the "Act"), and the Securities Act of 1933, as amended, and the sale and issuance of 8,000 shares of beneficial interest, divided equally among its thirteen series. MPAM Advisers, a division of The Dreyfus Corporation ("Dreyfus"), serves as each fund's investment adviser ("Investment Adviser"). Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the "Administration Agreement"). Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon pays Dreyfus for performing certain administrative services. Dreyfus is a direct subsidiary of Mellon. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the Distributor of each fund's shares, which are sold without a sales charge. The funds' fiscal year end is August 31.

The conversion of certain common trust funds (the "Common Trust Funds") maintained by Mellon or Boston Safe Deposit and Trust Company ("Boston Safe"), an indirect subsidiary of Mellon Financial Corporation, into the thirteen corresponding funds comprising the Trust occurred at the close of business on September 29, 2000. The conversion was accomplished by a tax-free exchange, and, at the completion of the conversion, each fund had the following shares, net assets, net asset value and unrealized appreciation/depreciation:




                                                                                                            Unrealized
                                                                                                          Appreciation
                                                           Shares       Net Assets($)         NAV($)  (Depreciation)($)
---------------------------------------------------------------------------------------------------------------------------------

MPAM Large Cap Stock Fund                             215,799,067       2,697,488,350         12.50      1,000,930,899
MPAM Income Stock Fund                                 74,687,696         933,596,199         12.50        326,361,280
MPAM Mid Cap Stock Fund                                68,637,474         857,968,427         12.50        223,795,718
MPAM Small Cap Stock Fund                               9,345,275         116,815,931         12.50          4,497,610
MPAM International Fund                                22,976,701         287,208,762         12.50         (4,705,052)
MPAM Emerging Markets Fund                                     --                  --            --                --
MPAM Balanced Fund                                     40,501,318         506,266,470         12.50         80,934,182
MPAM Bond Fund                                         48,895,157         611,189,463         12.50         (4,147,170)
MPAM Intermediate Bond Fund                            30,695,666         383,695,825         12.50         (5,295,737)
MPAM Short-Term U.S. Government Securities Fund         8,083,299         101,041,240         12.50         (1,381,430)
MPAM National Intermediate Municipal Bond Fund         31,451,992         393,149,901         12.50          4,190,530
MPAM National Short-Term Municipal Bond Fund           10,587,054         132,338,181         12.50             98,430
MPAM Pennsylvania Intermediate Municipal Bond Fund     70,030,749         875,384,362         12.50          4,994,429

                                                                                                             The Funds

The assets of the Common Trust Funds transferred to the funds were valued at current market prices determined in accordance with Rule 17a-7 promulgated under the 1940 Act.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses that are applicable to all series are allocated among them on a pro rata basis.

The funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2--Significant Accounting Policies:

(a) Portfolio valuation: MPAM Large Cap Stock Fund, MPAM Income Stock Fund, MPAM Mid Cap Stock Fund, MPAM Small Cap Stock Fund, MPAM International Fund, MPAM Emerging Markets Fund and MPAM Balanced Fund (Equity securities):


Investments in equity securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Trust's Board. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

MPAM Bond Fund, MPAM Intermediate Bond Fund, MPAM Short-Term U.S. Government Securities Fund and MPAM Balanced Fund (Debt securities):

Investments in debt securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service ("Service") approved by the Trust's Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of each fund's debt securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates market value.

MPAM National Intermediate Municipal Bond Fund, MPAM National Short-Term Municipal Bond Fund and MPAM Pennsylvania Intermediate Municipal Bond Fund:

Investments in municipal securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Trust's Board.
Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of each fund's securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: All funds except MPAM National Intermediate Municipal Bond Fund, MPAM National Short-Term Municipal Bond Fund and MPAM Pennsylvania Intermediate Municipal Bond Fund:

Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

MPAM National Intermediate Municipal Bond Fund, MPAM National Short-Term Municipal Bond Fund and MPAM Pennsylvania Intermediate Municipal Bond Fund:

Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

Under the terms of the custody agreement with Mellon for each fund except MPAM International Fund and MPAM Emerging Markets Fund and with Boston Safe with respect to MPAM International Fund and MPAM Emerging Markets Fund, the funds received net earnings credits during the period ended February 28, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income. These amounts were as follows:

MPAM Large Cap Stock Fund                   $6,557
MPAM Income Stock Fund                          --
MPAM Mid Cap Stock Fund                      4,900
MPAM Small Cap Stock Fund                    2,037
MPAM International Fund                      9,948
MPAM Emerging Markets Fund                  11,959
MPAM Balanced Fund                           2,569
MPAM Bond Fund                              16,921
MPAM Intermediate Bond Fund                     --
MPAM Short-Term U.S. Government
  Securities Fund                            4,568
MPAM National Intermediate
  Municipal Bond Fund                           --
MPAM National Short-Term
  Municipal Bond Fund                        8,308
MPAM Pennsylvania Intermediate
  Municipal Bond Fund                        1,379

All MPAM Funds:

In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize all fixed income securities on a scientific basis, which differs from the different amortization policies that the funds currently follow. Upon adoption, the funds will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States of America. The effect of this adjustment will be to decrease or increase accumulated net investment income, with an offsetting adjustment to accumulated unrealized appreciation (depreciation) on securities. This adjustment would, therefore, have no effect on the net assets of the funds.

                                                                       The Funds

(c) Repurchase agreements: Certain funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Investment Adviser, acting under the supervision of the Trust's Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Financial futures: Certain funds may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The funds are exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the funds to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the funds recognize a realized gain or loss. These investments require initial margin deposits with a futures broker or a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At February 28, 2001, there were no financial futures contracts outstanding.

(e) Foreign currency transactions: Certain funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(f) Forward currency exchange contracts: Certain funds may enter into forward currency exchange contracts to hedge their exposure to changes in foreign currency  exchange  rates on their  foreign  portfolio  holdings  and to  settle
foreign  currency   transactions.   When  executing  forward  currency  exchange
contracts, a fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, a fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, a fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. A fund realizes a gain if the value of the contract increases between those dates. The funds are also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts, which is typically limited to the unrealized gain on each open contract. At February 28, 2001, there were no open forward currency exchange contracts, except for MPAM International Fund and MPAM Emerging Markets Fund. The following summarizes open forward currency exchange contracts for MPAM International Fund at February 28, 2001 (see below) and MPAM Emerging Markets Fund at February 28, 2001 (see top of page 108).

(g) Concentration of risk: MPAM Pennsylvania Intermediate Municipal Bond Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(h) Dividends to shareholders: Dividends payable to shareholders are recorded by the funds on the ex-dividend date.

MPAM Large Cap Stock Fund, MPAM Income Stock Fund, MPAM Balanced Fund, MPAM Bond Fund, MPAM Intermediate Bond Fund and MPAM Short-Term U.S. Government Securities Fund declare and pay dividends from investment income-net monthly.

MPAM Mid Cap Stock Fund, MPAM Small Cap Stock Fund, MPAM International Fund and MPAM Emerging Markets Fund declare and pay dividends from investment income-net annually.

MPAM National Intermediate Municipal Bond Fund, MPAM National Short-Term Municipal Bond Fund and MPAM Pennsylvania Intermediate Municipal Bond Fund declare dividends daily from investment income-net; such dividends are paid monthly.
With respect to each series, dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers of that fund, it is the policy of the fund not to distribute such gain.

(i) Federal income taxes: It is the policy of each fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes. For Federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.


                                                Foreign
                                               Currency                                          Unrealized
Forward Currency Exchange Contracts             Amounts      Cost ($)     Value ($)      (Depreciation) ($)
---------------------------------------------------------------------------------------------------------------

Purchases;
Japanese Yen, expiring 3/1/2001              72,296,105       622,277       615,705                 (6,572)

                                                                                                    The Funds

                                                Foreign                                         Unrealized
                                               Currency                                       Appreciation
Forward Currency Exchange Contracts             Amounts      Cost ($)     Value ($)      (Depreciation) ($)
---------------------------------------------------------------------------------------------------------------
Purchases:
British Pound, expiring 3/1/2001                 36,920        53,209        53,382                    173
Mexican Peso, expiring 3/1/2001                 657,454        68,010        67,835                   (175)
Sales:                                                      Proceeds ($)
Hong Kong Dollar:
  expiring 3/1/2001                             428,000        54,872        54,873                     (1)
  expiring 3/2/2001                             120,000        15,385        15,385                      -
Total                                                                                                   (3)


NOTE 3--Investment Advisory Fee,
Administration Fee and Other Transactions With
Affiliates:

(a) Fees payable by each fund pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each funds' net assets at the following annual rates:
 .65 of 1% of the MPAM Large Cap Stock Fund, .65 of 1% of the MPAM Income Stock Fund, .75 of 1% of the MPAM Mid Cap Stock Fund, .85 of 1% of the MPAM Small Cap Stock Fund, .85 of 1% of the MPAM International Fund, 1.15% of the MPAM Emerging Markets Fund, .65 of 1% (equity investments), .40 of 1% (debt securities) and
 .15 of 1% (money market investments and other underlying MPAM funds) of the MPAM Balanced Fund, .40 of 1% of the MPAM Bond Fund, .40 of 1% of the MPAM Intermediate Bond Fund, .35 of 1% of the MPAM Short-Term U.S. Government Securities Fund, .35 of 1% of the MPAM National Intermediate Municipal Bond Fund, .35 of 1% of the MPAM National Short-Term Municipal Bond Fund and .50 of 1% of the MPAM Pennsylvania Intermediate Municipal Bond Fund.

Pursuant to the Administration Agreement with Mellon, Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following annual rates:

  0 to $6 billion                        .15 of 1%
  In excess of $6 billion to $12 billion .12 of 1%
  In excess of $12 billion               .10 of 1%

No administration fee is applied to assets held by the MPAM Balanced Fund which are invested in cash or money market instruments or shares of certain other series of the Trust.

Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon pays Dreyfus for performing certain administrative services.

Mellon has agreed, until September 30, 2003, with respect to each fund listed below, to waive receipt of its fees and/or to reimburse a portion of each fund's expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, so that the fund's expenses do not exceed, in the aggregate, the rate per annum of the fund's average daily net assets listed below:

1.05% of the MPAM Small Cap Stock Fund, 1.05% of the MPAM International Fund, 1.35% of the MPAM Emerging Markets Fund, .64 of 1% of the MPAM Balanced Fund,
 .56 of 1% of the MPAM Bond Fund, .56 of 1% of the MPAM Intermediate Bond Fund, .55 of 1% of the MPAM Short-Term U.S. Government Securities Fund, .52 of 1% of
the MPAM National Intermediate Municipal Bond Fund, .52 of 1% of the MPAM National Short-Term Municipal Bond Fund and .67 of 1% of the MPAM Pennsylvania Intermediate Municipal Bond Fund. During the period ended February 28, 2001, the amounts waived were as follows:

MPAM Small Cap Stock Fund                 $ 19,016
MPAM International Fund                    121,017
MPAM Emerging Markets Fund                  64,173
MPAM Balanced Fund                          13,709
MPAM Bond Fund                              71,634
MPAM Intermediate Bond Fund                 60,908
MPAM Short-Term U.S. Government
  Securities Fund                           48,395
MPAM National Intermediate
  Municipal Bond Fund                       25,242
MPAM National Short-Term
  Municipal Bond Fund                       26,447
MPAM Pennsylvania Intermediate
  Municipal Bond Fund                       48,873

All funds except MPAM International Fund and MPAM Emerging Markets Fund compensate Mellon under a Custody Agreement with Mellon, and MPAM International Fund and MPAM Emerging Markets Fund compensate Boston Safe under a Custody Agreement with Boston Safe, for providing custodial services for the relevant funds. During the period ended February 28, 2001, pursuant to the custody agreements, the funds were charged the following:

MPAM Large Cap Stock Fund                 $ 67,258
MPAM Income Stock Fund                      33,510
MPAM Mid Cap Stock Fund                     24,989
MPAM Small Cap Stock Fund                   15,122
MPAM International Fund                    140,018
MPAM Emerging Markets Fund                  46,870
MPAM Balanced Fund                          22,832
MPAM Bond Fund                              21,153
MPAM Intermediate Bond Fund                 12,279
MPAM Short-Term U.S. Government
  Securities Fund                            7,659
MPAM National Intermediate
  Municipal Bond Fund                        9,231
MPAM National Short-Term
  Municipal Bond Fund                        5,091
MPAM Pennsylvania Intermediate
  Municipal Bond Fund                       28,283

(b) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $35,000 and an attendance fee of $3,000 per meeting, which was prorated for the period ended February 28, 2001, because the funds had less than a full year of operations.

                                                                        The Fund

NOTE 4--Securities Transactions:

The following summarizes the aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended February 28, 2001:


                                                              Purchases ($)             Sales ($)
---------------------------------------------------------------------------------------------------------------------------------

MPAM Large Cap Stock Fund                                     506,665,370               548,723,156
MPAM Income Stock Fund                                        109,038,632               175,357,569
MPAM Mid Cap Stock Fund                                       921,043,510               272,888,883
MPAM Small Cap Stock Fund                                     211,321,209                80,002,096
MPAM International Fund                                       118,918,234                52,943,782
MPAM Emerging Markets Fund                                     34,966,817                 3,569,714
MPAM Balanced Fund                                            148,824,876               157,495,263
MPAM Bond Fund                                                329,966,223               327,833,531
MPAM Intermediate Bond Fund                                   186,708,388               199,787,936
MPAM Short-Term U.S. Government Securities Fund                31,562,897                38,310,041
MPAM National Intermediate Municipal Bond Fund                133,078,831               106,256,265
MPAM National Short-Term Municipal Bond Fund                   36,470,606                41,447,483
MPAM Pennsylvania Intermediate Municipal Bond Fund            178,280,713               180,198,663

The  following   summarizes  the   accumulated   net   unrealized   appreciation
(depreciation) on investments and forward currency  exchange  contracts for each series at February 28, 2001:


                                                         Gross            Gross
                                                  Appreciation     (Depreciation)             Net
--------------------------------------------------------------------------------------------------------
MPAM Large Cap Stock Fund                          719,039,706       132,250,513       586,789,193
MPAM Income Stock Fund                             270,565,562        61,326,290       209,239,272
MPAM Mid Cap Stock Fund                            199,532,542        64,306,261       135,226,281
MPAM Small Cap Stock Fund                           15,924,766        10,476,888         5,447,878
MPAM International Fund                             25,451,005        26,525,143        (1,074,138)
MPAM Emerging Markets Fund                           2,291,734         1,629,900           661,834
MPAM Balanced Fund                                  66,432,324        13,968,153        52,464,171
MPAM Bond Fund                                      18,797,557         2,589,396        16,208,161
MPAM Intermediate Bond Fund                          9,821,112         1,220,672         8,600,440
MPAM Short-Term U.S. Government Securities Fund      1,341,164           672,516           668,648
MPAM National Intermediate Municipal Bond Fund      15,552,538           226,859        15,325,679
MPAM National Short-Term Municipal Bond Fund         2,514,396            23,955         2,490,441
MPAM Pennsylvania Intermediate Municipal Bond Fund  30,499,905           519,771        29,980,134


At February 28, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).




For More Information

MPAM Funds Trust
c/o The Dreyfus Corporation
200 Park Avenue
New York, NY  10166

Investment Adviser

MPAM Advisers, a division of
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Administrator

Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

Domestic Equity Funds and Bond Funds
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

International and Emerging Markets Funds
BostonSafe Deposit and Trust Company
One Boston Place
Boston, MA  02108

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI  02940

Distributor

Dreyfus  Service  Corporation
200 Park Avenue
New York,  NY 10166

MPAMSA0201

To obtain information:

By telephone  MPAM Clients,  please  contact  your MPAM
Account  Officer or
Call 1-888-281-7350.
Individual   Account
holders,  please
Call Dreyfus at 1-800-896-8167

By mail  MPAM Clients, write to your MPAM Account Officer
c/o Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Individual Account Holders, write to:
MPAMFamily of Funds
P.O. Box 105
Newark, N.J. 07101-0105



(C)2001 Dreyfus Service Corporation